                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement            [ ]   Confidential For Use of the
[X]   Definitive Proxy Statement                   Commission Only (as permitted
[ ]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
        Rule 14A-11(c) or Rule 14a-12

                         BOCA RATON CAPITAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                         BOCA RATON CAPITAL CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1)    Title of each class of securities to which transaction applies:

               Common Stock
         2)    Aggregate number of securities to which transaction applies:

               4,501,080
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

               $0.625(1)
         4)    Proposed maximum aggregate value of transaction:

               $2,813,175
         5)    Total fee paid:

               $562.64

[X]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)    Amount Previously Paid:

         2)    Form, Schedule or Registration Statement no.:

         3)    Filing Party:

         4)    Date Filed:



--------
(1) Estimated solely for the purpose of calculating the registration fee based upon the average of the bid and asked price as of August 4, 1997 on the OTC Electronic Bulletin Board.

                          BOCA RATON CAPITAL CORPORATION
                                  6516 VIA ROSA
                            BOCA RATON, FLORIDA 33433

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   OCTOBER 9, 1997


To Our Shareholders:

         Notice is hereby given that a Special Meeting of shareholders of Boca Raton Capital Corporation, a Florida corporation ("BRCC" or the "Company") will be held at 10:30 a.m., local time, on October 9, 1997 at The Embassy Suites Hotel, 661 N.W. 53rd Street, Boca Raton, Florida (the "Meeting") for the following purposes:

                  1. To consider and vote upon a proposal to approve the Merger (as defined below) and the issuance (the "Issuance") of shares of common stock of BRCC, $.001 par value per share ("the BRCC Common Stock"), to the shareholders of Clean Room Products, Inc. ("CRP") in connection with an Amended and Restated Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), among CRP, BRCC and CRP Acquisition Corp., a wholly-owned subsidiary of BRCC ("Merger Sub"), which provides for the merger of Merger Sub with and into CRP (the "Merger").

                  2. To approve the adoption of new articles of incorporation of BRCC (the "New BRCC Articles") and new by-laws of BRCC (the "New BRCC By-Laws"), in the event the Merger is not consummated for any reason.

                  3. To consider and transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         Only holders of BRCC Common Stock of record at the close of business on August 26, 1997 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      Franklyn B. Weichselbaum
                                      Secretary
Dated: August 28, 1997

IN ORDER TO ASSURE THE PRESENCE OF A QUORUM AND THEREBY AVOID UNNECESSARY EXPENSE TO ALL SHAREHOLDERS, YOU ARE REQUESTED, IF YOU WILL BE UNABLE TO ATTEND THE MEETING IN PERSON, TO SIGN AND TO DATE THE ENCLOSED PROXY BALLOT (REGARDLESS OF THE AMOUNT OF YOUR HOLDINGS) AND TO MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. IT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE PRESENT AT THE MEETING, YOU MAY VOTE IN PERSON REGARDLESS OF HAVING SENT YOUR PROXY.

                         BOCA RATON CAPITAL CORPORATION
                                  6516 VIA ROSA
                            BOCA RATON, FLORIDA 33433

                         SPECIAL MEETING OF SHAREHOLDERS
                                   OCTOBER 9, 1997

                                 PROXY STATEMENT

         This proxy statement (the "Proxy Statement") is furnished to the shareholders of Boca Raton Capital Corporation, a Florida corporation ("BRCC"), in connection with the solicitation of proxies by the Board of Directors of BRCC, for use at the Special Meeting of shareholders (the "Meeting") to be held at 10:30 a.m., local time, on October 9, 1997 at The Embassy Suites Hotel,
661 N.W. 53rd Street, Boca Raton, Florida, or any adjournment or postponement thereof. The purposes of the Meeting and the matters to be acted upon are: (1) to consider and vote upon a proposal to approve the Merger (as defined below) and the issuance (the "Issuance") of shares of common stock of BRCC, $.001 par value per share (the "BRCC Common Stock") to the shareholders of Clean Room Products, Inc. ("CRP") in connection with an Amended and Restated Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), among CRP,
BRCC and CRP Acquisition Corp., a wholly owned subsidiary of BRCC ("Merger Sub"), which provides for the merger (the "Merger") of Merger Sub with and in to CRP which shall be the surviving corporation (the "Surviving Subsidiary");
(2) to approve the adoption of new articles of incorporation (the "New BRCC Articles") and new by-laws (the "New BRCC By-Laws") of BRCC, in the event the Merger is not consummated for any reason; and (3) to consider and transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         Abstentions will be considered as shares present and entitled to vote at the Meeting for purposes of determining whether a quorum is present and will be counted as votes cast at the Meeting, but will not be counted as votes cast "for" or "against" any given matter. Broker non-votes will be treated as shares present and entitled to vote at the Meeting for purposes of determining whether a quorum is present. However, broker non-votes will not be considered as votes cast at the Meeting.

         A majority of outstanding shares of the BRCC Common Stock represented in person or by proxy shall constitute a quorum at the Meeting. Shares of BRCC Common Stock represented by a properly signed, dated and returned proxy are considered as shares present at the Meeting for purposes of determining a quorum.

         The close of business on August 26, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. On that date, BRCC had 1,125,270 shares of Common Stock outstanding held by 630 holders of record. Each share will be entitled to one vote at the Meeting. The Notice of Meeting, Proxy Statement and form of Proxy are first being mailed to shareholders on or about August 28, 1997

         The date of this Proxy Statement is August 28, 1997.

                                   PROPOSAL 1

                         APPROVAL OF ISSUANCE AND MERGER

         Pursuant to Article VII of BRCC's existing Articles of Incorporation (the "Old BRCC Articles"), if a quorum is present, an affirmative vote of (i) the holders of at least seventy-five percent (75%) of the issued and outstanding shares of the BRCC Common Stock and (ii) at least sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding shares of the BRCC Common Stock Beneficially Owned (as defined on Appendix I hereto) by shareholders other than any Interested Shareholder (as defined on Appendix I hereto), present either in person or by Proxy at the Meeting, is required for the approval of the Issuance and the Merger. If BRCC's shareholders vote to approve the Issuance and the Merger (i) all issued and outstanding shares of CRP capital stock ("CRP Stock") immediately prior to the effective time of the Merger will be converted into the right to receive an aggregate of 4,501,080 shares of BRCC Common Stock which is equivalent to 80% of the outstanding shares of BRCC Common Stock immediately following the effective time of the Merger (assuming none of BRCC's shareholders exercises their rights to dissent from approval of the Merger and excluding 250,000 shares of BRCC Common Stock to be issued to CRP's financial consultant if the Merger is consummated); provided, however, that 1,875,750 shares of BRCC Common Stock to be issued to the existing CRP shareholders will be held in escrow (the "Escrowed Shares") until the earlier of (a) six (6) months after the Merger is consummated and (b) the date of consummation of a long-term financing which results in at least $1,500,000 in net proceeds to BRCC or the Surviving Subsidiary, in the event that neither BRCC nor the Surviving Subsidiary consummates a long term financing which results in at least $1,500,000 in net proceeds to such corporation within six (6) months of the closing of the Merger, the Escrowed Shares will be returned to BRCC and cancelled; (ii) Merger Sub will merge with and into CRP, (iii) each of the current members of the BRCC Board of Directors (the "BRCC Board") will resign and a new board of directors (the "New BRCC Board") consisting of seven (7) individuals shall be appointed effective upon consummation of the Merger, (iv) new articles of incorporation (the "New BRCC Articles") and new by-laws (the "New BRCC ByLaws"") shall be adopted by BRCC and (v) BRCC's name will be changed to "CRP Holding Corp." See "Rights of Dissenting BRCC Shareholders" and Appendix II for a description of the rights of BRCC shareholders who dissent from approval of the Merger.


                                   THE MERGER

BACKGROUND OF THE MERGER

         The terms and conditions of the Merger Agreement were determined through arm's length negotiations between BRCC and CRP. In determining the form of the transaction and the amount of consideration, numerous factors were considered by BRCC and CRP. See "--Reasons for the Merger; Recommendation of the BRCC Board; Interests of Certain Persons" and "Opinion of Financial Advisor."

REASONS FOR THE MERGER; RECOMMENDATION OF THE BRCC BOARD; INTERESTS OF CERTAIN PERSONS

         The Merger is intended to be beneficial to both CRP and BRCC's shareholders. For CRP's shareholders the Merger is expected to afford them with access to both the public capital markets as well as the assets of BRCC for financing and growth opportunities. Management of CRP believes that growth in its operations and business has been restricted because of limitations on its ability to obtain greater levels of financing and that they have the management capabilities and years of experience to significantly expand its operations if appropriately financed. Management of CRP believes that the Merger, which will result in a publicly-held holding company with a subsidiary possessing the combined assets of BRCC and CRP, will expedite CRP's ability to raise funds in the public capital markets and thereby permit CRP to attain growth in its operations and business. CRP also expects to benefit from the services and expertise of a new Chief Executive Officer and President and certain new directors in assisting it in identifying financing opportunities, devising financing strategies and reducing costs. See "Management and Operations of BRCC following the Merger."

         For the BRCC shareholders, the Merger represents an opportunity to acquire an equity interest in a growth company. As of October 1995, BRCC was an inactive business development company ("BDC") that held one portfolio security, RailAmerica, Inc., and the balance of its investments was in cash or cash equivalents. RailAmerica, Inc. is a publicly-traded transportation holding company which owns and develops short line and regional railroads. BRCC's Board of Directors believed shareholders' return on assets was not sufficient to continue operations as a BDC because of the relative size of the BRCC's asset base to its ongoing expenses. In addition, based on BRCC's then financial and operational structure, BRCC's Board of Directors did not believe it was practical to raise additional capital for BRCC and determined that it would be in the best interest of BRCC and its shareholders to withdraw BRCC's status as a BDC and seek a merger with an operating company. BRCC's withdrawal of its status as a BDC was effective on December 22, 1995. Since October 1995, BRCC's Board of Directors has sought to combine BRCC with an established, privately-held operating company with growth potential that desired expedited access to the capital markets.

         CRP designs and constructs clean rooms and associated products for the semiconductor, pharmaceutical, biotechnology, medical device and other industries. In addition, CRP's film division produces Ultraclean(TM) packaging materials for these industries. See "Business of CRP". CRP's management asked CRP's financial consultant and advisor, Josephthal Lyon & Ross Incorporated ("Josephthal"), to identify suitable companies that met the criteria established by management for a combination with CRP. Josephthal is an investment banking and financial advisory firm with knowledge, through its affiliates, of the industry in which CRP operates. Josephthal identified BRCC as a suitable company that met the criteria established by management of CRP for a combination with CRP. Pursuant to the terms of its financial consulting and advisory agreement with CRP, upon consummation of the Merger, Josephthal will be paid a $50,000 fee and receive 250,000 shares of BRCC Common Stock for advising CRP on the Merger. See "Business of CRP-Legal Proceedings" and "Certain Transactions."

         The BRCC Board identified and considered several combination candidates, but none met all of the criteria established by the BRCC Board until Josephthal introduced CRP to BRCC. Based upon its evaluation of CRP, the BRCC Board concluded that, with adequate funding, CRP has the potential for long-term growth.

         Prior to taking action on the Merger, the BRCC Board reviewed various materials relevant to the Merger and received presentations from, and reviewed carefully the terms and conditions of the transactions contemplated by the Merger Agreement with BRCC's management and BRCC's legal and financial advisors, including Spencer Trask Securities Incorporated. See "Opinion of Financial

Advisor." The BRCC Board considered a number of factors in reaching its determination to seek a Merger with CRP, the most significant of which was that the Merger would provide BRCC's shareholders a continuing equity interest with potential for greater long-term capital growth and liquidity than presently exists as to the BRCC Common Stock, since BRCC would acquire an established, growth-oriented operating business with greater resources to pursue the advancement of its operations and experienced management.

         The BRCC Board also considered the following factors: (i) the financial condition, results of operations, business and prospects of BRCC and CRP as well as the risks involved in achieving those prospects; (ii) current industry, economic and market conditions; (iii) an analysis of certain publicly available information with respect to other companies that it believed to be comparable in part to CRP, and the trading markets for certain of such other companies' securities; (iv) the limited prospects for future liquidity for BRCC's shareholders; (v) the terms and conditions of the Merger Agreement; (vi) the possible alternatives to the Merger, including liquidation and the prospects of BRCC continuing to successfully operate as an independent entity; (vii) the tax and accounting aspects of the Merger; (viii) the experience of management of CRP and the prospects of the industry in which CRP operates.

         In view of the wide variety of factors considered by the BRCC Board of Directors in connection with its evaluation of the proposed Merger, the BRCC Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the individual factors considered beyond recognizing that the opportunity for BRCC shareholders to acquire an equity interest in an established, operating business with growth potential was of greater importance than the other factors considered.

         C. Lawrence Rutstein, a member of the BRCC Board, has an interest in recommending the Merger, which may not be identical to those of unaffiliated shareholders of BRCC. Pursuant to the Merger Agreement, C. Lawrence Rutstein will be re-appointed as a member of the New BRCC Board at the effective time of the Merger. See "Management and Operations of BRCC Following the Merger."

         Josephthal, CRP's financial consultant, will receive a $50,000 fee and 250,000 shares of BRCC Common Stock upon the consummation of the Merger. Dan Purjes is the Chairman of Josephthal, a principal shareholder of BRCC and an executive officer, director and principal shareholder of Josephthal Holdings, Inc. the parent company of Josephthal. CRP and Mr. Purjes have recently settled a legal action commenced by Mr. Purjes against CRP for an alleged breach of contract by issuing one and two-thirds shares of CRP Stock to Mr. Purjes prior to consummation of the Merger which shares shall convert into 450,108 shares of BRCC Common Stock upon consummation of the Merger, provided, however, that 187,575 of such shares of BRCC Common Stock will be Escrowed Shares (as defined above). Therefore, Josephthal and Mr. Purjes have substantial interests in the Merger which may not be identical to unaffiliated shareholders of BRCC. See "Business of CRP-Legal Proceedings" and "Certain Transactions."

RECOMMENDATION OF BRCC BOARD

         BRCC'S BOARD OF DIRECTORS BELIEVES THE ISSUANCE AND THE MERGER TO BE FAIR TO AND IN THE BEST INTERESTS OF BRCC AND ITS SHAREHOLDERS, HAS APPROVED THE ISSUANCE AND THE MERGER AND RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE AND THE MERGER.

ACCOUNTING TREATMENT

         Pursuant to the Merger Agreement, as is further described herein, CRP will be acquired through an exchange of stock, effective upon the consummation of the Merger by BRCC, whose stock is publicly traded. As a result of the BRCC acquisition, the shareholders of CRP will receive 80% of the shares of BRCC in exchange for 100% of the shares of CRP.

         Under generally accepted accounting principles, the acquisition will be accounted for as a recapitalization of CRP or reverse acquisition, whereby CRP will be deemed the acquiror. The purchase price to be paid by CRP for BRCC will consist of the net monetary assets of BRCC.

         The Merger will result in both a change in majority equity ownership and management of BRCC and the cessation of BRCC's business operation as previously conducted. This transaction is being accounted for as a capital transaction which is equivalent to the issuance of stock by CRP for the net assets of BRCC accompanied by a recapitalization of CRP. Under this method of accounting and financial reporting, CRP will reflect in the combined financial statements the assets and liabilities of BRCC at their book value and will not combine the historical earnings of BRCC with those of CRP. See the Financial Statements included herein which include pro forma financial statements reflecting the Merger.

         Pursuant to the Merger Agreement, certain shares received by the CRP shareholders will be placed in escrow until the earlier of six months after consummation of the Merger and the date of consummation of a long-term financing which results in at least $1.5 million in net proceeds. The Escrowed Shares will be legally outstanding and reported as such on the face of the balance sheet of CRP and will be included in the calculation of earnings per share. The Company intends to account for the issuance of the Escrowed Shares as a capital transaction. However, the staff of the Securities and Exchange Commission may view the placement of shares in escrow as a recapitalization by promoters similar to a reverse stock split and the agreement to release the shares upon the achievement of the criteria discussed above as a separate compensatory arrangement between the registrant and the promoters. If the Company is required to recognize a compensation expense upon the issuance of the Escrowed Shares, the compensation expense would be equal to the product of (a) the number of Escrowed Shares (1,875,750 shares) and (b) the fair market value of the shares on the date of release from escrow.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discusses the principal United States federal income tax consequences of the Merger that are relevant to holders of the BRCC Common Stock. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), and existing final, temporary and proposed Treasury Regulations, Revenue Rulings and judicial decisions, all of which are subject to prospective and retroactive changes. The discussion does not address the tax consequences that may be relevant to holders of the BRCC Common Stock with special tax status (including, for example, dealers in securities, banks or other financial institutions) and does not address any foreign, state or local tax consequences of the Merger. Accordingly, holders of the BRCC Common Stock should consult with their own tax advisors concerning the application of United States federal income tax laws, as well as the laws of any state, local or foreign taxing jurisdiction, to their particular situations.

         No gain or loss will be recognized for United States federal income tax purposes by holders of the BRCC Common Stock as a result of the Merger. However, the receipt of cash by a holder of the BRCC Common Stock that properly elects to exercise dissenters' rights generally will result in taxable gain or loss to such holder for United States federal income tax purposes in an amount equal to the difference between the amount of cash received and the holder's tax basis in such BRCC Common Stock. Such gain or loss generally should be capital gain or loss, provided the shares of the BRCC Common Stock were held as a capital asset on the date of the Merger. Under recently enacted legislation, capital gains of individuals with respect to property held for more than eighteen months generally will be subject to United States federal income tax at a maximum rate of 20%, and a maximum rate of 28% with respect to property held for more than one year but not more than eighteen months.

CUSTOMARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

         We have made forward-looking statements in this document that are subject to risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of operations of BRCC and CRP set forth under "--Reasons for the Merger; Recommendations of the Board; Interests of Certain Persons" and "Opinion of Financial Advisor" and those statements preceded by, followed by or that include the words "believes," "excepts," "anticipates" or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should understand that the following important factors, in addition to those discussed elsewhere in this document and in the documents which we incorporate by reference, could affect the future results of BRCC and CRP, and could cause those results to differ materially from those expressed in our forward-looking statements: materially adverse changes in economic conditions in the markets served by BRCC and CRP; a significant delay in the expected closing of the Merger; future regulatory actions and conditions in BRCC's and CRP's operating areas; and competition from others.

REGULATORY APPROVALS

         BRCC and CRP are not aware of any federal or state regulatory requirements which must be complied with, other than the filing of the Certificate of Merger with the Secretary of State of the


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
State of New York and the Articles of Merger and the New BRCC Articles with the Secretary of State of the State of Florida.


                          OPINION OF FINANCIAL ADVISOR

         The Board of Directors of BRCC received the written opinion of Spencer Trask Securities Incorporated ("Spencer Trask") dated July 14, 1997 to the effect that, as of such date, the terms of the Amended and Restated Agreement and Plan of Merger and Reorganization dated as of March 26, 1997 are fair to holders of shares of BRCC Common Stock from a financial point of view (the Spencer Trask written fairness opinion is herewith referred to as the "Fairness Opinion"). A copy of the Fairness Opinion is attached hereto as Appendix III. Holders of BRCC Common Stock are urged to read the Fairness Opinion in its entirety for an explanation of the assumptions made, matters considered and limitations of the Spencer Trask review.

         In connection with rendering its advice and its written Fairness Opinion, Spencer Trask reviewed and analyzed, among other things, the following:
(i) the Merger Agreement; (ii) the financial statements and other financial information concerning BRCC, including the Annual Reports on Form 10-KSB for the fiscal years ended December 31, 1995 and 1996, respectively, and the Quarterly Report on Form 10-QSB for the quarter ended March 31, 1997; (iii) certain publicly available information concerning the trading of, and the trading market for, BRCC Common Stock, including news reports as per Bloomberg Information Services; (iv) the stock issuance and trading history of BRCC; (v) the financial statements and other financial information concerning CRP, including audited financial statements for the years ended December 31, 1993, 1994, 1995 and 1996 and unaudited financial statements for the three months ended March 31, 1997;
(vi) certain internal information, primarily financial in nature, concerning the business and operations of CRP furnished by CRP for purposes of Spencer Trask's analysis, including the business plan prepared by CRP's management, internal management-prepared budgeted income statements, order backlog, asset schedules and product literature; (vii) the Distribution Agreement with VWR Scientific, Inc.; (viii) certain publicly available information with respect to certain other companies that Spencer Trask believed to be comparable to CRP and the trading markets for certain of such other companies' securities; and (ix) certain publicly available information concerning the nature and terms of certain other transactions considered relevant to the inquiry. Spencer Trask also met with certain officers and employees of CRP and BRCC to discuss the foregoing, as well as other matters deemed relevant to the inquiry. Further, Spencer Trask made such other analyses and examinations as it deemed necessary or appropriate, including visits to CRP's facilities in Ronkonkoma, New York.

         During the course of its analysis, Spencer Trask had access to all materials and personnel it deemed necessary or pertinent to the formation of its Fairness Opinion. No limitations were imposed by BRCC or CRP on the scope of Spencer Trask's investigation. Spencer Trask assumed that all information supplied by CRP and BRCC, or publicly available, was accurate, without independent verification thereof.

         The amount of consideration to be paid to the holders of CRP Common Stock under the Merger Agreement was derived as a result of negotiations between the management of BRCC and CRP.

         As a result of the Nasdaq delisting of BRCC Common Stock in January 1993 and the subsequent limited volume of trading on the OTC Bulletin Board (recent bid price of $0.25 and recent asked price of $0.437 as of date of the fairness opinion), the BRCC share valuation presented was based on a fundamental approach which took into account BRCC's book value plus an imputed "shell value" as an SEC-reporting company estimated at $150,000. The "shell value" was based on a merger candidate's (such as CRP's) avoided initial public offering expenses. Spencer Trask estimated the fair value per share of BRCC Common Stock, pre-CRP merger, to be $0.54. In valuing the shares to be issued to CRP shareholders in connection with the Merger, consideration was given by Spencer Trask to the lack of liquidity of the BRCC Common Stock (implying a discount) as well as to the fact that the BRCC shares represent a controlling interest in CRP (implying a premium). For purposes of Spencer Trask's valuation analysis, the discount and premium were deemed to be offsetting and the shares of BRCC Common Stock to be issued to CRP were valued at $0.54 each.

         In its opinion, Spencer Trask defined fair market value of CRP to be the price at which CRP would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of all relevant facts. Spencer Trask conducted a variety of financial analyses with respect to CRP, including those described below:

         Identification of somewhat similar publicly-held companies and utilization of their market valuation in terms of multiples of sales, operating income, net income and book value as a basis for estimating how the company being evaluated would be valued based on industry averages. CRP is engaged in several lines of business, and no public companies were found by Spencer Trask to have a similar mix of business. However, a number of somewhat similar companies were identified which sell into the same markets as CRP, in SIC codes 3069, 3081, 3559 and 3564. The companies used in Spencer Trask's analyses were Asyst Technologies, Kulicke & Soffa, Applied Science, Plasma-Therm, Blessing Corp., Semitool, Sub Micron Systems, Gasonics, Brooks Automation, Daw and Genus. The ratios for these companies were enterprise value/revenue (median 1.3); enterprise value/EBIT (median 13.3); price/net earnings (median 15.7); and market equity/book value (median 2.6). Spencer Trask deemed the first two ratios relevant to CRP and application thereto, inclusive of a 30% acquisition premium, resulted in an implied enterprise value of $9,870,000. For this purpose, enterprise value was defined by Spencer Trask in its opinion to be equity value plus preferred stock and long term debt. A 30% weight had been applied by Spencer Trask to this valuation approach.

         Analysis of purchase terms with respect to acquisitions of generally comparable publicly-held companies in terms of multiples of sales, operating income, net income and book value as a basis for estimating how the company being evaluated would be valued if it were sold. Information about mergers and acquisitions involving transaction values of less than $150 million and target semiconductor equipment, plastic packaging, industrial fan and other manufacturing companies in SIC codes 3069, 3081, 3559 and 3564 was obtained by Spencer Trask from Securities Data Company. In its opinion, Spencer Trask stated that during the period from January 1, 1991 through June 7, 1997 there had been six transactions reported involving acquired companies deemed by Spencer Trask to be generally comparable to CRP and for which some financial information was available. The ratios for these acquired companies utilized by Spencer Trask were transaction value/revenue (median 0.72), transaction value/operating income (median 13.6), equity price/net income (median 24.4) and equity price/book value (median 2.3). Spencer Trask deemed the first two ratios relevant to CRP and application thereto resulted in an implied enterprise value of $5,030,000. For this purpose, transaction value was treated as being analogous to enterprise value and therefore defined as the equity price plus assumption of preferred stock and long term debt. A 30% weight had been applied by Spencer Trask to this valuation approach.

         Income approach (discounted cash flow analysis). In the opinion of Spencer Trask this approach is based on the premise that the value of a company is the present value of its future earnings as measured by cash generated in excess of operating needs. According to Spencer Trask, projected future cash flow was estimated and discounted to present value by means of applying the estimated weighted average cost of capital ("WACC") which took into account such factors as risk-free interest rates, equity risk premium, small company premium and special risk factors (if applicable), target debt/equity ratio and volatility of the company relative to the overall stock market ("beta").

         Management of CRP had prepared internal budgets covering 1997 and 1998, which were the principal basis for the projected cash flow statements during that time frame which were utilized by Spencer Trask in the discounted cash flow analysis. However, in both years adjustments were made having the effect of lowering the revenue, operating income and net income anticipated by management. The years 1999 and 2000 were added, based on 7.5% per annum growth rates in revenue and relatively stable operating margins. The estimated net present value of CRP's future cash flow was $5,795,000 and a 40% weight had been applied by Spencer Trask to this valuation.

         The BRCC Board selected Spencer Trask Securities, Inc. to provide a fairness opinion in connection with the Merger because Spencer Trask is an investment banking firm which is regularly engaged in securities transactions, equity research, mergers and acquisitions, private placements and business valuation. Roger K. Baumberger, Managing Director - Corporate Finance of Spencer Trask, is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the New York Society of Security Analysts.

         Spencer Trask Securities, Inc. is being paid a fee for its valuation analysis and related Fairness Opinion, which compensation is not contingent on the results of the analyses, opinions and conclusions in its report. The reported analyses, opinions and conclusions of Spencer Trask were based upon professional judgments applied to the indicated assumptions.


                           COMPARATIVE PER SHARE DATA

         The following table shows comparative historical per share data for BRCC and CRP and unaudited pro forma consolidated per share data for BRCC. The historical per share data for BRCC and CRP does not give effect to the Merger. The pro forma consolidated per share data for BRCC gives effect to the Merger with CRP. This data assume no exercise prior to the closing of outstanding options for BRCC Common Stock. The information presented should be read in conjunction with the historical financial statements and notes thereto of BRCC and CRP and the unaudited Pro Forma Consolidated Financial Statements which appear elsewhere in this Proxy Statement. The pro forma data are presented for comparative purposes only and are not indicative of the consolidated financial position or results of operations in the future or of what the consolidated financial position or results of operations would have been had the Merger been consummated during the periods or as of the date for which the pro forma data are presented in accordance with the assumptions set forth above. See "Index to Financial Statements and Pro Forma Consolidated Financial Statements."

Income (LOSS) PER SHARE BEFORE EXTRAORDINARY ITEMS:

                                                         Year Ended                  Six Months
                                                      December 31, 1996         Ended June 30, 1997
                                                      -----------------         --------------------
    Historical BRCC                                  $             (.21)         $             (.17)
    Historical CRP                                   $       (57,000.00)         $       (44,440.00)
    Pro Forma Consolidated per BRCC share(1)         $             (.29)         $             (.22)

BOOK VALUE PER SHARE:                                 December 31, 1996             June 30, 1997
                                                      -----------------         --------------------

    Historical BRCC(2)                               $              .70          $              .54
    Historical CRP(3)                                $       (98,993.00)         $      (143,434.00)
    Pro Forma Consolidated per BRCC share(4)         $             (.19)         $             (.31)

-------------------

(1) Each of BRCC and CRP report its financial position and results of operations using a December 31 fiscal year end. The unaudited pro forma consolidated income per BRCC share data for the year ended December 31, 1996 include the statements of operations for BRCC for the year ended December 31, 1996 and that of CRP for the year ended December 31, 1996. The unaudited pro forma consolidated income per BRCC share data for the six months ended June 30, 1997 include the statements of operations for BRCC and for CRP for the six months ended June 30, 1997.

(2) The historical book value data for BRCC for the fiscal year ended December 31, 1996 and for the six months ended June 30, 1997 are obtained from BRCC's audited December 31, 1996 balance sheet and BRCC's unaudited June 30, 1997 balance sheet, respectively.

(3) The historical book value data for CRP for the fiscal year ended December 31, 1996 and for the six months ended June 30, 1997 are obtained from CRP's audited December 31, 1996 balance sheets and CRP's unaudited June 30, 1997 balance sheet, respectively.

(4) The unaudited pro forma consolidated book value per BRCC share data for the year ended December 31, 1996 include the book value for BRCC and the book value for CRP at December 31, 1996. The unaudited pro forma consolidated book value per BRCC share data for the six months ended June 30, 1997 include the book value for BRCC and the book value for CRP at June 30, 1997.


                        MARKET VALUE OF BRCC COMMON STOCK

         The BRCC Common Stock currently trades on the OTC Electronic Bulletin Board administered by the NASD. There is no established trading market for the shares of CRP Common Stock. The following table sets forth the price per share of BRCC Common Stock on December 11, 1996 (the date preceding the initial public announcement of the proposed Merger) and on August 25, 1997 (the latest practicable date for which information was available). The prices of the BRCC Common Stock are based on the average closing bid and asked prices as reported on the Electronic Bulletin Board on such date. BRCC believes that the market coverage and liquidity for the BRCC Common Stock and the ability of a BRCC shareholder to sell at favorable prices under favorable commission structures has been adversely affected. The prices set forth below are not necessarily indicative of the liquidity of the trading market nor for market trades for a large number of shares of BRCC Common Stock. Such over-the-counter market quotations reflect inter-dealer prices, without retail mark-ups, mark-downs or commissions, and may not represent actual transactions.

                                               BRCC Common Stock
                                          Average of Closing Bid and
          Date                                     Asked Price

          December 11, 1996                          $.6875

          August 25, 1997                             $.625


           Quarter Ending 1997           High Bid               Low Bid
           -------------------           --------               -------
March 31...........................        $.625                 $.625
June 30............................        $.625                 $.25


         For additional information regarding the BRCC Common Stock, see "Appendix IV--Annual Report on Form 10-KSB for BRCC for the Year Ended December 31, 1996" under the caption "Market for the Issuer's Common Equity and Related Shareholder Matters."

DIVIDENDS

         On March 11, 1996, BRCC paid a special cash distribution (the "Special Distribution") of $2.25 per share on each share of BRCC Common Stock outstanding of record on January 11, 1996. Except for the Special
Distribution, BRCC has not paid any cash dividends since its inception and does not intend to pay any cash dividends on the BRCC Common Stock in the foreseeable future, but presently intends to retain all earnings, if any, for use in its business operations.

         On each of July 1, 1995 and January 1, 1996, respectively, CRP made special non-cash distributions of $150,000 and $33,067 in the aggregate, to its shareholders, in order to reduce outstanding loan amounts made by CRP to its shareholders. One third of each of the distributions was applied to the amounts outstanding of each of Messrs. Gerber, Gross and Nassberg. Except for the foregoing non-cash distributions, CRP has not paid any dividends, including cash dividends, since its inception and does not intend to pay any cash dividends on its common stock in the foreseeable future, but intends to retain all earnings, if any, for use in its business operations. Furthermore, declaration of dividends by CRP is prohibited under the covenants of certain financing documents to which it is a party. CRP has obtained a waiver of any default which may have arisen as a result of the non-cash distributions. See "Management's Discussion and Analysis of Financial Conditions and Results of Operations of
CRP -- Liquidity and Capital Resources."

         As of August 26, 1997, BRCC had approximately 630 holders of record. On that date, CRP had approximately 3 holders of record.

                     RIGHTS OF DISSENTING BRCC SHAREHOLDERS

         If the Merger Agreement is approved by the required vote of BRCC shareholders and is not abandoned or terminated, holders of the BRCC Common Stock who did not consent to the Merger may, by complying with Sections 607.1301, 607.1302 and 607.1320 of the Florida 1989 Business Corporation Act (the "FBCA"), be entitled to dissenters' rights as described therein. The record holders of the shares of BRCC Common Stock that are eligible to, and do, exercise dissenters' rights with respect to the Merger are referred to herein as "Dissenting Shareholders," and the shares of BRCC Common Stock with respect to which they exercise dissenters' rights are referred to herein as "Dissenting Shares." If a BRCC shareholder has a beneficial interest in shares of BRCC Common Stock that are held of record in the name of another person, such as a broker or nominee, and such BRCC shareholder desires to perfect whatever dissenters' rights such beneficial BRCC shareholder may have, such beneficial BRCC shareholder must act promptly to cause the holder of record timely and properly to follow the steps summarized below.

         The following discussion is not a complete statement of Florida law relating to dissenters' rights and is qualified in its entirety by reference to Sections 607.1301, 607.1302 and 607.1320 of the FBCA attached to this Proxy Statement as Appendix II and incorporated herein by reference. This discussion and Sections 607.1301, 607.1302 and 607.1320 of the FBCA should be reviewed carefully by any holder who wishes to exercise statutory dissenters' rights or preserve the right to do so, since failure to comply with the required procedures will result in the loss of such rights.

         Shares of BRCC Common Stock must satisfy each of the following requirements to qualify as Dissenting Shares: (i) the shares of BRCC Common Stock must be outstanding on the BRCC record date, (ii) the Dissenting Shareholder must deliver to BRCC, before the vote on the Merger Agreement is taken, a written notice of his intent to demand payment for his shares if the proposed Merger is effectuated, (iii) the Dissenting Shareholder must not vote his shares in favor of the Merger Agreement, (iv) the Dissenting Shareholder must make a written demand that BRCC repurchase shares of BRCC Common Stock at fair market value, and (v) the Dissenting Shareholder must deposit his certificates with BRCC. Note that delivery by a shareholder of an executed proxy which fails to indicate how the shares should be voted does not comply with the above requirements and will result in the forfeiture of his dissenters' rights.

         Within 10 days following approval of the Merger by BRCC Shareholders, BRCC is required to mail to each holder of shares of BRCC Common Stock who filed a notice of intent to demand payment for his shares a notice of the approval of the Merger Agreement. Within 20 days after the giving of such notice to him, the Dissenting Shareholder must file with BRCC a notice of election to dissent, stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any Dissenting Shareholder failing to file such election to dissent within this 20 day period will be bound by the terms of the Merger Agreement. Any Dissenting Shareholder filing such an election to dissent must deposit his certificates for certificated shares with BRCC simultaneously with the filing of the election to dissent. BRCC may restrict the transfer of uncertificated shares from the date the Dissenting Shareholder's election to dissent is filed with BRCC.

         Within 10 days after the expiration of the period in which Dissenting Shareholders may file their notices of election to dissent, or within 10 days after the Merger is effected, whichever is later

(but in no case later than 90 days from the BRCC shareholders' authorization of the Merger), BRCC must make a written offer to each Dissenting Shareholder who has filed an election to dissent to pay an amount BRCC estimates to be the fair value for such shares. Such notice and offer by BRCC must be accompanied by a balance sheet of BRCC as of the latest available date (the date of which must be within 12 months of the date of the offer) and a profit and loss statement for the 12-month period ended on the date of such balance sheet.

         If within 30 days after the making of such offer any Dissenting Shareholder accepts the same, payment for his shares shall be made within 90 days after the making of such offer or the consummation of the Merger, whichever is later. Upon payment of the agreed value, the Dissenting Shareholder shall cease to have any interest in such shares.

         If BRCC fails to make its offer within the prescribed period, or if it makes an offer and a Dissenting Shareholder fails to accept the same within the 30-day acceptance period, then BRCC, within 30 days after receipt of a written demand from any Dissenting Shareholder which is given within 60 days after the date of the consummation of the Merger, will have the option to file (within such 60-day period) an action in the appropriate court in the county where the registered office of BRCC is located requesting that the court determine the fair value of the shares. If BRCC fails to institute such court proceeding, any Dissenting Shareholder may do so in the name of the corporation. The judgment of the court will be plenary and exclusive, and all Dissenting Shareholders who are made parties will be entitled to judgment for the amount the court determines is the fair value of the shares, which, at the discretion of the court, may include interest.

         While costs and expenses of an appraisal proceeding will generally be borne by BRCC, the court has equitable powers to assess any part of the costs against all or some of the Dissenting Shareholders who are parties and whose action in failing to accept BRCC's offer the court finds to be arbitrary, vexatious or not in good faith. The court has similar equitable powers to allocate among the parties the fees and expenses of appraisers appointed by the court, but not the fees and expenses of counsel or experts employed by any party.

         THE FOREGOING IS ONLY A SUMMARY OF THE APPLICABLE DISSENTERS' RIGHTS, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTIONS 607.1301, 607.1302 AND
607.1320 OF THE FBCA, COPIES OF WHICH ARE ATTACHED TO THIS PROXY STATEMENT AS APPENDIX II AND INCORPORATED HEREIN BY REFERENCE. ANY BRCC SHAREHOLDER WHO INTENDS TO DISSENT FROM THE MERGER SHOULD REVIEW SUCH PROVISIONS CAREFULLY, AND SHOULD CONSULT WITH THEIR OWN ATTORNEY. BRCC SHAREHOLDERS WISHING TO PERFECT THEIR DISSENTERS' RIGHTS MUST STRICTLY COMPLY WITH THE APPLICABLE PROVISIONS OF THE FBCA AS SET FORTH IN APPENDIX II.


                              THE MERGER AGREEMENT

         THE DESCRIPTION OF THE MERGER AGREEMENT SET FORTH BELOW DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED HERETO AS APPENDIX V AND INCORPORATED HEREIN BY REFERENCE.

GENERAL TERMS OF THE MERGER AGREEMENT

         The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Sub will be merged with and into CRP which shall be the surviving corporation (the "Surviving Subsidiary") and the separate existence of Merger Sub will cease. Upon effectiveness of the Merger, all shares of CRP Stock issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive an aggregate of 4,501,080 shares of BRCC Common Stock which is equivalent to 80% of the outstanding shares of BRCC Common Stock immediately following the effective time of the Merger (assuming none of BRCC's shareholders exercises their rights to dissent from approval of the Merger and excluding 250,000 shares of BRCC Common Stock to be issued to Josephthal, as CRP's financial consultant, if the Merger is consummated); provided, however, that 1,875,750 shares of the BRCC Common Stock to be issued to the existing CRP shareholders will be held in escrow (the "Escrowed Shares") until the earlier of (i) six (6) months after the Merger is consummated and (ii) the date of consummation of a long-term financing which results in at least $1,500,000 in net proceeds to BRCC or the Surviving Subsidiary. In the event that neither BRCC nor the Surviving Subsidiary consummates a long term financing which results in at least $1,500,000 in net proceeds to such corporation within six (6) months of the closing of the Merger, the Escrowed Shares will be returned to the BRCC and cancelled. See "Rights of Dissenting BRCC Shareholders" and Appendix II for a description of the rights of BRCC shareholders who dissent from approval of the Merger.

EFFECTIVE TIME

         As promptly as practicable after the satisfaction or waiver (if permissible) of the conditions to the Merger, the Merger will be consummated and become effective at the time at which all certificates or documents (the "Merger Documents") are accepted for filing by the appropriate government agency or such later date or time as may be specified in the Merger Documents (the "Effective Time"). See "--Conditions."

MANNER OF CONVERSION OF CRP STOCK

         Subject to the terms and conditions of the Merger Agreement, at the Effective Time by virtue of the Merger and without any action on the part of BRCC, Merger Sub or CRP or their respective shareholders, (i) each share of CRP Stock issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive such number of shares of BRCC Common Stock which is equal to the quotient of (x) 4,501,080 divided by (y) the number of shares of CRP Stock issued and outstanding at the Effective Time, (ii) each share of CRP Stock held in treasury of CRP immediately prior to the Effective Time shall automatically be cancelled and extinguished without any conversion thereof and no payment shall be made with respect thereto, (iii) each issued and outstanding share of the capital stock of Merger Sub shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Subsidiary.

SHARE CONSIDERATION ADJUSTMENT

         Pursuant to the Merger Agreement, 1,875,750 shares of BRCC Common Stock to be issued to the existing holders of CRP Stock shall be held in escrow (the "Escrowed Shares") until the earlier of (a) six (6) months after the Merger is consummated and (b) the date of consummation of a long-term financing which results in at least $1,500,000 in net proceeds ("Financing") to BRCC or the Surviving Subsidiary. In the event that neither BRCC nor the Surviving Subsidiary consummates a Financing within six (6) months of the date the Merger is consummated, the Escrowed Shares will be returned to BRCC and cancelled. If BRCC or the Surviving Subsidiary consummates a Financing within six (6) months from the date the Merger is consummated, the Escrowed Shares will be released from escrow to the appropriate shareholders. See "The Merger-Accounting Treatment".

CONDITIONS

         The respective obligations of BRCC and CRP to effect the Merger are subject to the satisfaction or waiver (if permissible) of the following conditions:

         (i) the Merger Agreement and the transactions contemplated thereby shall have been approved and adopted by (a) the affirmative vote of the holders of the BRCC Common Stock as required by the Old BRCC Articles, (b) the affirmative vote of the holders of the CRP Stock entitled to cast at least two-thirds (2/3) of the total number of votes entitled to be cast, and (c) the affirmative vote of the holders of the common stock of Merger Sub entitled to cast at least two-thirds (2/3) of the total number of votes entitled to be cast;

         (ii) any authorizations, notices, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any governmental entity, the failure to obtain which would have a material adverse effect on the Surviving Subsidiary, shall have been filed, occurred or been obtained. BRCC shall have received all state securities or blue sky permits and other authorizations necessary to issue the BRCC Common Stock pursuant to the Merger Agreement;

         (iii) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect (each party agreeing to use all reasonable efforts to have any such order reversed or injunction lifted);

         (iv) each of CRP and BRCC shall have completed their respective business, financial and legal audits to the reasonable satisfaction of CRP and BRCC, as the case may be;

         (v) the termination of a Shareholder Agreement dated as of September 3, 1991, by and among CRP and Gerber, Gross and Nassberg;

         (vi) CRP shall have received any such consent, waiver, modification, amendment, suspension or otherwise (in form reasonably satisfactory to CRP and Boca) of The Chase Manhattan Bank reasonably satisfactory to CRP and Boca, as trustee under an indenture dated as of December 1, 1984, necessary for the consummation of the Merger and the transactions contemplated thereby and to waive any current defaults thereunder as of the Effective Time, and as may be necessary or appropriate so that no event of default shall occur or be continuing immediately subsequent to the Effective Time or as may otherwise be necessary or appropriate;

         (vii) CRP shall have received a waiver from Leon Hertzson ("Hertzson"), as Sublessor under a Sublease Agreement, dated as December 1, 1984 by and among Hertzson, CRP and Colonial Glove and Garment, Inc. ("Colonial"), with respect to certain rental payments which are in arrears from April through October of 1996;

         (viii) CRP shall have received any consent, waiver, modification, amendment, suspension or otherwise as may be required (in form reasonably satisfactory to CRP and Boca) under the Revolving Credit Agreement dated December 22, 1995, as amended, between CRP and Concorde Growth Corporation ("Concorde") and any other agreements between CRP and Concorde, necessary for consummation of the transactions contemplated hereby and to waive any current defaults thereunder, as of the Effective Time, and as may be necessary or appropriate so that no event of default shall be continuing immediately subsequent to the Effective Time, or as may otherwise be necessary or appropriate;

         (ix) the aggregate effect of all inaccuracies in the representations and warranties of BRCC or CRP, as the case may be, set forth in the Merger Agreement does not and will not have a material adverse effect on BRCC or CRP, as the case may be;

         (x) the representations and warranties of BRCC or CRP, as the case may be, shall be true and correct in all material respects as of the date of the Merger Agreement and, except to the extent such representations and warranties speak as of an earlier date, as of the Effective Time as though made on and as of the Effective Time, except as otherwise contemplated by the Merger Agreement;

         (xi) BRCC or CRP, as the case may be, shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time;

         (xii) the termination of any employment agreement with Mr. Paul Gerber as of the Effective Time; and

         (xiii) BRCC shall deliver to CRP at the closing of the Merger the resignations of each of its officers and directors, which resignations shall be effective as of the Effective Time.

REPRESENTATIONS AND WARRANTIES

         The parties to the Merger Agreement have made various customary representations and warranties as to, among other things, their respective businesses and financial condition, the satisfaction of certain legal requirements, certain property, taxes, labor and litigation matters and accuracy of disclosure.

BUSINESS OF BRCC AND CRP PENDING THE MERGER

         Each of BRCC and CRP has respectively agreed that, prior to the Effective Time or earlier termination of the Merger Agreement, unless the other party shall have consented in writing, it will conduct its operations according to its ordinary course consistent with past practice, to use all reasonable best efforts to preserve substantially intact its business organizations, keep available the services of its current officers and employees and preserve its relationships with licensors, licensees, customers, suppliers, employees and others. In addition, each of BRCC and CRP have agreed not to take any of a number of specific actions, without the consent of the other, including the issuance of additional capital stock, the sale of assets other than in the ordinary course of business, the amendment of its articles of incorporation or bylaws, the incurrence of indebtedness, the making of capital expenditures, the payment of dividends of other distributions in respect of their capital stock, the redemption, subdivision, split or combination of its capital stock, or the acquisition of substantially all of the assets of, or merger with, another entity.

NO SOLICITATION

         Under the Merger Agreement each of CRP, BRCC and Merger Sub has agreed that it and its subsidiaries, if any, will use its best efforts to ensure that none of its affiliates, officers, directors, representatives or agents shall, directly or indirectly, solicit any person, entity or group concerning any merger, business combination, sale of a significant amount of assets, sale of shares of capital stock outside the ordinary course of business, tender or exchange offer or similar transaction involving such party or its subsidiaries (each an "Acquisition Transaction"), provided, that each of CRP and BRCC may participate in negotiations with or furnish information to a third party if its respective board of directors, after consulting with outside counsel, determines that the failure to do so may violate its fiduciary duties.

AMENDMENT; TERMINATION

         The parties to the Merger Agreement may not amend the Merger Agreement except by an instrument signed on behalf of each of the parties thereto.

         The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, before or after approval of the shareholders of BRCC or CRP by mutual written consent of BRCC and CRP. The Merger Agreement also may be terminated by action of either BRCC or CRP if (i) the shareholders of BRCC or CRP do not approve the Merger or (ii) there has been a breach on the part of the other party in the party's representations, warranties or covenants set forth in the Merger Agreement, or any failure on the part of the other party to comply with its obligations under the Merger Agreement. As of the date hereof the Merger Agreement also may be terminated by action of BRCC at anytime.

         BRCC also may terminate the Merger Agreement if prior to the approval of the Merger by the BRCC shareholders, BRCC receives a firm offer with respect to an Acquisition Transaction and the BRCC Board, after consulting with its legal counsel, determines in good faith that to proceed with the Merger may violate its fiduciary duties. In addition, CRP may terminate the Merger Agreement if the BRCC Board withdraws, amends or modifies its favorable recommendation of the Merger or promulgates any recommendation with respect to an Acquisition Transaction other than a recommendation to reject such Acquisition Transaction.

FEES AND EXPENSES

         All fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses, whether or not the Merger is consummated.

                         SELECTED FINANCIAL DATA OF CRP

         The following table sets forth selected financial data for CRP. The selected data as of and for the years ended December 31, 1994, 1995 and 1996 are derived from the financial statements of CRP which have been audited by Dalessio, Millner & Leben LLP, independent public accountants, and should be read in conjunction with the financial statements of CRP and the Notes thereto included elsewhere herein and "Management's Discussion and Analysis of Financial Condition and Results of Operations of CRP."


                                                             YEAR ENDED DECEMBER 31,
                                               -------------------------------------------------------
                                                    1994                  1995                  1996
                                                 ----------            ----------            -------

STATEMENT OF OPERATIONS DATA:

Net sales..............................         $13,461,093           $16,984,734           $12,254,173

Cost of sales..........................          10,128,304            12,847,487             9,027,475

Gross profit...........................           3,332,789             4,137,247             3,226,698

Selling and shipping...................           1,347,960             1,238,775             1,117,930

General and administrative.............           2,136,326             2,316,235             2,332,079

Total operating expenses...............           3,484,286             3,555,010             3,450,009

Total other income (expense)...........            (141,497)             (378,441)             (631,692)

Net income (loss)......................            (292,994)              203,796              (855,003)

Dividends paid(1)......................              ___                  150,000                33,067


                                                                      DECEMBER 31,
                                               -------------------------------------------------------
                                                    1994                  1995                  1996
                                                 ----------            ----------            -------

BALANCE SHEET DATA:

Cash and cash equivalents..............        $      6,330           $    10,355           $   319,520

Working capital (deficiency)...........          (1,506,836)             (614,663)           (3,431,462)

Total assets...........................           6,890,446             6,598,947             5,962,178

Total liabilities......................           7,541,074             7,195,779             7,447,080

Stockholders' equity (deficit).........            (650,628)             (596,832)           (1,484,902)

------------------
(1)Represents non-cash distributions to CRP's shareholders in order to reduce outstanding loan amounts made by CRP to its shareholders.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
              FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CRP


OVERVIEW

         CRP designs and constructs clean rooms and associated products for the semiconductor, pharmaceutical, biotechnology, medical device and other industries. CRP manufactures all of its products at its facility located in Ronkonkoma, New York and has six sales offices located throughout the United States.

         CRP had an accumulated deficit of approximately $2.2 million as of June 30, 1997 and net losses of approximately $855,000 and $667,000 for the year ended December 31, 1996 and the six months ended June 30, 1997, respectively. Subsequent to June 30, 1997, CRP has continued to generate losses. Moreover, in prior periods, CRP has experienced significant negative cash flow which has prevented CRP from meeting normal payment terms of many of its accounts payable, including key vendors to CRP's business. The report of independent public auditors of CRP on CRP's financial statements for the fiscal year ended December 31, 1996 contains an explanatory paragraph to the effect that CRP's recurring losses from operations, CRP's deficiency in its working capital and defaults on its debt covenants raise substantial doubt about CRP's ability to continue as a going concern. Although CRP has cured or obtained waivers of past defaults, the continuation of recent operating losses by the Surviving Subsidiary after the Merger could impair the combined companies' ability to continue as a going concern.

         As of March 1, 1997, CRP hired a new Chief Executive Officer to streamline operations and implement cost reduction measures. Since March 1, 1997, CRP has implemented such cost reduction measures and eliminated approximately 25 employees which CRP's management believes will result in a substantial reduction in operating expenses and improve CRP's ability to meet its payment obligations on a timely basis.

         Revenue Recognition. Revenue related to the distribution of products is recognized at the time of title transfer, which occurs at the time of shipment.

         Revenue from the design and construction of clean rooms is recognized on the percentage-of-completion method, measured by the percentage of contract costs incurred to estimated total contract costs for each contract. This method is used because management considers it to be the best available measure of progress on these contracts. Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation and amortization costs. Selling, general and administrative costs are charged to expense as incurred.

         Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlement may result in revisions to costs and income and are recognized in the period in which the revisions are determined. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

         Contract payments received in excess of revenue recognized are carried as liabilities until recognized as revenue.

RESULTS OF OPERATIONS

Six Months Ended June 30, 1996 and 1997

         Net Sales. Net sales increased approximately 11% to $5.8 million for the six months ended June 30, 1997 from $6.5 million for the six months ended June 30, 1996.

         Costs of Sales. Costs of sales increased approximately 2% from $4.5 million for the six months ended June 30, 1996 to $4.6 million for the six months ended June 30, 1997. The increase was primarily due to an increase in sales in CRP's lower gross profit engineering division and a decrease in sales in CPR's higher gross profit Ultraclean packaging division. Costs of sales represented approximately 70.2% and 80.8% of net sales for the six months ended June 30, 1996 and 1997, respectively. The major components of cost of sales are raw material and finished goods purchases, direct labor, freight and administration and support.


         Gross Profit. Gross profit decreased 42.8% from approximately $1,932,000 for the six months ended June 30, 1996 to approximately $1,100,000 for the six months ended June 30, 1997. This decrease was primarily due to an increase in sales in CRP's lower gross profit engineering division and a decrease in sales in CRP's higher gross profit Ultraclean packaging division as well as increased sales with a key distributor, which is at a lower gross profit. Gross profit represented 29.8% and 19.2% of net sales for the six months ended June 30, 1996 and 1997, respectively.


         Selling and Shipping Expenses. Selling and shipping expenses were approximately $550,000 and $521,000 for the six months ended June 30, 1996 and 1997, respectively, and represented approximately 8.5% and 9.0%, respectively, of net sales in such periods. These expenses include personnel, advertising, and other costs incurred to support CRP's sales effort.


         General and Administrative Expenses. General and administrative expenses decreased from approximately $1,141,000 for the six months ended June 30, 1996 to $1,053,000 or 7.7% for the six months ended June 30, 1997. General and administrative expenses represented approximately 17.6% and 18.3% of net sales for the six months ended June 30, 1996 and 1997, respectively. The expenses include administrative, legal and corporate expenses. Although many of these expenses are fixed in nature, new management has, where possible, initiated substantial cost reduction increases and policies at the end of the first quarter for fiscal 1997.



         Other Income/Expense. Other income expense decreased approximately 25% from $262,000 for the six months ended June 30, 1996 to approximately
$197,000 for the six months ended June 30, 1997. The decrease was due primarily to lower borrowings under CRP's credit facility. Other income/expense represented approximately 4.0% and 3.4% of net sales in the six months ended June 30, 1996 and 1997, respectively.

Years Ended December 31, 1995 and 1996.

         Net Sales. Net sales decreased approximately 27.8% to $12.2 million in 1996 from $17.0 million in 1995. The sales decrease was primarily due to a slowdown in CRP's clean room engineering division which provides design and construction services for clean rooms. Due to a downward trend in the semiconductor industry's expansion of manufacturing capacity in 1996, this division's revenues decreased approximately $4.8 million.

         Cost of Sales. Cost of sales decreased $3.8 million or approximately 29.7% from $12.8 million for the year ended December 31, 1995 to $9.0 million for the year ended December 31, 1996. This decrease was primarily due to the reduction in sales in CRP's clean room engineering division. Cost of sales were approximately 75.6% and 73.7% of net sales in the years ended December 31, 1995 and 1996, respectively. The change of approximately 1.9% is primarily due to an increase in sales in CRP's high gross profit Ultraclean(TM) packaging and manufacturing divisions, and a decrease in sales in CRP's lower gross profit engineering division. The major components of cost of sales are raw material and finished goods purchases, direct labor, freight, and administration and support.

         Gross Profit. Gross profit decreased $910,000 or approximately 22.0% from $4.1 million to $3.2 million for the years ended December 31, 1995 and 1996, respectively. As a percentage of net sales, gross profit increased 1.9% from 24.4% to 26.3% of net sales for the years ended December 31, 1995 and 1996, respectively. This increase is primarily due to a decrease of net sales in the CRP's lower margin engineering division and an increase in net sales in the CPR's higher margin Ultraclean(TM) packaging and manufacturing divisions.

         Selling and Shipping Expenses. Selling and shipping expenses decreased $121,000 or approximately 9.8%, from approximately $1.24 million to $1.12 million for the years ended December 31, 1995 and 1996, respectively. Selling and shipping expenses represented 7.3% and 9.1% of net sales for the years ended December 31, 1995 and 1996, respectively. These expenses include personnel, advertising, and other costs incurred to support CRP's sales effort. The decrease in selling and shipping expenses is due primarily to a reduction in advertising costs as well as commissions due to a decrease in net sales.

         General and Administrative Expenses. General and administrative expenses increased $16,000 from $2.31 million to $2.33 million for the years ended December 31, 1995 and 1996, respectively. General and Administrative expenses represented 13.6% and 19.0% of net sales for the years ended December 31, 1995 and 1996, respectively. These expenses include administrative, legal, and corporate expenses. Although many of these expenses are fixed in nature, CRP's management has, where possible, initiated measures as of the end of the first quarter of 1997 to substantially reduce general and administrative costs.

         Other Income/Expenses. Other income/expenses increased $180,000,or approximately 39.7% from $452,000 to $632,000 in the years ended December 31, 1995 and 1996, respectively. Other income/expense represented 2.7% and 5.2% of net sales for the years ended December 31, 1995 and 1996, respectively. Other income/expenses consist primarily of interest expense. The increase was due primarily to a loss on a disposal of an asset of approximately $46,000 in 1996 and a gain on extinguishment of debt in 1995 of $74,000,

LIQUIDITY AND CAPITAL RESOURCES

         CRP had net cash provided by operating activities of approximately $1,000,000 and net cash used in operating activities of approximately $150,000 in the years ended December 31, 1995 and 1996, respectively. The positive cash flow in 1995 was primarily due to CRP's net income, non-cash expenses for depreciation and amortization, decreases in accounts receivable and inventory, and increases in accounts payable and accrued expenses. The positive cash flow was partially offset by a decrease in billings in excess of costs and estimated earnings on uncompleted contracts. The negative cash flow in 1996 was largely the result of CRP's net loss, a decrease in accounts payable and a provision for doubtful accounts receivable. These uses of cash were partially offset by non-cash expenses for depreciation and amortization, a decrease in accounts receivable, inventories and billings in excess of costs, and estimated earnings on uncompleted contracts.


         CRP had net cash used in operating activities of approximately $105,000 and net cash provided by operating activities of approximately $58,000 for the six months ended June 30, 1996 and 1997, respectively. The negative cash flow in 1996 was largely a result of an increase in inventory, and decreases in accounts payable and billings in excess of costs and estimated earnings on uncompleted contracts. The positive cash flow in 1997 was primarily due to decreases in inventory, and an increase in accounts payable and accrued expenses. This positive cash flow was partially offset by CRP's net loss, an increase in prepaid expenses, and a decrease in billings in excess of costs and estimated earnings on uncompleted contracts.


         Net cash used in investing activities was primarily due to the acquisition of furniture and fixtures, machinery and equipment, including computer hardware and software.


         CRP had net cash used of $757,000 from financing activities for the year ended December 31, 1995 and net cash provided by financing activities of approximately $517,000 for the year ended December 31, 1996. The negative cash flow in 1995 was primarily due to repayments of borrowings and dividends paid. The positive cash flow in 1996 was primarily due to borrowings under CRP's financing arrangement and from a note payable to BRCC. CRP had net cash provided by financing activities of approximately $174,000 for the six months ended June 30, 1996 and net cash used in financing activities of approximately $339,000 for the six months ended June 30, 1997. The positive cash flow in 1996 was primarily due to borrowings under CRP's financing arrangement, offset by repayments of capital lease obligations. The negative cash flow in 1997 was primarily due to repayments of borrowings and repayments of capital lease obligations.

         CRP had a line of credit with a bank that expired in April 1995. Pursuant to this line of credit, borrowings bore interest at the bank's prime rate plus 1.5%. In May 1995, the bank agreed to extend the maturity date to June 30, 1995. As part of the extension agreement, the interest rate was modified to equal the bank's prime rate plus 2.5% and increased to the bank's prime rate plus 3% subsequent to June 30, 1995. Certain stockholders of CRP personally guaranteed the line of credit.


         In October 1995, CRP refinanced the above-referenced line of credit with a new financial institution (the "New Credit Facility"). The New Credit Facility had provided for maximum borrowings of $1,500,000 which would be available for advances against eligible accounts receivable, as defined, at the rate of 90%. On December 22, 1995, CRP entered into a new two year financing agreement with the same financial institution to replace the $1,500,000 credit facility discussed above, for advances to be made at the lesser of $2,000,000 or 85% of eligible accounts receivable, as defined. Advances bear interest at 3.5% above the prime rate (8.25% at December 31, 1996 and 8.5% at June 30, 1997) plus an administrative fee of .4% on the average daily outstanding balance for the immediately preceding month, with a total minimum monthly fee payable of $10,000. A facility fee equal to $10,000 was paid upon the commencement of the loan and $20,000 was payable upon the one year anniversary of the loan. This agreement provides for, among other things, a security interest in substantially all of the CRP's assets; maintenance of minimum levels of net worth; limitations on loans to officers, shareholders, directors or affiliates, and payments of cash dividends to stockholders and upstream dividends to BRCC after the Merger and is guaranteed by the CRP's stockholders. In July 1997, CRP and the financial institution amended the financing agreement to modify certain restrictive covenants.


         Additionally, the same financial institution provided CRP with a $275,000 credit facility (the "Inventory Facility"). Maximum borrowings are based upon eligible inventory, as defined. This facility bears interest at 3.5% above the prime rate, with monthly principal payments commencing July 1, 1997 of $5,500 with a balloon payment for the residual amount in December 1997. At June 30, 1997, CRP had an aggregate outstanding amount of $275,000 under the Inventory Facility. CRP also borrowed $275,000 under an accommodation note from this same financial institution. The accommodation note matures in December 1997, is payable in monthly installments of $7,401 with a balloon payment of $180,721, and bears interest at 3.5% above the prime rate plus an administrative fee of .4% on the average daily balance outstanding of the immediately preceding month. The loan agreement restricts dividend payments and upstream dividends to parent companies.


         In conjunction with the October 1995 refinancing, CRP's former bank agreed to reduce the principal amount outstanding under the line of credit by $75,000. The balance of the loan was repaid. In fiscal 1995, CRP recognized $73,668 of income as an extraordinary item resulting from this modification.

         In September 1996, CRP entered into a consulting agreement for financial and investment banking services relating to its proposed merger. CRP has agreed to pay its investment advisors a fee of $50,000 and 250,000 shares of common stock of CRP upon the consummation of the merger agreement discussed below.


         In December 1996, the Company entered into the Merger Agreement. It is anticipated that for financial reporting purposes, the Merger will be treated as a capital transaction, equivalent to the issuance of common stock by CRP for the net monetary assets of BRCC, accompanied by a recapitalization of CRP. In connection with the execution of the Merger Agreement, BRCC loaned CRP $350,000 due to be repaid on April 30, 1997, bearing interest at the prime rate plus 1%. As of the date hereof, CRP has not repaid this loan. The loan is guaranteed by CRP's stockholders and there respective spouses.

         In April 1997, CRP borrowed $100,000 from each of Mr. Paul Gerber, a principal stockholder and director of CRP and Mr. Nassberg a director of CRP. Such amounts, together with accrued interest at the annual rate of 10% per annum, are payable on May 17, 1998.

         CRP occupies a manufacturing, warehouse and office facility in Ronkonkoma, New York which it subleases from a former stockholder (the "Lessor"). The Lessor leases the facility from an industrial development agency under a lease agreement dated December 1, 1984. In connection with the construction of the facility, the industrial development agency issued $3,500,000 of Industrial Development Bonds ("IRBs") which are secured by the facility pursuant to a Trust Indenture dated December 1, 1984 (the "Trust Indenture"). In addition, the Lessor, CRP, and Colonial Glove and Garment, Inc. have guaranteed all outstanding principal, and accrued interest thereon, under the IRBs. The holders of the IRBs have allegedly exercised their right to redeem the IRBs pursuant to the terms of the Trust Indenture. In July 1997, The Chase Manhattan Bank, in its capacity as successor trustee under the Trust Indenture, commenced a legal action on behalf of the bondholders against the industrial development agency, the Lessor, CRP and Colonial Glove and Garment, Inc. seeking a foreclosure on the real property and the facility and money damages to satisfy all amounts owed to the bondholders, plus cost and expenses of the sale of the property and of the legal action. As of June 30, 1997, $1,050,372.05 was outstanding under the IRBs. CRP's management believes that the current fair market value of the real property and the facility exceeds the outstanding amounts under the IRBs.

                                 BUSINESS OF CRP

         CRP, incorporated under the laws of the State of New York in 1965, designs and constructs clean rooms and associated products for the semiconductor, pharmaceutical, biotechnology, medical device and other industries. CRP's highly experienced engineering division has the capability to design and construct state-of-the-art clean rooms to the precise requirements of its customers as well as conform to government and, industry standards. CRP's manufacturing division produces sophisticated high-end customized and semi-customized equipment needed to create contamination-controlled environments. CRP's film division manufactures and markets proprietary Ultraclean(TM) packaging proven to have superior performance characteristics in clean room and contamination-controlled applications. CRP's distribution division resells a range of branded and quality private label ancillary products specifically for clean room usage.

         In an effort to refine CRP's objectives and build upon its strengths and reputation in the industry, Charles A. Chenes assumed the position of President and Chief Executive Officer in March, 1997. Mr. Chenes intends to strengthen CRP's direction and improve customer service and sales functions by implementing policies and procedures aimed at increasing selling activities and heightening customer support, with a new, improved quality control program. Mr. Chenes is in the process of reorganizing CRP, placing an emphasis on CRP's principal product line, Ultraclean(TM) as well as laminar flow equipment and hard and soft wall clean rooms.


INDUSTRY BACKGROUND

         According to Cleanrooms Magazine, an industry publication, the worldwide contamination control market is project to grow from $4.9 billion in 1995 to $11.8 billion in 2000. This extraordinary growth will be driven by increased usage by the existing base of contamination control users such as the semiconductor and pharmaceutical industries as well as new users such as the automotive and food processing industries.

         Clean rooms are the most effective approach to achieving a contamination controlled environment. A clean room is a specially designed room in which particulate presence and environmental conditions are carefully maintained. Filters are placed in the walls and/or ceilings to control the presence of particles and the room air flow is controlled to minimize any contact of remaining particles with the product or process being made or performed. Humidity, temperature, static, lighting, and other environmental variables are also carefully maintained to meet predetermined parameters. Clean rooms are used for product manufacture and assembly, testing, research and development, packaging, aseptic processing and to perform medical/surgical procedures. Clean rooms are operated and maintained under strict procedures to minimize the risk of introducing foreign particles. Employees working in clean rooms wear specialized garments and follow special procedures whenever entering and exiting the clean room. The operating requirements become more rigorous as the quality of the clean room increases. Federal Standard 209 classifies room air cleanliness according to the amount and size of particles circulating within the room. Clean rooms are classified in multiples of 10 ranging from Class 100,000 (100,000 particles of 0.5 microns or larger in one cubic feet of air) to Class I (one particle of 0.5 microns or larger in one cubic feet of air). The class of clean room depends on the application; the higher the level of cleanliness, the more expensive the clean room.

         The greatest demand for clean room products and services has been and continues to be in the manufacture and assembly of products based on modern technology. The semiconductor market is the largest market for clean rooms and other contamination control products. Integrated circuits ("IC") can be rendered ineffective by a minute particle, undetectable to the human eye, and must be discarded. To minimize the risk of particle contamination and improve product yield, manufacturers produce these circuits in clean room environments. IC manufacturers also require that all materials used in the IC process be "clean". Therefore, manufacturers of equipment and components used in producing ICs also must be produced in clean environments. Other major markets that require contamination control in the production process are the biotechnology, medical device and pharmaceutical industries, where contamination control is required under the United States Food and Drug Administration's Good Manufacturing Procedures.


PRODUCTS AND SERVICES

         CRP's engineering division, Clean Room Engineering ("CRE"), designs and constructs customized, state-of-the-art clean rooms in compliance with Federal Standard 209. CRE's four-phase system ensures that customers receive facilities and services that meet their specific needs. Clients can choose conceptualize design development (Phase I), complete facility design (Phase II), design, supply and supervise services (Phase III) or a full turn-key (Phase IV) facility. By maintaining a flexible approach to clean room engineering, CRP seeks to provide its customers with a high degree of quality at a lower cost.

         CRP's manufacturing division manufactures approximately 100 different types of complex, high-end contamination-control products. The most popular products are (i) the A2000 Series soft wall clean room, which enables customers to install a Class 10 to Class 10,000 clean room in an existing room within weeks and at a fraction of the cost of a built-in facility; (ii) laminar flow work stations, which create Class 100 conditions in work areas by designing the air flow to carry any particles and contaminants away from the product or process; (iii) air showers, which remove surface dirt and lint on workers' garments and (iv) pass-thrus, which allow the movement of materials between the clean room and the outside environment.

         CRP's Ultraclean Film(TM) division manufactures clean films and packaging in a variety of materials, including polyethylene, polypropylene, Teflon, nylon, Mylar and Aclar, all of which are marketed under the Ultraclean Film trademark. CRP produces its films in a Class 100 clean room located at CRP's facility. CRP's plastic film has been used by NASA to package samples collected from the surface of the moon and is used by pharmaceutical, biotechnology, and electronic firms for packaging of parts and for other contamination protection purposes. CRP has obtained patent protection on the polypropylene breather bag and breather tubing. CRP's breather product line is used by many of the major pharmaceutical and medical companies in those applications that the United States Food and Drug Administration require Class 100 sterilization/packaging. Demand has consistently exceeded supply and recently CRP added machinery intended to triple the output of its breather bags/tubing. CRP intends to continue to address the need for new, modern equipment to meet the demands of the marketplace.

         CRP's clean room ancillary products division offers for resale consumables designed specifically for contaminant-controlled environments. These selected goods are sourced from a number of vendors.


CUSTOMERS

         CRP's principal customers are semiconductor manufacturers. CRP has sold its clean rooms to many of the world's leading semiconductor manufacturers. A major component of CRP's strategy is to develop long-term strategic relationships with such manufacturers. In addition, CRP sells clean rooms to other manufacturers requiring ultraclean environments.

         During the past three years, CRP's major customers have included Genentech, Merck & Co., Bristol Myers Squibb, Chiron, IBM, Digital Equipment, Xerox, Eastman Kodak, Becton Dickinson, Texas Instruments, Corning and AT&T. Because of the nature of CRP's business, CRP does not have customers in any year which account for more than 10% of revenues.


SALES AND MARKETING

         CRP's marketing program is focused on expanding market acceptance of CRP's integrated clean room approach and on building long term strategic relationships. By offering its customers a full array of clean room services and products, CRP is able to provide customers a single point of contact for design, component procurement, installation and ongoing service.

         Management believes that an aggressive approach to sales and marketing is integral to CRP's success. Therefore, CRP's sales and marketing campaign is very aggressive and, in management's opinion, has substantially contributed to new business generation and increased company recognition. To gain a competitive advantage, CRP has an established direct sales force whose goal is to aggressively market CRP's complete line of services and products in established territories. Supporting these representatives is an in-house group of technically knowledgeable telemarketing, sales support and customer service personnel. Augmenting the direct selling efforts is CRP's product and capabilities catalog, which is distributed to a mailing list of more than 10,000 names. CRP also uses advertising and promotion targeted to the industries that are the greatest users of contamination control products. In addition, VWR Scientific, Inc. distributes Ultraclean Film(TM) and other products through a non-exclusive arrangement with CRP.

         CRP sales have been concentrated in certain regions; primarily the Northeastern and Southeastern United States. Management is committed to achieve broader geographic representation; six new sales offices were opened in 1995 and 1996, and plans currently exist to open four additional sales offices in 1997 in major high technology centers. In addition, management is exploring the feasibility of locating sales offices in California, Arizona, Texas and New Mexico in 1997-1998. CRP is also currently contemplating establishing distribution facilities in new markets such as Puerto Rico, Europe and the Far East, although such efforts will not occur in the immediate future.

         CRP has initiated an outbound telemarketing effort in order to increase its film and supply business, not only with current customers, but also as an entry into new customers. Telemarketers partner with CRP's outside sales force in following up leads and building a territory. Additionally, CRP has developed a direct mail campaign targeted at prospective customers. CRP also actively participates in trade shows and conferences in the packaging, semiconductor, medical and pharmaceutical industries.


PRODUCT DEVELOPMENT

         CRP's product development effort presently focuses on enhancing existing products and developing new products to meet customer requirements. Almost all of CRP's systems development effort is expended in the course of developing or refining clean room designs responsive to specific customer demands. CRP seeks to anticipate industry trends by analyzing feedback from sales and service personnel on industry needs and developments. CRP believes that its significant and growing experience base in designing, installing and servicing clean rooms and manufacturing clean room components is a competitive advantage.


INTELLECTUAL PROPERTY

         CRP currently holds United States patents with respect to various aspects of its clean room wall systems, floor systems and air handling systems. The patents expire at various times. Although CRP patents have value, CRP believes that the success of its business depends more on innovation, technical expertise, and knowledge of its personnel and other factors. In addition, no assurance can be given that any patents issued to CRP will not be challenged, invalidated or circumvented, or the rights thereunder will provide competitive advantages to CRP.

         CRP also relies upon trade secret protection for its confidential and proprietary information. There can be no assurance that others will not independently develop substantially equivalent proprietary information and techniques or otherwise gain access to CRP's trade secrets or disclose such technology, or that CRP can meaningfully protect its trade secrets.


COMPETITION

         CRP believes it is one of the few comprehensive manufacturers and marketers of contamination-control services and products in the United States, providing design, engineering, manufacturing, installation, testing, certification, and ongoing customer support. CRP competes with a number of companies providing clean room products or services. CRP competes with architectural and engineering firms for the provision of design and engineering services.

         CRP believes the principal competitive factors in the clean room industry are quality, time to completion, reliability, responsiveness for design and installation, product performance and price. CRP believes it competes favorably with respect to such factors, although there can be no assurance that it will continue to do so in the future.

FACILITIES

         See "Management's Discussion and Analysis of Financial Condition and Results of Operations of CRP - Liquidity and Capital Resources" and "- Legal Proceedings."

EMPLOYEES

         As of June 30, 1997, CRP had 85 full time employees. CRP's management believes that its relations with its employees are satisfactory.

LEGAL PROCEEDINGS

         In February 1997, an action was brought against CRP for breach of contract related to certain supplemental and disability benefits in an amount of $200,000 plus interest. CRP believes that it has defenses to these claims. The full amount of the liability has been provided for in the financial statements of CRP in previous years.

         An action was brought against CRP by Dan Purjes, a former lender, who had made a loan to CRP in 1993. The loan was repaid in full in 1995. However, Mr. Purjes alleged that he was entitled to a certain percentage of CRP's equity as part of the loan. Mr. Purjes is the Chairman of Josephthal, CRP's investment banking firm and a principal shareholder of CRP and BRCC. In 1995, CRP had provided $50,000 for the estimated settlement of this matter. CRP and Mr. Purjes have settled this legal action by issuing one and two-thirds shares of CRP Stock to Mr. Purjes prior to consummation of the Merger which shares shall convert into 450,108 shares of BRCC Common Stock upon consummation of the Merger. CRP valued the issuance of such CRP Stock at $188,000. Accordingly, $138,000 was charged to expense in 1996.

         CRP occupies a manufacturing, warehouse and office facility in Ronkonkoma, New York which it subleases from a former stockholder (the "Lessor"). The Lessor leases the facility from an industrial development agency under a lease agreement dated December 1, 1984. In connection with the construction of the facility, the industrial development agency issued $3,500,000 of Industrial Development Bonds ("IRBs") which are secured by the facility pursuant to a Trust Indenture dated December 1, 1984 (the "Trust Indenture"). In addition, the Lessor, CRP, and Colonial Glove and Garment, Inc. have guaranteed all outstanding principal, and accrued interest thereon, under the IRBs. The holders of the IRBs have allegedly exercised their right to redeem the IRBs pursuant to the terms of the Trust Indenture. In July 1997, The Chase Manhattan Bank, in its capacity as successor trustee under the Trust Indenture, commenced a legal action on behalf of the bondholders against the industrial development agency, the Lessor, CRP and Colonial Glove and Garment, Inc. seeking a foreclosure on the real property and the facility and money damages to satisfy all amounts owed to the bondholders, plus cost and expenses of the sale of the property and of the legal action. As of June 30, 1997, $1,050,372.05 was outstanding under the IRBs. CRP's management believes that the current fair market value of the real property and the facility exceeds the outstanding amounts under the IRBs.

                              CERTAIN TRANSACTIONS

         In April, 1997, each of Mr. Gerber, a principal stockholder and director of CRP, and Mr. Nassberg, a director of CRP, made loans to CRP of $100,000. Such amounts, together with accrued interest at an annual rate of 10%, are payable on May 17, 1998.

         CRP has made loans to Paul Gerber, a principal stockholder of CRP. As of June 30, 1997, the outstanding principal, and accrued interest thereon, of these loans equalled $196,366. The outstanding principal, and accrued interest thereon, of these loans are payable in full thirty-six months from the date of closing of the Merger.

         Each of the existing stockholders of CRP has personally guaranteed CRP's borrowings, and accrued interest thereon, under its current line of credit and the $350,000 promissory note of BRCC, and the accrued interest thereon.

         Josephthal, CRP's financial consultant, will receive a $50,000 fee and 250,000 shares of BRCC Common Stock upon the consummation of the Merger. Dan Purjes is the Chairman of Josephthal, a principal shareholder of BRCC and an executive officer, director and principal shareholder of Josephthal Holdings, Inc., the parent company of Josephthal. CRP and Mr. Purjes have settled a legal action commenced by Mr. Purjes against CRP for an alleged breach of contract by issuing one and two-thirds shares of CRP Stock to Mr. Purjes prior to consummation of the Merger which shares shall convert into 450,108 shares of BRCC Common Stock upon consummation of the Merger, provided, however, that 187,575 of such shares of BRCC Common Stock will be Escrowed Shares (as defined above). See "Business of CRP - Legal Proceedings."

                            LEGAL PROCEEDINGS OF BRCC

         On June 30, 1994, BRCC entered into an Agreement and Plan of Merger ("Weitzer Agreement") with Weitzer Homebuilders Incorporated ("WHB"), WHB Merger Sub, Inc. ("Sub"), Harry Weitzer and certain corporations controlled by Harry Weitzer (collectively, the "Weitzer Entities"). The Weitzer Entities terminated the proposed merger ("Failed Merger") on December 23, 1994. On June 30, 1994, consistent with BRCC's investment policies, BRCC extended a one-year loan (the "Weitzer Loan") to Weitzer Financial, Inc., an entity controlled by Harry Weitzer. The Weitzer Loan was in the principal amount of $500,000 with an interest rate equal to the prime rate plus 1%. The principal, and the accrued interest thereon, of the Weitzer Loan was repaid in July 1995. In June 1997, WHB and Harry Weitzer (collectively, the "Weitzer Plaintiffs") commenced an action in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida against BRCC for breach of the Weitzer Agreement, fraudulent inducement and fraudulent and negligent misrepresentation in connection with the Failed Merger. The Weitzer Plaintiffs allege unspecified damages in this action. BRCC is vigorously defending its rights against the alleged claims.

             MANAGEMENT AND OPERATIONS OF BRCC FOLLOWING THE MERGER


         After the Merger, CRP will be a wholly-owned subsidiary of BRCC. BRCC currently intends to maintain CRP's corporate headquarters in Ronkonkoma, New York and CRP will have access to the resources of BRCC.

DIRECTORS

         If the Merger is consummated each existing director of BRCC shall resign effective upon the consummation of the Merger. Pursuant to the Merger Agreement, immediately following consummation of the Merger, a new board of directors (the "New BRCC Board") shall be appointed which shall consist of the following individuals:

         Name                                        Age

         Edward Nassberg (1)                         59

         Robert Witter (1)                           52

         Kenneth Gross (2)                           68

         Sherwood Larkin (2)                         45

         Paul Gerber (3)                             54

         Charles A. Chenes (3)                       60

         C. Lawrence Rustein (3)                     53

(1)  New Class I Director
(2)  New Class II Director
(3)  New Class III Director

         The New BRCC Board shall be classified, one class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 1998 ("New Class I Directors"), another class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 1999 ("New Class II Directors") and another class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 2000 ("New Class III Directors"), with each director to serve until his successor has been duly elected and qualified.

         Edward Nassberg is a member of the Board of Directors of CRP and has served as Treasurer since October, 1990. Mr. Nassberg served as Chief Executive Officer from 1974 to 1994 of, Plex-Chem Plastics International, Inc., an international distributor of plastics and chemicals.

         Robert Witter is the founder and has been the Chief Executive Officer of Witter Publishing Corporation since 1987. Mr. Witter is also the founding publisher of Cleanrooms magazine, a leading trade magazine on the contamination control industry.

         Kenneth Gross is a member of the Board of Directors of CRP and has served as its Secretary since October, 1990. Mr. Gross founded, and has served as Vice President of Goldmark Plastic Compounds, Inc. for more than forty-five years.

         Sherwood Larkin has served as the Chief Operating Officer of Josephthal Lyon & Ross Incorporated since November 1996, and the Chief Financial Officer of Josephthal Lyon & Ross Incorporated since March 1994. Prior thereto Mr. Larkin was a Partner at BDO Seidman LLP. Mr. Larkin is a member of the New York State Society of Accountants and the American Institute of Certified Public Accountants.

         Paul Gerber has served as President and Chief Executive Officer of CRP from October, 1990 until March, 1997, and has been a member of the Board of Directors of CRP since October, 1991. From March, 1980 until October 1989, Mr. Gerber served as President of Paul Gerber Associates, representing CRP in the New York/New Jersey area.

         Charles A. Chenes became President and Chief Executive Officer of CRP in March, 1997. Prior thereto, he served as Chairman, President and Chief Executive Officer of Polygon Industries, Inc. from April, 1996 until February, 1997, and, President and Chief Executive Officer of RLA Community Lending Corporation from February, 1995 until March, 1996, where he reorganized and restructured corporate operations. Mr. Chenes served as Chairman, President and Chief Executive Officer from November, 1990 until April, 1995, and, President and Chief Executive Officer from February, 1990 until November, 1990, of Continental Savings of America, ultimately initiating an initial public offering generating $20.0 million in capital. From August, 1988 until October, 1989, Mr. Chenes served as Senior Vice President, Consumer Bank Division and President, HonFed Subsidiaries, of HonFed Bank.

         C. Lawrence Rutstein was elected as a director of BRCC in February 1995. Since May 1997, Mr. Rutstein has been Chief Executive Officer and President of QPQ Corporation, a Nasdaq SmallCap Market traded corporation. Mr. Rutstein has been the President and Chief Executive Officer of CapQuest Partners, Inc., a private investment banking firm since January, 1996. Mr. Rutstein was the Chairman of The Rittenhouse Group, Inc., a private consulting company from May, 1994 to May, 1995. From 1991 to 1993, Mr. Rutstein was the General Partner and Vice President of Memphis Chicks Baseball Club, an AA Affiliate of the Kansas City Royals. Mr. Rutstein is also a member of the board of directors of Packquisition Corp. and Future Graph, Inc.

COMMITTEES OF THE NEW BRCC BOARD

         Committee structure and membership will be determined by the New BRCC Board shortly after completion of the Merger. It is anticipated that the New BRCC Board will form an audit committee and a compensation committee, all of which will be comprised of non-employee directors.

COMPENSATION OF DIRECTORS

         Directors who are employees of BRCC or CRP will not receive any compensation for service on the New BRCC Board. The specific terms of the compensation to be paid to non-employee Directors of the New BRCC Board have not been determined.

EXECUTIVE OFFICERS

         If the Merger is consummated, effective upon consummation of the Merger each existing officer of BRCC shall resign and the following individuals will be appointed to the respective offices of BRCC set forth opposite their names:

         Name                       Age              Position

         Charles A. Chenes          60               Chief Executive Officer
                                                       and President
         Joseph Flynn               32               Chief Financial Officer

         Kenneth Gross              68               Secretary

         Charles A. Chenes' principal occupation and business experience is set forth under the caption "--Directors."

         Joseph Flynn, has served as Chief Financial Officer of CRP since June, 1994. Prior thereto, Mr. Flynn served as Senior Accountant of BDO Seidman from December, 1993 until June, 1994 and of David Berdon and Co., CPA's from December, 1988 until December, 1993.

         Kenneth Gross's principal occupation and business experience is set forth under the caption "--Directors."

EXECUTIVE COMPENSATION

         CRP and Mr. Charles A. Chenes have entered into an employment agreement dated February 28, 1997. Pursuant to this employment agreement, Mr. Chenes will serve as President, Chief Executive Officer and director of CRP and receive an annual salary of $150,000. A bonus and salary review occur six months after the date of the agreement. In addition, upon consummation of the Merger, Mr. Chenes will receive options exercisable to purchase (i) 50,000 shares of BRCC Common Stock at an exercise price of $.52 per share which vest immediately upon grant and (ii) 125,000 shares of BRCC Common Stock at an exercise price of $1.00 per share which vest on the earlier of (a) two years after the date of grant and (b) the date CRP reports net income for a fiscal year of in excess of $1,000,000. The New BRCC Board will rely on its compensation committee, which will be composed of non-employee directors, to recommend the form and amount of compensation to be paid to BRCC's and CRP's respective executive officers following the Merger.

         For information regarding compensation paid to the executive officers of BRCC in 1996, see Appendix IV Annual Report on Form 10-KSB for BRCC for the year ended December 31, 1996 - Item 10-Executive Compensation.

         Compensation paid to executive officers of CRP in 1996 was as follows:

         Paul Gerber, President and Chief Executive Officer       $233,000(1)

         George A. Gerber, Vice President-Operations              $211,808(2)

         Joseph Flynn, Chief Financial Officer                    $ 71,383


(1)Includes lease, gas and maintenance payments with respect to two automobiles of approximately $25,000.

(2)Includes lease, gas and maintenance payments with respect to an automobile of approximately $14,600.

STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND FIVE PERCENT SHAREHOLDERS FOLLOWING THE MERGER.

         The following table sets forth certain information with respect to the beneficial ownership of BRCC capital stock, as of the record date and after giving effect to the Merger, by (i) each stockholder who is known by BRCC to be the beneficial owner of more than five percent (5%) of BRCC Common Stock, the only class of BRCC capital stock currently outstanding, (ii) each director and executive officer of BRCC who owns any shares of BRCC Common Stock, and (iii) all officers and directors as a group. Except as otherwise indicated, BRCC believes that the beneficial owners of the shares listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable (based upon information available to BRCC).

                                                                                       SHARES OF BRCC COMMON
                                               SHARES OF BRCC COMMON                  STOCK TO BE BENEFICIALLY
                 NAME AND ADDRESS             STOCK BENEFICIALLY OWNED                    OWNED AFTER THE
                OF BENEFICIAL OWNER              PRIOR TO MERGER(1)                         MERGER(1)(2)
                -------------------           ------------------------                ------------------------
                                               NUMBER             PERCENT             NUMBER              PERCENT
                                               ------             -------             ------              -------
Paul  Gerber                                     0                   *              1,350,324               24%
c/o Clean Room Products, Inc.
1800 Ocean Avenue
Ronkonkoma, New York 11779

Felicia Gross                                    0                   *              1,350,324               24%
c/o Goldmark Plastics
Nassau Terminal Road
New Hyde Park, New York 11040

Kenneth Gross                                    0                   *             1,350,324(3)           24%(3)
c/o Goldmark Plastics
Nassau Terminal Road
New Hyde Park, New York 11040

Sheila Nassberg                                  0                   *              1,350,324               24%
c/o Goldmark Plastics
Nassau Terminal Road
New Hyde Park, New York 11040

Edward Nassberg                                  0                   *             1,350,324(4)           24%(4)
c/o Goldmark Plastics
Nassau Terminal Road
New Hyde Park, New York 11040

Dan Purjes                                   109,744(5)           9.8%(5)           559,852(6)            9.95%(6)
c/o Josephthal Lyon & Ross
  Incorporated
200 Park Avenue
New York, New York 10166

Charles Chenes(7)                                0                   *                50,000                 *
c/o Clean Room Products, Inc.
1800 Ocean Avenue
Ronkonkoma, New York  11779

C. Lawrence Rutstein(8)                        10,000                *                10,000                 *
340 Overlook Lane
Gulph Mills, PA  19428

Sherwood Larkin                                 198                  *                 198                   *
c/o Josephthal Lyon & Ross Incorporated
200 Park Avenue
New York, NY  10166

All officers and directors as a group (8     10,198(9)               *            4,111,170(10)            72.3%
persons)

---------------
*Less than 1%.

(1)A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of BRCC Common Stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)Assumes none of BRCC's shareholders exercises their rights to dissent from approval of the Merger.

(3)Includes 1,350,324 shares of BRCC Common Stock to be issued to his spouse on consummation of the Merger.

(4)Includes 1,350,324 shares of BRCC Common Stock to be issued to his spouse on consummation of the Merger.

(5)Includes (a) 2,500 shares owned by his minor children; (b) 3,000 shares held in his profit sharing plan account; (c) 1,000 shares held in his individual retirement account; and (d) 11,500 shares owned by the Josephthal Profit Sharing Plan, of which Mr. Purjes has the authority to appoint and discharge its trustees. Mr. Purjes disclaims beneficial ownership of the shares held by his minor children and the Josephthal Profit Sharing Plan. Excludes (a) 250,000 shares of Common Stock to be issued to Josephthal if the Merger is consummated and (b) 450,108 shares to be issued to Mr. Purjes in exchange for his ownership interest in CRP prior to the Merger. See "Certain Transactions."

(6)Includes (a) 2,500 shares owned by his minor children; (b) 3,000 shares held in his profit sharing plan account; (c) 1,000 shares held in his individual retirement account; (d) 11,500 shares owned by the Josephthal Profit Sharing Plan, of which Mr. Purjes has the authority to appoint and discharge its trustees; (e) 250,000 shares of Common Stock to be issued to Josephthal if the Merger is consummated; and (f) 450,108 shares to be issued to Mr. Purjes in exchange for his ownership interest in CRP prior to the Merger. Mr. Purjes disclaims beneficial ownership of the shares held by his minor children and the Josephthal Profit Sharing Plan. See "Certain Transactions."

(7)Includes 50,000 shares which are issuable upon the exercise of options to be granted upon consummation of the Merger.

(8)Includes 10,000 shares which are issuable upon the exercise of outstanding options.

(9)Includes 10,000 shares which are issuable upon the exercise of outstanding options.

(10)Includes (a) 10,000 shares which are issuable upon the exercise of outstanding options, (b) 50,000 options to be granted to Mr. Charles Chenes upon consummation of the Merger, and (c) an aggregate of 2,700,648 shares to be issued to the spouses of certain directors upon consummation of the Merger.


                            BRCC SHAREHOLDERS' RIGHTS

         The rights of the BRCC shareholders are currently governed by the Florida 1989 Business Corporation Act ("FBCA"), the Old BRCC Articles and the amended and restated by-laws of BRCC (the "Old BRCC By-Laws"). In accordance with the Merger Agreement, at the Effective Time BRCC will amend and restate its articles of incorporation (the "New BRCC Articles") and its by-laws (the "New BRCC By-Laws"). Accordingly, upon consummation of the Merger, the rights of BRCC shareholders will be governed by the FBCA, the New BRCC Articles of Incorporation and the New BRCC By-Laws. The following is a summary of certain differences between the current rights of BRCC shareholders and those of BRCC shareholders following the Merger.

         The following discussion is not intended to be complete and is qualified by reference to the FBCA, the Old BRCC Articles, the Old BRCC By-Laws, the New BRCC Articles and the New BRCC By-Laws. A copy of the New BRCC Articles and the New BRCC By-Laws, in substantially the forms to be adopted at the Effective Time, are attached to this Proxy Statement as Appendix VI and Appendix VII, respectively. Copies of the Old BRCC Articles and the Old BRCC By-laws are incorporated by reference herein and will be sent to holders of shares of BRCC Common Stock upon request. See "Where You Can Find Additional Information."

AUTHORIZED CAPITAL

         The Old BRCC Articles and the New BRCC Articles each authorize 45,000,000 shares of capital stock, consisting of 40,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, par value $1.00 per share ("Preferred Stock"). Old BRCC Articles and the New BRCC Articles also each authorize the Board of Directors to fix the rights, preferences, privileges and restrictions of one or more series of the authorized shares of Preferred Stock. See "Description of Capital Stock Following the Merger."

SPECIAL MEETING OF THE SHAREHOLDERS

         Section 607.0702 of the FBCA provides that the holders of not less than ten percent (10%), unless a greater percentage not to exceed fifty percent (50%) is required by the articles of incorporation, of all the votes entitled to be cast at the meeting may call a special meeting of shareholders. The Old BRCC Articles and the Old BRCC By-Laws and the New BRCC Articles and New BRCC By-Laws permit a special meeting of the shareholders of BRCC to be called by the holders of at least fifty percent (50%) of the issued and outstanding shares of capital stock entitled to vote as a single class with the BRCC Common Stock.

BOARD OF DIRECTORS

         BRCC's Board of Directors currently consists of five (5) directors and following the Merger BRCC's Board of Directors will consist of seven (7) directors. Under the Old BRCC Articles and the Old BRCC By-Laws the number of directors may be increased or decreased between three and eleven directors by the board of directors. Pursuant to the New BRCC Articles and the New BRCC ByLaws, the number of directors may be increased or decreased between three and 9 directors by the board of directors.

REMOVAL OF DIRECTORS

         Section 607.0808 of the FBCA provides that, if cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him. The holders of BRCC Common Stock are not entitled to cumulative voting under the Old BRCC Articles or the New BRCC Articles. Under the Old BRCC Articles and the Old BRCC By-Laws a director or the full BRCC Board could be removed from office but only for cause by (i) the affirmative vote of 75% of the voting power of all of the then outstanding shares of voting stock or, alternatively, (ii) the affirmative vote of 66 2/3% of the voting power of all of the then outstanding shares of voting stock and a majority of disinterested directors. The New BRCC Articles and the New BRCC By-Laws provide that any director or the full BRCC Board may be removed from office but only for cause by the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of voting stock, voting together as a single class.

CLASSIFIED BOARD

         The Old BRCC Articles and the New BRCC Articles establish three classes of directors, with each director elected for a term expiring at the third succeeding annual meeting of shareholders after his or her election.

SUPERMAJORITY VOTE REQUIREMENTS

         The Old BRCC Articles require certain transactions with an Interested Shareholder or any Affiliate or Associate of an Interested Shareholder (as such terms are defined in Appendix I hereto) to be approved by the vote of (i) the holders of at least seventy-five percent (75%) of the issued and outstanding voting securities of BRCC and (ii) at least sixty-six and two thirds percent (66-2/3%) of the issued and outstanding shares of voting securities of BRCC Beneficially Owned (as defined in Appendix I hereto) by shareholders other than any Interested Shareholder. These transactions include any merger, consolidation or other combination with an Interested Shareholder or any Affiliate or Associate of an Interested Shareholder, any sale, lease or other transfer or disposition of in excess of 5% of BRCC's assets or business with an Interested Shareholder or any Affiliate or Associate of an Interested Shareholder, the issuance of any securities of BRCC to an Interested Shareholder or any Affiliate or Associate of an Interested Shareholder, any purchase, exchange, lease or other acquisition by BRCC of in excess of five percent (5%) of the assets or business of an Interested Shareholder or any Affiliate or Associate of an Interested Shareholder, the adoption of any plan or proposal for the liquidation or dissolution of BRCC, any reclassification or recapitalization of BRCC the effect of which would increase the percentage ownership of outstanding equity securities owned by an Interested Shareholder or any Affiliate or Associate of an Interested Shareholder, or any loans, advances, guarantees, pledges or other financial assistance or tax credits to benefit an Interested Shareholder or any Affiliate or Associate of an Interested Shareholder. The New BRCC Articles do not contain any supermajority approval requirements regarding any such transactions.

AMENDMENTS OF ARTICLES OF INCORPORATION

         The Old BRCC Articles require the affirmative vote of (i) the holders of at least seventy-five percent (75%) of the then outstanding voting stock, voting together as a single class, or (ii) a majority of disinterested directors and the holders of at least sixty-six and two-thirds percent (66-2/3%) of the then outstanding voting stock, voting together as a single class, to amend, modify or repeal any of the provisions of the old BRCC Articles relating to "Capital Stock (Capitalization)", "Management of the Corporation," "Board of Directors," "Special Voting Provisions," "Acquisition Offers," "Indemnification," "Amendments" or "Control Share Acquisitions." The New BRCC Articles require the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the then outstanding voting stock, voting together as a single class, to amend, modify or repeal, or adopt any provision inconsistent with, any provision of the New BRCC Articles relating to "Capitalization (Capital Stock)", "Management of the Corporation," "Board of Directors," "Indemnification," "Amendments" or "Control Share Acquisition."

CONTROL SHARE ACQUISITION

         The Old BRCC Articles elect to be subject to the provisions of Section
607.0902 of the FBCA regarding "control share acquisitions" (as defined in the FBCA). The New BRCC Articles elect not to be subject to Section 607.0902 of the FBCA, or any successor statute thereto, regarding "control share acquisitions."

AFFILIATED TRANSACTIONS

         The Old BRCC Articles and the New BRCC Articles elect not to be subject to the applicable provisions of the FBCA regarding "affiliated transactions" (as defined in the FBCA).


                DESCRIPTION OF CAPITAL STOCK FOLLOWING THE MERGER

         The summary of the terms of the capital stock of BRCC following consummation of the Merger set forth below does not purport to be complete and is qualified by reference to the New BRCC Articles. Copies of the New BRCC Articles in substantially the form to be adopted immediately at the Effective Time, are attached hereto as Appendix VI.

AUTHORIZED CAPITAL STOCK

         Under the New BRCC Articles, the authorized capital stock of BRCC will consist of 40,000,000 shares of common stock of which 5,626,350 will be outstanding as of the Effective Time (assuming none of BRCC's shareholders exercises any right of a dissenting shareholder and excluding 250,000 shares of BRCC Common Stock to be issued to Josephthal if the Merger is consummated) and 5,000,000 shares of Preferred Stock, of which none will be outstanding as of the Effective Time. If the Merger is consummated, BRCC will issue an aggregate of 4,501,080 shares of BRCC Common Stock; provided, however, that 1,875,750 shares of BRCC Common Stock to be issued to the existing CRP shareholders will be held in escrow (the "Escrowed Shares") until the earlier of (i) six (6) months after the Merger is consummated and (ii) the date of consummation of a long-term financing which results in at least $1,500,000 in net proceeds to BRCC or the Surviving Subsidiary. In the event that neither BRCC nor the Surviving Subsidiary consummates a long term financing which results in at least $1,500,000 in net proceeds to such corporation within six (6) months of the closing of the Merger, the Escrowed Shares will be returned to BRCC and cancelled. There can be no assurance that any financing will be consummated after the Merger.

COMMON STOCK

         All of the outstanding shares of BRCC Common Stock are validly issued, fully paid and nonassessable. The shares of BRCC Common Stock issuable pursuant to the Merger will, when issued, be validly issued, fully paid and nonassessable. Holders of BRCC Common Stock will be entitled to one vote for each share of BRCC Common Stock held of record on all matters submitted to a vote of the shareholders.

         The holders of shares of BRCC Common Stock will not be entitled to cumulative voting rights for the election of directors. Accordingly, the holders of more than 50% of the shares of BRCC Common Stock voting for election of directors will be able to elect 100% of the directors if they choose to do so. In this event, the holders of the balance of the shares voting for the election of directors would not be able to elect any person or persons to the New BRCC Board. Upon consummation of the Merger, the existing shareholders of CRP will receive the equivalent of 80% of the issued and outstanding shares of BRCC Common Stock (assuming none of BRCC's shareholders exercises their rights to dissent from approval of the Merger and excluding 250,000 shares of BRCC Common Stock to be issued to Josephthal if the Merger is consummated).

         Holders of BRCC Common Stock may, at the sole discretion of the New BRCC Board, receive dividends, out of legally available funds, subject to prior rights of the holders of Preferred Stock then outstanding. However, declaration or payment of dividends will be prohibited under the covenants of certain financing documents to which CRP is a party. Holders of BRCC Common Stock will not be entitled to preemptive rights nor subscription, sinking fund, redemption or conversion privileges. The absence of preemptive rights could result in a dilution of the interests of BRCC shareholders if additional shares of BRCC Common Stock are issued. Upon liquidation or dissolution of BRCC, the holders of the BRCC Common Stock will share pro rata in the assets available for distribution after payment of all prior claims including all claims of Preferred Stock then outstanding.

         The transfer agent for the BRCC Common Stock is American Stock Transfer & Trust Company.

PREFERRED STOCK

         The New BRCC Board has the authority to issue up to 5,000,000 shares of Preferred Stock in one or more series and to fix the number of shares constituting such series, the voting powers, designation, preferences and relative participation, option or other special rights and qualifications, limitations and restriction thereof, including the dividend rights and dividend rate, terms of redemption (including sinking fund provisions), redemption price or prices, conversion rights and liquidation preferences of the shares constituting the series without further vote or action by the shareholders. The issuance of Preferred Stock by the New BRCC Board could affect the rights of the holders of the BRCC Common Stock. For example, such issuance could result in a class of securities outstanding that would have preference with respect to voting rights and dividends, and in liquidation, over the BRCC Common Stock, and could (upon conversion or otherwise) enjoy all of the rights appurtenant to the BRCC Common Stock.

         The New BRCC Board's authority to issue Preferred Stock could potentially be used to discourage, delay or prevent a takeover of BRCC through a merger, tender offer, proxy contest or otherwise by making such attempts more difficult to achieve or more costly. The New BRCC Board may issue Preferred Stock with voting and conversion rights that could adversely affect the voting power of the holders of the BRCC Common Stock. There are no agreements or understandings for issuance of Preferred Stock and no present intention to issue Preferred Stock.

CERTAIN FLORIDA LEGISLATION

         Florida has enacted legislation that may deter or frustrate takeover of Florida publicly-held corporations. The "control-share acquisition" section of the FBCA generally provides that shares acquired in excess of certain specified thresholds, beginning at 20% of a corporation's outstanding voting shares, will not possess any voting rights unless such voting rights are approved by a majority vote of the corporation's disinterested shareholders. The "affiliated transactions" section of the FBCA generally requires majority approval by disinterested directors or supermajority approval of shareholders of certain specified transactions (such as a merger, consolidation, sale of assets, issuance or transfer of shares or reclassification of securities) between a corporation and holders of 10 percent or more of the outstanding voting shares of the corporation, or any affiliate of such shareholder. BRCC has elected in the New BRCC Articles not to be governed by the provisions of the "control-share acquisition" or "affiliated transactions" sections of the FBCA. The practical effect of these provisions of the New BRCC Articles is that BRCC would be susceptible to a takeover or other transaction resulting in a change of control if the New BRCC Board so permits.


                              FINANCIAL INFORMATION


         BRCC's Annual Report on Form 10-KSB for the year ended December 31, 1996, BRCC's Annual Report on Form 10-KSB/A for the year ended December 31, 1996 and BRCC's Quarterly Report on Form 10-QSB for the six months ended June 30, 1997 are incorporated herein by reference. The audited financial statements of CRP at December 31, 1996 and for each of the two years audited in the period ended December 31, 1996 included in this Proxy Statement have been included herein in reliance on the report of Dalessio, Millner & Leben LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                   PROPOSAL 2

                        APPROVAL OF AMENDED AND RESTATED
                      ARTICLES OF INCORPORATION AND BY-LAWS

Pursuant to Article X of the Old BRCC Articles, if a quorum is present, an affirmative vote of the holders of at least seventy-five percent (75%) of the issued and outstanding shares of BRCC Common Stock, present either in person or by Proxy at the Meeting, is required for the approval of the adoption of the New BRCC Articles and New BRCC By-Laws. If Proposal 1 of this Proxy Statement is approved and the Merger is consummated, the New BRCC Articles and New BRCC By-Laws will be adopted as part of the Merger without any further action by the shareholders of BRCC. See "Proposal 1 - BRCC Shareholders' Rights" for a discussion of certain differences between the current rights of BRCC shareholders and the rights of BRCC shareholders if the New BRCC Articles and New BRCC By-Laws are approved and become effective either under approval of Proposal 1 or Proposal 2.

The discussion under "Proposal 1 - BRCC Shareholders' Rights" is not intended to be complete and is qualified by reference to the FBCA, the Old BRCC Articles, the Old BRCC By-Laws, the New BRCC Articles and the New BRCC By-Laws. Copies of the New BRCC Articles and the New BRCC By-Laws, in substantially the forms to be adopted if approved, are attached to this Proxy Statement as Appendix VI and Appendix VII, respectively. Copies of the Old BRCC Articles and the Old BRCC By-Laws are incorporated by reference herein and will be sent to holders of BRCC upon request. See "Where You Can Find Additional Information."

As discussed under "Proposal 1 - The Merger--Reasons for the Merger; Recommendation of the BRCC Board; Interests of Certain Persons," the BRCC Board believes it would be in the best interests of shareholders of BRCC to seek a merger with an operating company based upon BRCC's financial and operational structure. Although the BRCC Board recommends a vote for the Merger discussed in Proposal 1, the Merger may not be consummated, even if approved by the BRCC shareholders, because the Merger is subject to the satisfaction or waiver (if permissible) of certain conditions, other than BRCC shareholder approval. See "Proposal 1 - The Merger Agreement - Conditions." There can be no assurance that the conditions discussed thereunder will be satisfied or waived (if permissible). The BRCC Board believes that it would be beneficial to approve the New BRCC Articles and New BRCC By-Laws in order to simplify corporate governance, generally, and to elect not to be subject to FBCA Section 607.0902 regarding "control share acquisitions" and to eliminate supermajority voting requirements for certain mergers, business combinations and the liquidation and dissolution of BRCC, specifically. See Proposal 1 - BRCC Shareholders' Rights." The Board believes that the adoption of the New BRCC Articles will facilitate the negotiation of future mergers or business combinations, if any, in the event that the Merger is not consummated for any reason, and facilitate the liquidation and dissolution of BRCC if no merger or business combination is consummated.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE NEW ARTICLES OF INCORPORATION AND NEW BY-LAWS

                                  OTHER MATTERS

The BRCC Board does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.


                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

BRCC files annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public electronically by means of the web site maintained by the SEC at "http://www.sec.gov."

BRCC has supplied all information contained or incorporated by reference in this Proxy Statement relating to BRCC and CRP has supplied all such information relating to CRP.


                           INFORMATION CONCERNING BRCC

The Securities and Exchange Commission ("SEC") allows us to "incorporate by reference" information into this Proxy Statement which means that we can disclose important information to you by referring you to another document filed separately with the SEC. This information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information in this Proxy Statement. This proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC. This document contains important information about BRCC and its finances. A copy of each of BRCC's Annual Report on Form 10-KSB for the year ended December 31, 1996, BRCC's Annual Report on Form 10-KSB/A for the year ended December 31, 1996 and BRCC's Quarterly Report on Form 10-QSB are set forth in Appendix IV to this Proxy Statement.

      BRCC SEC FILING
      (FILE 0-16631)                      PERIOD

Annual Report on Form 10-KSB              Year ended December 31, 1996

Annual Report on Form 10-KSB/A            Year ended December 31, 1996

Quarterly Report on Form 10-QSB           Six months ended June 30, 1997

Amended and Restated
Articles of Incorporation

Amended and Restated
By-Laws


YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE MERGER. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH

INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED AUGUST 28, 1997. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THE PROXY STATEMENT TO SHAREHOLDERS NOR THE ISSUANCE OF BRCC COMMON STOCK IN THE MERGER SHALL CREATE ANY IMPLICATION TO THE CONTRARY.


          DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1997 ANNUAL
                                     MEETING

         Under the Commission's proxy rules, shareholder proposals that meet certain conditions may be included in BRCC's proxy statement and proxy for a particular annual meeting. Proposals of shareholders that are intended to be presented by such shareholders at BRCC's 1998 Annual Meeting must be received by BRCC no later than January 15, 1998 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Receipt by BRCC of any such proposal from a qualified shareholder in a timely manner will not ensure its inclusion in BRCC's proxy material because there are other requirements in the proxy rules for such inclusion.


                                  MISCELLANEOUS

         If the accompanying form of Proxy is executed properly and returned, the shares represented thereby will be voted at the Meeting in accordance with the instructions on the Proxy, unless the Proxy is revoked. If no instructions are indicated in such Proxy, the shares represented thereby will be voted FOR the approval of the Issuance and the Merger thereby waiving such shareholder's right to dissent, FOR the approval of the New Articles and in the discretion of the Proxy holders as to any other matter which may properly come before the Meeting. Any Shareholder who has given a Proxy may revoke such Proxy at any time prior to its exercise at the Meeting by (i) giving written notice of the revocation to Franklyn B. Weichselbaum, as Secretary of BRCC, (ii) properly submitting to the Meeting a duly executed Proxy bearing a later date, or (iii) attending the Meeting and voting by ballot, except as to any matter or matters upon which a vote shall have been cast, pursuant to the authority conferred by such Proxy prior to such revocation. Attendance at the Meeting will not in and of itself revoke a Proxy. All written notices of revocation and other communications with respect to revocation of Proxies should be addressed as follows: Franklyn B. Weichselbaum, Secretary, Boca Raton Capital Corporation, 6516 Via Rosa, Boca Raton, Florida 33433.

         All costs relating to the solicitation of Proxies will be borne by BRCC. Proxies may be solicited by the officers of BRCC personally, by mail or by telephone or telegraph, and BRCC may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      Franklyn B. Weichselbaum
                                      Secretary
Boca Raton, Florida
August 28, 1997

                          INDEX TO FINANCIAL STATEMENTS
                 AND PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

CLEAN ROOM PRODUCTS, INC.

Independent Auditors' Report.............................................  F-2

Balance Sheets as of December 31, 1996
  and June 30, 1997 (unaudited)..........................................  F-3

Statements of Operations for the years ended December 31, 1996 and 1995 and the six months ended June 30, 1997
  (unaudited) and 1996 (unaudited).......................................  F-4

Statement of Changes in Stockholders' (Deficit) for the years ended December 31, 1996 and 1995 and for the six months ended
  June 30, 1997 (unaudited)..............................................  F-5

Statement of Cash Flows for the years ended December 31, 1996 and
  1995 and for the six months ended June 30, 1997
  (unaudited) and 1996 (unaudited) ......................................  F-6

Notes to Financial Statements............................................  F-7


PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

Introduction to Pro Forma Consolidated Financial Statements
  (unaudited)............................................................  F-17

Pro Forma Consolidated Balance Sheet as of
  June 30, 1997 (unaudited)..............................................  F-19

Pro Forma Consolidated Statement of Operations
  for the year Ended December 31, 1996 (unaudited).......................  F-20

Pro Forma Consolidated Statements of Operations
  for the six months ended June 30, 1997 (unaudited).....................  F-21

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Clean Room Products, Inc.
Ronkonkoma, New York

We have audited the accompanying balance sheet of Clean Room Products, Inc. as of December 31, 1996 and the related statements of operations, cash flows, and changes in stockholders' (deficit) for the years ended December 31, 1996 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clean Room Products, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the years ended December 31, 1996 and 1995 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has experienced recurring losses from operations, has a deficiency in its working capital, and is in default on its debt covenants. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




New York, New York                 DALESSIO, MILLNER & LEBEN LLP
April 23, 1997, except for         Certified Public Accountants
Note 12(b) as to which the
date is May 1, 1997

                            CLEAN ROOM PRODUCTS, INC.

                                 BALANCE SHEETS

                                     ASSETS


                                                  December 31, 1996    June 30, 1997
                                                  -----------------    -------------
                                                                        (Unaudited)
CURRENT ASSETS:
  Cash                                               $   319,520       $     4,226
  Accounts receivable, less allowance for
   doubtful accounts of $37,250 at December 31,
    1996 and $10,000 at June 30, 1997                  1,696,846         1,390,526
  Inventories                                          1,113,163           928,905
  Prepaid expenses and other                               3,703            86,097
                                                     -----------       -----------

                 TOTAL CURRENT ASSETS                  3,133,232         2,409,754

PROPERTY AND EQUIPMENT, less accumulated
  depreciation and amortization                        2,615,328         2,422,903

DUE FROM STOCKHOLDER                                     204,353           212,664

DEPOSITS AND OTHER                                         9,265            36,408
                                                     -----------       -----------

                                                     $ 5,962,178       $ 5,081,729
                                                     ===========       ===========

                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES:
  Accounts payable                                   $ 1,743,412       $ 1,848,989
  Loans payable                                        1,435,967         1,068,075
  Note payable                                           350,000           367,986
  Loans payable-stockholders                                  --           204,111
  Billings in excess of costs and estimated
   earnings on uncompleted contracts                     569,303           528,250
  Accrued expenses                                       982,683         1,001,127
  Current portion of obligations under
   capital leases                                      1,406,338         1,347,314
  Employee benefit obligations                            76,991            98,086
                                                     -----------       -----------

                 TOTAL CURRENT LIABILITIES             6,564,694         6,463,938

OBLIGATIONS UNDER CAPITAL LEASES, less
 current portion                                         724,747           632,755

EMPLOYEE BENEFIT OBLIGATIONS, less
 current portion                                         157,639           136,544
                                                     -----------       -----------

                 TOTAL LIABILITIES                     7,447,080         7,233,237
                                                     -----------       -----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' (DEFICIT):
  Common stock; no par value; 200 shares
   authorized; 15 shares issued and outstanding            1,100             1,100
  Additional paid-in capital                              65,949            65,949
  Deficit                                             (1,551,951)       (2,218,557)
                                                     -----------       -----------
                 TOTAL STOCKHOLDERS' (DEFICIT)        (1,484,902)       (2,151,508)
                                                     -----------       -----------

                                                     $ 5,962,178       $ 5,081,729
                                                     ===========       ===========

                 See Accompanying Notes to Financial Statements

                           CLEAN ROOM PRODUCTS, INC.

                            STATEMENTS OF OPERATIONS


                                                   For The Years Ended              For the Six Months Ended
                                                       December 31,                          June 30,
                                                 1996               1995               1997             1996
                                                 ----               ----               ----             ----
                                                                                   (Unaudited)       (Unaudited)
NET SALES                                    $ 12,254,173       $ 16,984,734       $ 5,754,994       $ 6,474,540

COST OF SALES                                   9,027,475         12,847,487         4,650,549         4,542,540
                                             ------------       ------------       -----------       -----------

        GROSS PROFIT                            3,226,698          4,137,247         1,104,445         1,932,000
                                             ------------       ------------       -----------       -----------

OPERATING EXPENSES:
  Selling and shipping                          1,117,930          1,238,775           521,160           549,514
  General and administrative                    2,332,079          2,316,235         1,053,148         1,141,021
                                             ------------       ------------       -----------       -----------

        TOTAL OPERATING EXPENSES                3,450,009          3,555,010         1,574,308         1,690,535
                                             ------------       ------------       -----------       -----------

OPERATING (LOSS) INCOME                          (223,311)           582,237          (469,863)          241,465
                                             ------------       ------------       -----------       -----------

OTHER INCOME (EXPENSE):
  Interest expense                               (476,660)          (428,781)         (249,366)         (290,693)
  Interest and dividend income                     15,834             17,538             8,312             7,848
  Write-off of fixed assets                       (45,915)                --                --                --
  Other                                          (124,951)           (40,866)           44,311            20,759
                                             ------------       ------------       -----------       -----------

        TOTAL OTHER INCOME (EXPENSE)             (631,692)          (452,109)         (196,743)         (262,086)
                                             ------------       ------------       -----------       -----------

(LOSS) INCOME BEFORE EXTRAORDINARY ITEM          (855,003)           130,128          (666,606)          (20,621)

EXTRAORDINARY ITEM:
 Gain on extinguishment of debt                        --             73,668                --                --
                                             ------------       ------------       -----------       -----------

NET (LOSS) INCOME                            $   (855,003)      $    203,796       $  (666,606)      $   (20,621)
                                             ============       ============       ===========       ===========

                 See Accompanying Notes to Financial Statements

                            CLEAN ROOM PRODUCTS, INC.

                 STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)
                (INFORMATION WITH RESPECT TO THE SIX MONTHS ENDED
                           JUNE 30, 1997 IS UNAUDITED)



                                Common          Additional
                                Stock       Paid-in Capital         Deficit            Total
                                -----       ---------------         -------            -----
Balance,
 January 1, 1995                $1,100          $65,949          $  (717,677)      $  (650,628)

Net income                          --               --              203,796           203,796

Distributions                       --               --             (150,000)         (150,000)
                                ------          -------          -----------       -----------

Balance,
 December 31, 1995               1,100           65,949             (663,881)         (596,832)

Net loss                            --               --             (855,003)         (855,003)

Distributions                       --               --              (33,067)          (33,067)
                                ------          -------          -----------       -----------

Balance,
 December 31, 1996               1,100           65,949           (1,551,951)       (1,484,902)

Net loss                            --               --             (666,606)         (666,606)
                                ------          -------          -----------       -----------

Balance,
 June 30, 1997 (unaudited)      $1,100          $65,949          $(2,218,557)      $(2,151,508)
                                ======          =======          ===========       ===========

                 See Accompanying Notes to Financial Statements

                                                   CLEAN ROOM PRODUCTS, INC.

                                                   STATEMENTS OF CASH FLOWS

                                                                     For The Years Ended            For the Six Months Ended
                                                                          December 31,                       June 30,
                                                                     1996              1995             1997           1996
                                                                     ----              ----             ----           ----
                                                                                                    (Unaudited)     (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss) income                                               $(855,003)      $   203,796       $(666,606)      $ (20,621)
  Adjustments to reconcile net (loss) income to net
   cash (used in) provided by operating activities:
     Gain on extinguishment of debt                                      --           (73,668)             --              --
     Recovery of bad debt                                                --                --          27,250              --
     Depreciation and amortization                                  456,170           354,940         236,488         231,131
     Provision for doubtful accounts                                 37,250                --              --              --
     Write-off of fixed assets                                       45,915                --              --              --
  Changes in operating assets and liabilities:
    Decrease (increase) in:
     Accounts receivable                                            289,798           115,565         279,070         246,502
     Inventories                                                    182,071           187,851         184,258         (53,421)
     Prepaid expenses and other                                      (2,044)           30,202         (82,394)        (23,902)
     Accrued interest from  stockholders                             (7,987)          (17,518)         (4,200)             --
     Deposits and other                                               1,735            10,309         (17,143)        (15,738)
    Increase (decrease) in:
     Accounts payable                                              (685,444)          420,613         105,577        (341,296)
     Billings in excess of costs and estimated
          earnings on uncompleted contracts                         184,904          (549,137)         36,430          52,887
     Accrued expenses                                               205,736           348,293         (41,053)       (177,234)
     Employee benefit obligations                                    (3,672)          (24,542)             --          (3,672)
                                                                  ---------       -----------       ---------       ---------

         Net cash (used in) provided by operating activities       (150,571)        1,006,704          57,677        (105,364)
                                                                  ---------       -----------       ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                              (102,458)         (337,029)        (34,063)        (78,009)
  Repayments (advances) of stockholders' loans                       12,417           (58,573)             --          12,485
                                                                  ---------       -----------       ---------       ---------

         Net cash (used in) provided by investing activities        (90,041)         (395,602)        (34,063)        (65,524)
                                                                  ---------       -----------       ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from note payable                                    350,000                --              --              --
  Net (payments) under note payable-bank                                 --        (1,414,569)             --              --
  Net borrowings (payments) from loans payable                      352,602         1,083,365        (367,892)        269,214
  Loans from stockholders                                                --                --         200,000              --
  Financing costs                                                        --           (10,000)        (20,000)             --
  Repayments on capital lease obligations                          (152,825)         (191,335)       (151,016)        (95,140)
  Repayment of loan payable                                              --           (74,538)             --              --
                                                                  ---------       -----------       ---------       ---------


         Net cash provided by (used in) financing activities        549,777          (607,077)       (338,908)        174,074
                                                                  ---------       -----------       ---------       ---------


NET INCREASE (DECREASE) IN CASH                                     309,165             4,025        (315,294)          3,186

CASH, BEGINNING OF YEAR                                              10,355             6,330         319,520          10,355
                                                                  ---------       -----------       ---------       ---------

CASH, END OF YEAR                                                 $ 319,520       $    10,355       $   4,226       $  13,541
                                                                  =========       ===========       =========       =========

                 See Accompanying Notes to Financial Statements

                            CLEAN ROOM PRODUCTS, INC.

                          NOTES TO FINANCIAL STATEMENTS
               (INFORMATION WITH RESPECT TO THE SIX MONTHS ENDED
                      JUNE 30, 1997 AND 1996 IS UNAUDITED)



NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization and Business

         Clean Room Products, Inc. (the "Company") was incorporated in the State of New York in 1965. The Company manufacturers and distributes products for critical environment facilities and designs and constructs clean rooms throughout the United States.

         Basis of Presentation

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has experienced recurring losses from operations, has a deficiency in its working capital, and is in default on its debt covenants. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         In 1997, the Company commenced a restructuring program. This program included the reorganization of the Company's senior management with the appointment of a new chief executive officer. The Company has embarked upon a substantial cost cutting effort. Additionally, the Company is refocusing its sales efforts on higher margin products. On April 17, 1997, the Company received a $200,000 loan from its stockholders to fund its short-term working capital needs and is proceeding with its merger with Boca Raton Capital Corp., a publicly traded "shell" company with in excess of $400,000 in liquid assets (See Note 12). Management believes that these actions will enable the Company to continue as a going concern. The Company's continued existence is dependent upon its ability to achieve and maintain positive cash flow.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Inventories

         Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method (FIFO).

         Property and Equipment

         Property and equipment is carried at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, ranging from five to seven years.

         Leasehold improvements and property held under capital leases are amortized over the lesser of the lease term or the useful life of the property.

                            CLEAN ROOM PRODUCTS, INC.

                          NOTES TO FINANCIAL STATEMENTS
               (INFORMATION WITH RESPECT TO THE SIX MONTHS ENDED
                      JUNE 30, 1997 AND 1996 IS UNAUDITED)



NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

         Asset Impairment

         The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," effective January 1, 1996. SFAS No. 121 requires impairment losses to be recognized on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. There was no effect on the financial statements of the adoption of SFAS No. 121.

         Revenue Recognition

         Revenue related to the distribution of products is recognized at the time of title transfer, which occurs at the time of shipment.

         Revenue from the design and construction of clean rooms is recognized on the percentage-of-completion method, measured by the percentage of contract costs incurred to estimated total contract costs for each contract. This method is used because management considers it to be the best available measure of progress on these contracts. Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation and amortization costs. Selling, general and administrative costs are charged to expense as incurred.

         Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlement may result in revisions to costs and income and are recognized in the period in which the revisions are determined. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

         The liability "billings in excess of costs and estimated earnings on uncompleted contracts", represents billings in excess of revenue recognized.

         Income Taxes

         The Company is an S Corporation for Federal and New York State tax purposes. Accordingly, the current taxable income (loss) of the Company is taxable to its stockholders, who are responsible for the payment of income taxes or benefits thereon.

         Statements of Cash Flows

         For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

                            CLEAN ROOM PRODUCTS, INC.

                          NOTES TO FINANCIAL STATEMENTS
               (INFORMATION WITH RESPECT TO THE SIX MONTHS ENDED
                      JUNE 30, 1997 AND 1996 IS UNAUDITED)



NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

         Interim Periods

         The financial statements for the six months ended June 30, 1997 and 1996 are unaudited but, in the opinion of management, include all adjustments, consisting of only normal recurring adjustments necessary for the fair presentation of financial position and results of operations. Results for the interim periods are not necessarily indicative of the results for a full year.

NOTE 2 -  INVENTORIES

         Inventories consist of the following:

                                                                                 December 31,             June 30,
                                                                                    1996                     1997
                                                                                    ----                     ----
         Raw materials                                                           $  615,667              $  521,455
         Finished goods                                                             497,496                 407,450
                                                                                 ----------              ----------
                                                                                 $1,113,163              $  928,905
                                                                                 ==========              ==========

NOTE 3 -  PROPERTY AND EQUIPMENT

         Property and equipment consists of the following:

                                                                                 December 31,             June 30,
                                                                                     1996                   1997
                                                                                     ----                   ----
         Leasehold improvements                                                  $1,087,937              $1,098,941
         Office and lab equipment                                                   680,299                 596,486
         Machinery                                                                  507,069                 271,054
         Automobiles                                                                 12,807                    -
         Property under capital leases:
           Manufacturing, warehouse, and
             office facility                                                      3,887,944               3,887,944
           Machinery                                                                130,223                 130,223
                                                                                 ----------              ----------
                                                                                  6,306,279               5,984,648
         Less: accumulated depreciation and
                   amortization (a)                                               3,690,951               3,561,745
                                                                                 ----------              ----------
                                                                                 $2,615,328              $2,422,903
                                                                                 ==========              ==========

         (a) Includes $2,378,194 and $2,486,962 of accumulated amortization on property held under capital leases at December 31, 1996 and June 30, 1997, respectively.

NOTE 4 -  DUE FROM STOCKHOLDER

         Loans to the Company's stockholders had no specified repayment date and bore interest at 8% per annum. In 1996, the stockholder loan was converted into a promissory note in the amount of $196,366 with principal and interest payable in full thirty six months from the date of closing of the merger transaction discussed in Note 12.

         The Company recorded $15,875, $17,518, $8,311, and $9,611 of interest income on these loans for the years ended December 31, 1996 and 1995 and the six months ended June 30, 1997 and 1996, respectively.

                              CLEAN ROOM PRODUCTS, INC.

                            NOTES TO FINANCIAL STATEMENTS
                  (INFORMATION WITH RESPECT TO THE SIX MONTHS ENDED
                        JUNE 30, 1997 AND 1996 IS UNAUDITED)



NOTE 5 -  INVESTMENT IN LIMITED PARTNERSHIP

         The Company has a 95% limited partnership interest in a limited partnership which has been fully written-off due to losses recorded in prior years under the equity method of accounting. As of December 31, 1996, the Company had a negative capital account in this limited partnership, for tax purposes, of $1,032,891. The Company is not liable for any further contributions to the limited partnership, which owns and operates a low-income apartment complex located in Kentucky. The carrying value of this investment will be adjusted in subsequent years only in the event that future net income of the limited partnership, less any distributions, exceeds the Company's negative capital account.

NOTE 6 - BILLINGS IN EXCESS OF COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

         Costs and estimated earnings on uncompleted contracts consists of the following:

                                                                                 December 31,             June 30,
                                                                                     1996                   1997
                                                                                     ----                   ----
         Billings to date                                                        $1,900,617              $  602,271
                                                                                 ----------              ----------
         Costs incurred on uncompleted contracts                                  1,003,901                  60,081
         Estimated earnings recognized to date                                      327,413                  13,940
                                                                                 ----------              ----------
                                                                                  1,331,314                  74,021
                                                                                 ----------              ----------
         Billings in excess of costs and estimated
           earnings on uncompleted contracts                                     $  569,303              $  528,250
                                                                                 ==========              ==========

NOTE 7 -  LOANS PAYABLE

         The Company had a line of credit with a bank that expired in April 1995. Borrowings bore interest at the bank's prime rate plus 1.5 %. In May 1995, the bank agreed to extend the maturity date to June 30, 1995. As part of the extension agreement, the interest rate was modified to equal the bank's prime rate plus 2.5% and increased to the bank's prime rate plus 3% subsequent to June 30, 1995. Certain stockholders personally guaranteed the line of credit.

                            CLEAN ROOM PRODUCTS, INC.

                          NOTES TO FINANCIAL STATEMENTS
               (INFORMATION WITH RESPECT TO THE SIX MONTHS ENDED
                      JUNE 30, 1997 AND 1996 IS UNAUDITED)



NOTE 7 -  LOANS PAYABLE (CON'T)

         In October 1995, the Company refinanced the above Stock referenced line of credit with a new financial institution (the "New Credit Facility"). The New Credit Facility had provided for maximum borrowings of $1,500,000 which would be available for advances against eligible accounts receivable, as defined, at the rate of 90%. Advances bore a finance fee at the rate of .9% per ten (10) day period each accounts receivable invoice remained outstanding based on the face value of the invoice. On December 22, 1995, the Company entered into a new two year financing agreement with the same financial institution to replace the $1,500,000 credit facility discussed above, for advances to be made at the lesser of $2,000,000 or 85% of eligible accounts receivable, as defined. Advances bear interest at 3.5% above the prime rate (8.25% at December 31, 1996 and 8.5% at June 30, 1997) plus an administrative fee of .4% on the average daily outstanding balance for the immediately preceding month, with a total minimum monthly fee payable of $10,000. This agreement provides for, among other things, a security interest in substantially all of the Company's assets, maintenance of minimum levels of net worth, limitations on loans to officers, stockholders, directors or affiliates, payments of cash dividends, and is guaranteed by the Company's stockholders. At December 31, 1996 and June 30,
         1997, the Company was in violation of certain of the covenants.

         Additionally, the same financial institution provided the Company with a $275,000 credit facility (the "Inventory Facility"). Maximum borrowings are based upon eligible inventory, as defined. This facility bears interest at 3.5% above the prime rate, with monthly principal payments commencing July 1, 1997 of $5,500 with a balloon payment for the residual amount in December 1997. At December 31, 1996 and June 30, 1997, the Company had outstanding amounts of $275,000 under the Inventory Facility. The Company also borrowed $275,000 under an accommodation note from this same financial institution. The accommodation note matures in December 1997, is payable in monthly installments of $7,401 with a balloon payment of $180,721, and bears interest at 3.5% above the prime rate plus an administrative fee of .4% on the average daily balance outstanding of the immediately preceding month.

         In conjunction with the October 1995 refinancing, the Company's former bank agreed to reduce the principal amount outstanding under the line of credit by $75,000. The balance of the loan was repaid. In fiscal 1995, the Company recognized $73,668 of income as an extraordinary item resulting from this modification.

NOTE 8 -  LEASES

         The Company occupies a manufacturing, warehouse, and office facility which it subleases from a former stockholder. The former stockholder leases the facility from an industrial development agency under an agreement dated December 1, 1984. The former stockholder has the option to purchase the facility for $1 upon retirement of the $3,500,000 of Industrial Development Revenue Bonds ("IRB") issued to finance the facility construction.

                              CLEAN ROOM PRODUCTS, INC.

                            NOTES TO FINANCIAL STATEMENTS
                  (INFORMATION WITH RESPECT TO THE SIX MONTHS ENDED
                        JUNE 30, 1997 AND 1996 IS UNAUDITED)



NOTE 8 -  LEASES (CONT'D)

         The Company's sublease terminates upon retirement of the IRB, but contains a provision requiring it to enter into a new lease agreement at that time, through November 30, 2004, with identical terms as the sublease agreement. The sublease agreement, as amended October 21, 1991, requires the Company to pay monthly rent of $33,520 for five years, after which time rents are to be adjusted annually to fair rental value. The sublease has been capitalized at the present value of the minimum lease payments, which approximates the portion of the cost of the facility that was financed with the IRB. The sublease contains certain financial and technical covenants. At December 31, 1996 and June 30, 1997, the Company was in default of certain of these covenants.

         The Company has guaranteed the IRB, which has an unpaid balance of approximately $1,143,000 as of December 31, 1996 and $1,051,000 at June 30, 1997. At December 31, 1996 and June 30, 1997 the former stockholder was in default of the IRB and an action has been brought against the Company by the holder of the IRB to enforce the guarantee against the Company. Accordingly, the guaranteed portion of the lease has been classified as a current liability.

         In 1994, the Company and the former stockholder amended the sublease to reduce the monthly minimum rental payments from $33,520 as follows:

                 May 1, 1994 to February 28, 1995                                                $  25,125
                 March 1, 1995 to December 1, 1995                                               $  30,708
                 January 1, 1996 to October 20, 1996                                             $  27,916

                 Thereafter the monthly minimum payments
                 shall be at fair rental value, in no
                 event less than the IRB's debt service payment ($15,350 plus interest).

         In fiscal 1995 and 1996 and continuing into 1997, the Company has been in arrears on this lease. Accordingly, the rental payment terms to be established as of October 20, 1996 have not yet been established.

         The present value of the remaining future minimum lease payments and the carrying value of the manufacturing, warehouse, and office facility were reduced by approximately $480,000 based on the above-mentioned amendment and using the rental payment in effect at January 1, 1996 for the remainder of the term of the lease.

         The Company also has capital and operating leases for machinery and equipment and automobiles with various dates of expiration through January 2001.

                            CLEAN ROOM PRODUCTS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                (INFORMATION WITH RESPECT TO THE SIX MONTHS ENDED
                      JUNE 30, 1997 AND 1996 IS UNAUDITED)



NOTE 8 -  LEASES (CONT'D)

         Future minimum payments, by year and in the aggregate, under the capital and operating leases are as follows:

                                                                         Capitalized              Operating
                                                                            Leases                 Leases
                                                                            ------                 ------
             December 31,
                 1997                                                    $  470,503               $ 50,119
                 1998                                                       386,753                 25,124
                 1999                                                       356,700                 18,138
                 2000                                                       343,575                 10,928
                 2001                                                       335,352                  5,846
                 Thereafter                                               1,005,000                   -
                                                                         ----------               --------

                 Total minimum lease payments                             2,897,883               $110,155
                                                                                                  ========

                 Less: amount representing
                    interest                                                766,798
                                                                         ----------

                 Present value of net minimum
                  lease payments                                         $2,131,085
                                                                         ----------

                 Current portion                                         $1,406,338
                                                                         ==========

                 Long-term portion                                       $  724,747
                                                                         ==========

         Rent expense was $70,739, $66,313, $29,754, and $49,202 for the years ended December 31, 1996 and 1995 and the six months ended June 30, 1997 and 1996, respectively.

NOTE 9 - EMPLOYEE BENEFIT PLANS

a) The Company provided an employee with supplemental retirement and disability benefits. These benefits are unfunded by the Company. At December 31, 1996 and June 30, 1997 the Company has a liability of $234,630 representing the present value of the obligation using a 7% discount rate. In 1996, the Company fell into arrears on the payments of this liability. (See Note 14)

         Future minimum payments, by year and in the aggregate, are as follows:

             December 31,
              1997                                                      $ 76,991
              1998                                                        44,400
              1999                                                        44,400
              2000                                                        44,400
              2001                                                        44,400
              Thereafter                                                  33,300
                                                                        --------

             Total minimum payments                                      287,891
             Less:  amount representing interest                          53,261
                                                                        --------

             Present value of minimum payments                          $234,630
                                                                        ========

             Current portion                                            $ 76,991
                                                                        ========

             Long-term portion                                          $157,639
                                                                        ========

                              CLEAN ROOM PRODUCTS, INC.

                            NOTES TO FINANCIAL STATEMENTS
                  (INFORMATION WITH RESPECT TO THE SIX MONTHS ENDED
                        JUNE 30, 1997 AND 1996 IS UNAUDITED)



NOTE 9 - EMPLOYEE BENEFIT PLANS (CONT'D)

b) The Company's profit sharing plan, a qualified salary reduction plan under Section 401(k) of the Internal Revenue Code, covers substantially all employees. The Company, at the discretion of the Board of Directors, may match a portion of the employees' contributions to the plan. Employer contributions to the employee 401(k) savings and profit sharing plan were $33,674, $38,027, $13,743, and $22,600, for the years ended December 31, 1996 and 1995 and the six months ended June 30, 1997 and 1996, respectively.

NOTE 10 - FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying value of financial instruments classified as current assets or liabilities approximated fair value at December 31, 1996 and June 30, 1997 due to the short-term maturity of these instruments. The carrying value of long-term receivable from stockholder approximated fair value at December 31, 1996 and June 1997.

NOTE 11 - COMMITMENTS AND CONTINGENCIES

         Guarantees of Stockholders' Debts

         The Company has provided financial guarantees on debt obligations of two of its stockholders to the Company's former stockholder aggregating approximately $25,000 as of December 31, 1996. Expiration dates of these guarantees extended through 1997. The guarantees are not secured. The Company's exposure to credit loss in the event of non-performance by the other parties to these financial guarantees is represented by the contractual amounts. At March 31, 1997, the debt obligations to the Company's former stockholder have been satisfied.

         Stockholders' Agreement

         The Company is contingently liable under an agreement with its stockholders to redeem all or a portion of their common stock, in the event that the remaining stockholders decline to purchase such stock when offered. The purchase price of the common shares is based on either a bona-fide offer from a third party or book value, adjusted as specified in the agreement.

         Financial Instruments and Credit Risk

         Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of trade accounts receivable. Concentration of credit risk with respect to such receivables is limited due to generally short payment terms and their dispersion across geographic areas.

                              CLEAN ROOM PRODUCTS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                  (INFORMATION WITH RESPECT TO THE SIX MONTHS ENDED
                        JUNE 30, 1997 AND 1996 IS UNAUDITED)



NOTE 12 - MERGER AGREEMENT

a) In September 1996, the Company entered into a consulting agreement with an investment banking firm for financial and investment banking services relating to its proposed merger discussed below. The Company has agreed to pay its investment advisors a fee of $50,000 and 250,000 shares of common stock of the Company upon the consummation of the proposed merger agreement.

b) In December 1996, the Company entered into an agreement and plan of merger with Boca Raton Capital Corp. ("Boca"), a publicly held company searching for a merger with an operating company, subject to the completion of due diligence procedures, the receipt of certain waiver on defaults of indebtedness (See Notes 7 and 8), and Boca shareholder approval. Under the agreement, Boca will issue to the Company's stockholders approximately 80% of its common stock. For financial reporting purposes the merger will be treated as a capital transaction, equivalent to the issuance of common stock by the Company for the net monetary assets of Boca, accompanied by a recapitalization of the Company. In connection with the execution of the merger agreement, Boca advanced the Company $350,000 which was due to be repaid on April 30, 1997 bearing interest at the prime rate plus 1%. The loan is guaranteed by the Company's stockholders. At June 30, 1997, the loan was not repaid and the Company is currently in negotiations to extend the maturity date of this note.

NOTE 13 - SUPPLEMENTAL CASH FLOW INFORMATION

a)       Supplemental disclosure of cash flow information:

                                                              December 31,                            June 30,
                                                           --------------------                    --------------
                                                           1996            1995                    1997      1996
                                                           ----            ----                    ----      ----
                 Payments for interest                   $453,555        $410,781                $243,244  $246,784

b)       Supplemental disclosure of non-cash financing and investing activities:

         In 1996, capital lease obligations of $105,270 were incurred when the Company entered into leases for new equipment.

         In 1995, a capital lease obligation of $24,953 was incurred when the Company entered into a lease for new equipment.


NOTE 14 - LITIGATION

a) In February 1997, an action was brought against the Company for breach of contract related to certain supplemental and disability benefits (See Note 9) in an amount of $200,000 plus interest. The Company believes that it has defenses to these claims. The full amount of the liability has been provided for in the financial statements in previous years.

b) An action was brought against the Company by a former lender who had made a loan to the Company in 1993 and was repaid in full in 1995 who alleged that he was entitled to a certain percentage of the Company's equity as part of the loan. This individual is related to the Company's investment banking firm (See Note 12(a)). In 1995, the Company had provided $50,000 for the estimated settlement of this matter. In March 1997, this matter was settled by the Company agreeing to the issuance of shares of the Company's common stock valued at $188,000. Accordingly, $138,000 was charged to expense in 1996.

                            CLEAN ROOM PRODUCTS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                (INFORMATION WITH RESPECT TO THE SIX MONTHS ENDED
                       JUNE 30, 1997 AND 1996 IS UNAUDITED)


NOTE 15 - SUBSEQUENT EVENT

         On April 17, 1997, the Company borrowed $200,000 from its stockholders which is due to be repaid on May 17, 1998. This loan bears interest at 10% per annum.

                          CLEAN ROOM PRODUCTS, INC. AND
                         BOCA RATON CAPITAL CORPORATION

           INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

         Under the terms of the Merger Agreement, BRCC will issue at the Closing a total of 4,501,080 shares of Boca Common Stock for all outstanding common shares of CRP, including the shares to be issued to Dan Purjes. Since the Merger will result in both a change in the majority equity ownership and management of Boca and the cessation of Boca's present business, the Merger will be treated as a "purchase" of Boca by CRP for accounting and financial reporting purposes. Under this method of accounting, CRP will reflect in the combined financial statements the assets and liabilities of Boca at their book value and will not combine the historical earnings of Boca with those of CRP.

         The following pro forma financial data gives effect to the following transactions as if such transactions had occurred at the beginning of each period for which operating data is presented and as of the dates for which balance sheet data is presented:

         (i) the conversion of all the outstanding shares of CRP Common Stock (including the stock issued to Purjes in settlement of the Purjes litigation) for an aggregate of 4,501,080 shares of Boca Common Stock,

         (ii) the recognition of deferred taxes upon termination of CRP's S Corporation election.

         The pro forma balance sheet combines the balance sheet of CRP as of June 30, 1997 with the balance sheet of Boca as of June 30, 1997. The pro forma statements of operations combine the statement of operations of CRP for the year ended December 31, 1996 with the statement of operations of Boca for the year ended December 31, 1996 and the statement of operations of CRP for the six months ended June 30, 1997 with the statement of operations of Boca for the six months ended June 30, 1997.

         The pro forma balance sheet and statement of operations may not be indicative of the results that actually would have been achieved if the Merger had been in effect as of the dates and for the periods indicated or which may be obtained in the future. The pro forma statements should be read in conjunction with the financial statements of CRP and Boca contained elsewhere herein.

                            CLEAN ROOM PRODUCTS, INC.
                         BOCA RATON CAPITAL CORPORATION
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)


(1) Represents the issuance of common stock by CRP in settlement of the Purjes litigation.

(2)      Represents adjustments to the equity accounts of the combined entity.

(3)      Represents the reclassification of the historical earnings of Boca.

(4)      Represents the elimination of intercompany loan.

(5) Represents the recognition of deferred taxes for the effect of cumulative temporary differences upon termination of CRP's S corporation election.

(6)      Represents the elimination of intercompany income.

(7)      Represents the elimination of non-recurring investment income.

CLEAN ROOM PRODUCTS, INC. AND BOCA RATON CAPITAL CORPORATION
PRO FORMA  BALANCE SHEET
JUNE 30, 1997
(UNAUDITED)


                                                                                              PRO FORMA              PRO FORMA
                                                               BOCA            CRP           ADJUSTMENTS              BALANCE
                                                               ----            ---           -----------              -------
ASSETS
CASH                                                          $301,171         $4,226                                 $305,397
NOTE RECEIVABLE                                                366,000              0       (366,000)(4)                     0
ACCOUNTS RECEIVABLE LESS ALLOWANCE OF $10,000                        0      1,390,526                                1,390,526
INVENTORY                                                            0        928,905                                  928,905
PREPAID EXPENSES                                                28,000         86,097                                  114,097
                                                            ----------------------------------------               -----------
TOTAL CURRENT                                                  695,171      2,409,754       (366,000)                2,738,925
                                                            ----------------------------------------               -----------
PROPERTY & EQUIP- NET                                                0      2,422,903                                2,422,903

DUE FROM STOCKHOLDER                                                 0        212,664                                  212,664

DEPOSITS AND OTHER                                                   0         36,408                                   36,408
                                                            ----------------------------------------               -----------
TOTAL ASSETS                                                  $695,171     $5,081,729      ($366,000)               $5,410,900
                                                            ----------------------------------------               -----------
LIABILITIES
ACCOUNTS PAYABLE                                               $90,837     $1,848,989         $1,986 (4)            $1,941,812
LOANS PAYABLE                                                        0      1,068,075                                1,068,075
NOTE PAYABLE                                                         0        367,986       (367,986)(4)                     0
LOAN PAYABLE STOCKHOLDERS                                            0        204,111                                  204,111
BILLINGS IN EXCESS OF COSTS                                          0        528,250                                  528,250
DEFERRED INCOME TAXES PAYABLE                                        0              0        370,000 (5)               370,000
ACCRUED EXPENSES                                                     0      1,001,127       (188,000)(1)               813,127
CURRENT PORTION OF CAPITAL LEASES                                    0      1,347,314                                1,347,314
EMPLOYEE BENEFIT OBLIGATION                                          0         98,086                                   98,086
                                                            ----------------------------------------               -----------
TOTAL CURRENT LIABILITIES                                       90,837      6,463,938       (184,000)                6,370,775

CAPITAL LEASES, LESS CURRENT PORTION                                 0        632,755                                  632,755

EMPLOYEE BENEFIT OBLIGATION, LESS CURRENT PORTION                    0        136,544                                  136,544
                                                            ----------------------------------------               -----------
TOTAL LIABILITIES                                               90,837      7,233,237       (184,000)                7,140,074
                                                            ----------------------------------------               -----------
STOCKHOLDERS' EQUITY (DEFICIT)
COMMON STOCK                                                     1,125          1,100          3,401 (1)(2)              5,626
ADDITIONAL PAID-IN CAPITAL                                   4,002,936         65,949     (3,117,284)(1)(2)(3)         951,601
DEFICIT                                                     (3,399,727)    (2,218,557)     2,931,883 (3)(5)         (2,686,401)
                                                            ----------------------------------------               -----------
TOTAL STOCKHOLDERS'  EQUITY (DEFICIT)                          604,334     (2,151,508)      (182,000)               (1,729,174)
                                                            ----------------------------------------               -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)          $695,171     $5,081,729      ($366,000)               $5,410,900
                                                            ----------------------------------------               -----------

CLEAN ROOM PRODUCTS, INC. AND BOCA RATON CAPITAL CORPORATION
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
(UNAUDITED)

                                                                           PRO FORMA        PRO FORMA
                                              BOCA            CRP         ADJUSTMENTS        BALANCE
                                          ----------------------------------------------   ------------
NET SALES                                 $         0    $ 12,254,173                      $ 12,254,173
COST OF SALES                                       0       9,027,475                         9,027,475
                                          ----------------------------------------------   ------------
GROSS PROFIT                                        0       3,226,698                         3,226,698
                                          ----------------------------------------------   ------------
OPERATING EXPENSES:
SELLING AND SHIPPING                                0       1,117,930                         1,117,930
GENERAL AND ADMINISTRATIVE                    420,747       2,332,079                         2,752,826
                                          ----------------------------------------------   ------------
         TOTAL OPERATING EXPENSES             420,747       3,450,009                         3,870,756
                                          ----------------------------------------------   ------------
OPERATING (LOSS)                             (420,747)       (223,311)                         (644,058)
                                          ----------------------------------------------   ------------
OTHER INCOME (EXPENSE):
INTEREST EXPENSE                               (2,937)       (476,660)                         (479,597)
INTEREST AND DIVIDEND INCOME                   36,637          15,834                            52,471
NET REALIZED GAIN ON INVESTMENTS            1,244,374               0     (1,244,374)(7)              0
NET DECREASE IN UNREALIZED APPRECIATION
OF INVESTMENTS                             (1,088,750)              0      1,088,750(7)               0
WRITE OFF OF FIXED ASSETS                           0         (45,915)                          (45,915)
OTHER                                               0        (124,951)                         (124,951)
                                          ----------------------------------------------   ------------
TOTAL OTHER INCOME (EXPENSE)                  189,324        (631,692)      (155,624)(7)       (597,992)
                                          ----------------------------------------------   ------------
NET (LOSS) BEFORE INCOME TAXES AND
EXTRAORDINARY ITEM                           (231,423)       (855,003)      (155,624)(7)     (1,242,050)
PROVISION FOR INCOME TAXES:
DEFERRED INCOME TAXES                               0               0        370,000(5)         370,000
                                          ----------------------------------------------   ------------
NET (LOSS) BEFORE EXTRAORDINARY ITEM         (231,423)       (855,003)      (525,624)        (1,612,050)
EXTRAORDINARY ITEM:
GAIN ON EXTINGUISHMENT OF DEBT                278,026               0              0            278,026
                                          ----------------------------------------------   ------------
NET INCOME (LOSS)                         $    46,603    $   (855,003)    $ (525,624)      $ (1,334,024)
                                          ==============================================   ============
NET INCOME (LOSS) PER SHARE
    EXTRAORDINARY ITEM                                                                     $        .05
    CONTINUING OPERATIONS                                                                          (.29)
                                                                                                    ---
                                                                                           $       (.24)
WEIGHTED AVERAGE NUMBER OF SHARES                                                                   ===
OUTSTANDING                                                                                   5,626,350
                                                                                           ============

CLEAN ROOM PRODUCTS, INC. AND BOCA RATON CAPITAL CORPORATION
PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30,1997
(UNAUDITED)

                                                                                             PRO FORMA           PRO FORMA
                                                                   BOCA          CRP         ADJUSTMENTS          BALANCE
                                                                   ----          ---         -----------          -------
NET SALES                                                             $0     $5,754,994                          $5,754,994


COST OF SALES                                                          0      4,650,549                           4,650,549
                                                               ---------------------------------------          -----------

GROSS PROFIT                                                           0      1,104,445                           1,104,445
                                                               ---------------------------------------          -----------

OPERATING EXPENSES:

SELLING AND SHIPPING                                                   0        521,160                             521,160
GENERAL AND ADMINISTRATIVE                                       206,336      1,053,148                           1,259,484
                                                               ---------------------------------------          -----------
       TOTAL OPERATING EXPENSES                                  206,336      1,574,308                           1,780,644
                                                               ---------------------------------------          -----------

OPERATING (LOSS)                                                (206,336)      (469,863)                           (676,199)
                                                               ---------------------------------------          -----------

OTHER INCOME (EXPENSE):

INTEREST EXPENSE                                                       0       (249,366)        17,986 (6)         (231,380)
INTEREST AND DIVIDEND INCOME                                      19,912          8,312        (17,986)(6)           10,238
OTHER                                                                  0         44,311                              44,311
                                                               ---------------------------------------          -----------

TOTAL OTHER INCOME (EXPENSE)                                      19,912       (196,743)             0             (176,831)
                                                               ---------------------------------------          -----------
LOSS BEFORE INCOME TAXES                                        (186,424)      (666,606)             0             (853,030)
                                                               ---------------------------------------          -----------
PROVISION FOR INCOME TAXES:

DEFERRED INCOME TAXES                                                  0              0        370,000 (5)          370,000
                                                               ---------------------------------------          -----------

NET (LOSS)                                                     ($186,424)     ($666,606)     ($370,000)         ($1,223,030)
                                                               =======================================          ===========



NET LOSS  PER SHARE                                                                                                  ($0.22)
                                                                                                                ===========

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING                                                                     5,626,350
                                                                                                                ===========

                                                                      APPENDIX I


                  "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, or, if said Rule 12b-2 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to said Rule 12b-2 as in effect on the filing date of these Amended and Restated Articles of Incorporation.

                  "Beneficial Ownership" shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to said Rule 13d-3 as in effect on the filing date of these Amended and Restated Articles of Incorporation; provided, however, that a Person shall, in any event, also be deemed the "Beneficial Owner" of any Voting Stock:

         (1) which such Person or any of its Affiliates or Associates Beneficially Owns, directly or indirectly; or

                  (2) which such Person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the Beneficial Owner of any shares solely by reason of an agreement, contract, or other arrangement with this Corporation to effect any transaction which is described in any one or more of clauses of Section 1 of Article VII) or upon the exercise of conversation rights, exchange rights, warrants, or options or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the Beneficial Owner of any shares solely by reason of a recoverable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such Affiliate or Associate is otherwise deemed the Beneficial Owner); or

                  (3) which are Beneficially Owned, directly or indirectly, by any other Person with which such first-mentioned Person or any of its Affiliates or Associates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this Corporation.

                  Notwithstanding any of the foregoing to the contrary, (i) no director or officer of this Corporation (or any Affiliate or Associate of any such director or officer) shall, solely by reason of any or all of such directors or officers acting in their capacities as such, be deemed, for any purposes hereof, to Beneficially Own any Voting Stock Beneficially Owned by any other such director or officer (or any Affiliate or Associate thereof), and (ii) neither any employee stock ownership or similar plan of this Corporation or any subsidiary of this Corporation nor any trustee with respect thereto (or any Affiliate of such trustee) shall, solely by reason of such capacity of such trustee, be deemed, for any purposes hereof, to Beneficially Own any Voting Stock held under any such plan. For purposes of computing the percentage of Beneficial Ownership of Voting Stock of a Person, the outstanding Voting

Stock shall include shares deemed owned by such Person through application of this subsection, but shall not include any other Voting Stock which may be issuable by this Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Voting Stock shall include only Voting Stock then outstanding and shall not include any Voting Stock which may be issuable by this Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options or otherwise.

                  "Interested Shareholder" shall mean any person (other than the Corporation, any Subsidiary thereof or Gary O. Marino, none of whom shall be an Interested Shareholder for purposes of these Amended and Restated Articles of Incorporation) who or which:

                  (1) is the Beneficial Owner, directly or indirectly, of more than 10% of the voting power of the outstanding Voting Stock; or

                  (2) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of 10% or more of the voting power of the then outstanding Voting Stock; or

                  (3) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question Beneficially Owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

                  "Person" shall include an individual, a group acting in concert, a corporation, a partnership, an association, a joint venture, a pool, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate or any other group formed for the purpose of acquiring, holding or disposing of securities.

                  "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation.

                  "Voting Stock" means any issued and outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors; provided, however, that for the purpose of determining whether a person is an Interested Shareholder pursuant to Paragraph G of this Section 3, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of Paragraph B of this Section 3 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                                                                     APPENDIX II


         607.1301 DISSENTER'S RIGHTS; DEFINITIONS.--The following definitions apply to ss. 607.1302 and 607.1320:

         (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

         (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

         (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

         607.1302 RIGHT OF SHAREHOLDERS TO DISSENT.--(1) Any shareholder has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party:
         1.       If the shareholder is entitled to vote on the merger, or

         2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

         (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

         (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

         (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

         (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

         1. Altering or abolishing any preemptive rights attached to any of his shares;

         2. Altering or abolishing the voting rights pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

         3. Effecting an exchange, cancellation, or reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

         4. Reducing the stated redemption price of any of his redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;

         5. Making noncumulative, in whole or in part, dividends of any of his preferred shares which had theretofore been cumulative;

         6. Reducing the stated dividend preference of any of his preferred shares; or

         7. Reducing any stated preferential amount payable on any of his preferred shares upon voluntary or involuntary liquidation; or

         (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

         (2) A shareholder dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.

         (3) A shareholder may dissent as to less than all the shares registered in his name. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

         (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

         (5) A shareholder entitled to dissent and obtain payment for his shares under this section may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation. (Last amended by Ch. 94-327, L. '94, eff. 6-2-94.)

         607.1320 PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS.--(1)(a) If a proposed corporate action creating dissenters' rights under s. 607.1320 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

         1. Deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and

         2. Not vote his shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

         (b) If proposed corporate action creating dissenters' rights under s.
607.1302 is effectuated by written consent without a meeting, the corporation shall delivery a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

         (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph
(1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented to writing to, the proposed action.

         (3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

         (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the filing of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

         (a)      Such demand is withdrawn as provided in this section;

         (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

         (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

         (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

         (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

         (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

         (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

         (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have an interest in such shares.

         (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

         (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

         (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

         (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation. (Last amended by Ch. 93-281, L. '93, eff. 5-15-93.)

                                                                    APPENDIX III

              [LETTERHEAD OF SPENCER TRASK SECURITIES INCORPORATED]


July 14, 1997

Boca Raton Capital Corporation
6516 Via Rosa
Boca Raton, FL 33433
Attention:  Board of Directors

Gentlemen:

You have asked for the opinion of Spencer Trask Securities, Inc. ("Spencer Trask") as to the fairness, from a financial point of view, to the stockholders of Boca Raton Capital Corporation (the "Company") of the terms of the Amended and Restated Agreement and Plan of Merger and Reorganization dated as of March 26, 1997 (the "Merger Agreement") between Boca Raton Capital Corp., CRP Acquisition Corp. and Clean Room Products, Inc. ("CRP" or "Clean Room Products").

In arriving at our opinion, we have reviewed such business records of the Company and CRP as we considered relevant and necessary for purpose of our opinion, including but not limited to the following:

Regarding the Company:

   1. Amended and Restated Agreement and Plan of Merger and Reorganization dated as of March 26, 1997, including related Exhibits, among the Company, CRP Acquisition Corp. and Clean Room Products, Inc.
   2.    Form 1O-KSB reports for the fiscal years ended December 31, 1995 and
         1996
   3.    Form 1O-QSB reports for the period ended March 31, 1997.
   4.    News reports as per Bloomberg Information Services.
   5.    Stock issuance and trading history

Regarding Clean Room Products:

   1. Audited financial statements for the years ended December 31, 1993, 1994, 1995 and 1996
   2. Unaudited financial statements for the three months ended March 31, 1996 and 1997
   3.    Business plan prepared by management
   4.    Internal management-prepared budgeted income statements
   5.    Intellectual property, including U.S. Patent No. 5,536,356
   6.    Order backlog
   7.    Asset schedules
   8.    Product literature
   9.    Distribution agreement with VWR Scientific, Inc.
   10.   Published articles relating to CRP and the industries to which it sells


                                      III-1

In addition, we have visited the CRP's facilities in Ronkonkoma, New York and have discussed with management the current status of and outlook for CRP's operating results, assets and liabilities; industry conditions and outlook; material contained in the foregoing documents; and other matters we considered relevant to our inquiry.

We have considered certain financial data of the CRP and compared that data with similar data for publicly-held companies in businesses similar to that of CRP. Also considered have been the financial terms of certain acquisitions involving publicly held companies engaged in businesses somewhat similar to the Company. We also conducted other financial studies and analyses as we deemed appropriate for purposes of this opinion.

In our review and in arriving at our opinion we have not independently verified any of the foregoing information and have relied upon its being complete and accurate in all material aspects, and we have not made an independent appraisal of specific properties or other assets of CRP. Our opinion is provided solely for your benefit in connection with the Merger Agreement, according to the terms of our engagement letter dated October 18, 1996.

Spencer Trask Securities, Inc., as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with private placements, mergers and acquisitions, and valuations for estate, corporate and other purposes. Spencer Trask is being paid a fee for rendering this opinion and performing related valuation analyses, which fee is not contingent upon its conclusions.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the terms of the Amended and Restated Agreement and Plan of Merger and Reorganization dated as of March 26, 1997 among Boca Raton Capital Corporation, CRP Acquisition Corp. and Clean Room Products, Inc. are fair, from a financial point of view, to the stockholders of Boca Raton Capital Corporation.

Very truly yours,


SPENCER TRASK SECURITIES, INC.

By:      /s/ Roger Baumberger
         Roger K. Baumberger, CFA
         Managing Director - Corporate Finance


                                      III-2

                                                                     APPENDIX IV

================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 10-KSB

                 ANNUAL REPORT UNDER SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                         COMMISSION FILE NUMBER 0-16631
                         BOCA RATON CAPITAL CORPORATION
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

                 FLORIDA                                        59-2763089
(STATE OR OTHER JURISDICTION                                 (I.R.S. EMPLOYER
        OF INCORPORATION)                                    IDENTIFICATION NO.)

6516 VIA ROSA, BOCA RATON, FL                                     33433
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

         ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 750-2252

      SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE EXCHANGE ACT:

                                      NONE

      SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE EXCHANGE ACT:

                          COMMON STOCK, $.001 PAR VALUE

     CHECK WHETHER THE ISSUER (1) HAS FILED ALL REPORTS REQUIRED TO BE FILED BY
SECTION 13 OR 15(D) OF THE EXCHANGE ACT DURING THE PAST 12 MONTHS (OR FOR SUCH SHORTER PERIOD THAT THE ISSUER WAS REQUIRED TO FILE SUCH REPORTS), AND (2) HAS BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS. YES X NO

     CHECK IF THERE IS NO DISCLOSURE OF DELINQUENT FILERS IN RESPONSE TO ITEM 405 OF REGULATION S-B CONTAINED IN THIS FORM, AND NO DISCLOSURE WILL BE CONTAINED, TO THE BEST OF THE ISSUER'S KNOWLEDGE, IN DEFINITIVE PROXY OR INFORMATION STATEMENTS INCORPORATED BY REFERENCE IN PART III OF THIS FORM 10-KSB OR ANY AMENDMENT TO THIS FORM 10-KSB. [ X ]

     THE ISSUER'S REVENUES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 WERE APPROXIMATELY $192,200 WHICH CONSISTED OF APPROXIMATELY $36,600 IN TOTAL INVESTMENT INCOME AND APPROXIMATELY $155,600 IN NET UNREALIZED AND REALIZED GAIN ON INVESTMENTS.

     THE AGGREGATE MARKET VALUE OF THE VOTING STOCK HELD BY NON-AFFILIATES OF THE ISSUER AS OF MARCH 24, 1997 (COMPUTED BY REFERENCE TO THE AVERAGE BID AND ASKED PRICES OF ISSUER'S COMMON STOCK REPORTED ON THE OTC ELECTRONIC BULLETIN BOARD ON SUCH DATE) WAS $771,435. DIRECTORS AND OFFICERS AND TEN PERCENT OR GREATER SHAREHOLDERS ARE CONSIDERED AFFILIATES FOR PURPOSES OF THIS CALCULATION BUT SHOULD NOT NECESSARILY BE DEEMED AFFILIATES FOR ANY OTHER PURPOSE.

     THE NUMBER OF SHARES OUTSTANDING OF ISSUER'S COMMON STOCK AS OF MARCH 24, 1997 WAS 1,125,270.

       TRANSITIONAL SMALL BUSINESS DISCLOSURE FORMAT (CHECK ONE): YES__  NO X

================================================================================

                                      INDEX

                                                                                                       Page

                                     PART I
ITEM 1 - BUSINESS......................................................................................  1
ITEM 2 - PROPERTIES....................................................................................  4
ITEM 3 - LEGAL PROCEEDINGS.............................................................................  4
ITEM 4 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY
             HOLDERS...................................................................................  4



                                     PART II

ITEM 5 - MARKET FOR THE ISSUER'S COMMON EQUITY AND
             RELATED SHAREHOLDER MATTERS ..............................................................  5
ITEM 6 - MANAGEMENT'S DISCUSSION AND ANALYSIS..........................................................  7
ITEM 7 - FINANCIAL STATEMENTS..........................................................................  8
ITEM 8 - CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
             ON ACCOUNTING AND FINANCIAL DISCLOSURE....................................................  8

                                    PART III

ITEM 9 -  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND
              CONTROL PERSONS..........................................................................  9
ITEM 10 - EXECUTIVE COMPENSATION....................................................................... 12
ITEM 11 - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
              OWNERS AND MANAGEMENT.................................................................... 15
ITEM 12 - CERTAIN RELATIONSHIPS AND RELATED
                  TRANSACTIONS  ....................................................................... 17
ITEM 13 - EXHIBITS, LISTS AND REPORTS ON FORM 8-K...................................................... 18


                                     PART I

ITEM 1 - BUSINESS

GENERAL

     Boca Raton Capital Corporation (the "Company"), a Florida corporation, was organized in 1987. For the two years prior to December 22, 1995, the Company was a closed-end management investment company that had elected status as a business development company ("BDC") under the Investment Company Act of 1940, as amended ("1940 Act"). A BDC must be operated for the purpose of investing in the securities of certain eligible portfolio companies ("Eligible Portfolio Companies") and certain bankrupt or insolvent companies and making available significant managerial assistance ("Making Available Significant Managerial Assistance") to those investee companies ("Investee Companies") which are qualifying assets ("Qualifying Assets") (as such capitalized terms are defined in the 1940 Act).

     As a BDC, the Company although not subject to the provisions of the 1940 Act relating to registered investment companies was nonetheless subject to a number of provisions under the 1940 Act relating to BDC's. The Board of Directors of the Company unanimously determined at a meeting held on October 12, 1995, that it would be in the best interest of the Company and its shareholders to seek shareholder approval to withdraw the Company's election as a BDC in accordance with the 1940 Act.

     The Board determined that a withdrawal of election as a BDC was in the best interest of the Company because of the Company's then current financial and operational structure. Specifically, the Company held one portfolio security, RailAmerica, Inc. ("RailAmerica") common stock, and the balance of its investments were in cash or cash equivalents. RailAmerica is a diversified, publicly-held transportation holding company that among other things owns and develops short-line and regional freight railroads. Also, the Company's total assets as of September 30, 1995 were approximately $4.1 million. Because of the relative size of the Company's asset base to its ongoing expenses, the Board believed the shareholders' return on assets was not sufficient to continue operations as a BDC. The Board did not believe it was practical to attempt to raise additional capital for the Company and determined that the Company would best be suited for a merger with an operating company. Therefore, the Board authorized the solicitation of shareholder approval to effectuate the withdrawal at a Special Meeting of shareholders in lieu of the Annual Meeting ("1995 Special Meeting") held on December 15, 1995. At the 1995 Special Meeting, the shareholders approved the withdrawal of the Company's election of status as a BDC. The withdrawal became effective upon the Securities and Exchange Commission's (the "Commission") receipt of the Company's notification of withdrawal on December 22, 1995.

     On March 11, 1996, the Company paid a special cash distribution (the "Special Distribution") of $2.25 per share on each share of the Company's common stock ("Common Stock") outstanding of record on January 11, 1996. The Special Distribution was declared, by the Board of Directors, subject to shareholder approval, on January 11, 1996. The Company's shareholders approved the Special Distribution at a special meeting of shareholders (the "1996 Special Meeting") held on February 29, 1996.

     On May 15, 1996, the Company sold 375,000 shares of RailAmerica common stock which constituted all of the Company's remaining equity interest in RailAmerica for approximately $3.42 per share (aggregate of approximately $1,245,000 net proceeds). As of December 31, 1996, the Company's investments were comprised of cash and cash equivalents and a note receivable of $350,000.

PROPOSED MERGER

     On December 12, 1996, the Company entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with CRP Acquisition Corp., a New York corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and Clean Room Products, Inc., a New York Corporation ("CRP"). The Merger Agreement was subsequently amended by the parties thereto as of March 26, 1997. Subject to the terms and conditions of the Merger Agreement, as amended, Merger Sub shall be merged with and into CRP in accordance with New York law (the "Proposed Merger"). If the Proposed Merger is consummated, the separate existence of Merger Sub will cease and CRP, as the surviving corporation of the Proposed Merger (the "Surviving Corporation") shall, by virtue of the Proposed Merger, continue in existence under New York law as a wholly-owned subsidiary of the Company. Under the terms of the Merger Agreement, as amended, existing shareholders of the Company will retain an aggregate of 1,125,270 shares of the Company's Common Stock which is equivalent to 20% of the issued and outstanding shares of the Company's Common Stock after giving effect to the Proposed Merger or 30% of the issued and outstanding shares of the Company's Common Stock if the Escrowed Shares (as defined below) are cancelled as described below (assuming none of the Company's shareholders exercises their rights to dissent from approval of the Proposed Merger and excluding the 250,000 shares of the Company's Common Stock to be issued to Josephthal (as defined below) upon consummation or the Proposed Merger). The existing shareholders of CRP will receive an aggregate of 4,501,080 shares of the Company's Common Stock which is equivalent to 80% of the issued and outstanding shares of Common Stock of the Company after giving effect to the Proposed Merger (assuming none of the Company's shareholders exercises their rights to dissent from approval of the Proposed Merger and excluding the 250,000 shares of the Company's Common Stock to be issued to Josephthal upon consummation of the Proposed Merger); provided, however, that 1,875,750 shares of the Company's Common Stock to be issued to the existing CRP shareholders will be held in escrow (the "Escrowed Shares") until the earlier of (i) six (6) months after the Proposed Merger is consummated and
(ii) the date of consummation of a long-term financing which results in at least $1,500,000 in net proceeds to the Company or the Surviving Corporation. In the event that neither the Company nor the Surviving Corporation consummates a long term financing which results in at least $1,500,000 in net proceeds to such corporation within six (6) months of the closing of the Proposed Merger, the Escrowed Shares will be returned to the Company and cancelled. The Proposed Merger is subject to the satisfaction or waiver (if permissible) of certain conditions, including, but not limited to, the approval of the Company's shareholders. The Company intends to submit the Proposed Merger to the vote of the Company's shareholders at a Special Meeting of shareholders as soon as practicable. CRP designs and constructs clean rooms and associated products for the semiconductor, pharmaceutical, biotechnology, medical device and other industries. In addition, CRP's film division produces Ultraclean(TM) packaging materials for these industries.

     In connection with the Proposed Merger, on December 12, 1996, the Company extended a loan (the "CRP Loan") to CRP. The CRP Loan was in the original principal amount of $350,000 with an interest rate equal to the prime rate of Citibank, N.A. plus one percent (1%) per annum. The principal, and the accrued interest thereon, of the CRP Loan is due and payable on April 30, 1997. Each of the three shareholders of CRP and their respective spouses have individually guaranteed the repayment of the principal, and accrued interest thereon, of the CRP Loan. Additionally, in connection with the Proposed Merger, CRP has retained Josephthal Lyon & Ross Incorporated ("Josephthal") as a financial consultant pursuant to a financial consulting agreement ("CRP Consulting Agreement"). In the event that the Proposed Merger is consummated, Josephthal will be paid a $50,000 fee and receive 250,000 shares of the Company's Common Stock. See "Item 11 - Security Ownership of Certain Beneficial Owners and Management" and "Item 12 - Certain Relationships and Related Transactions."

TERMINATED MERGER

     On June 30, 1994, the Company entered into an Agreement and Plan of Merger with Weitzer Homebuilders Incorporated ("WHB"), WHB Merger Sub, Inc. ("Sub"), Harry Weitzer and certain corporations controlled by Harry Weitzer (collectively, the "Weitzer Entities"). In connection with the proposed merger which was not consummated (the "Terminated Merger"), the Company in March 1994 paid Josephthal, the Company's financial consultant, a $150,000 fee pursuant to a financial consulting agreement dated March 21, 1993. The Weitzer Entities terminated the proposed merger on December 23, 1994, and Josephthal returned the $150,000 fee to the Company. On June 30, 1994, consistent with the Company's investment policies, the Company extended a one-year loan (the "Weitzer Loan") to Weitzer Financial, Inc., an entity controlled by Harry Weitzer. The Weitzer Loan was in the principal amount of $500,000 with an interest rate equal to the prime rate plus 1%. The principal, and the accrued interest thereon, of the Weitzer Loan was repaid in July 1995. See "Item 3--Legal Proceedings" and "Item 12 --Certain Relationships and Related Transactions."

EMPLOYEES

     As of December 31, 1996, the Company had no full time employees. The Company's Chief Executive Officer and President and Chief Financial Officer, Secretary and Treasurer provided their services to the Company on a consulting basis. See "Item 12 -- Certain Relationships and Related Transactions."

ITEM 2 - PROPERTIES

     The Company's corporate offices are temporarily located at 6516 Via Rosa, Boca Raton, Florida 33433. This office space is made available to the Company by Franklyn B. Weichselbaum, its Chief Financial Officer, Secretary and Treasurer, at no cost. The Company does not own, lease or occupy any other properties.


ITEM 3 - LEGAL PROCEEDINGS

     The Company is not a party to any pending legal proceedings. In January 1997, the Company was notified by WHB's legal counsel that WHB intended to seek alleged damages in connection with unspecified claims relating to the Terminated Merger. As of the date hereof, to the best of the Company's knowledge, WHB has not commenced a legal proceeding. In the event that WHB commences a legal action, the Company intends to vigorously defend its rights against any alleged claims. See "Item 1-Business-Terminated Merger."


ITEM 4 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     No matters were submitted to a vote of security holders during the fourth quarter of the fiscal year ended December 31, 1996.

                                     PART II

ITEM 5 - MARKET FOR THE ISSUER'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

     The Common Stock is quoted on the OTC Electronic Bulletin Board. The quarterly high and low bid prices for the Company's Common Stock are set forth below and are based upon such prices as reported on the OTC Electronic Bulletin Board. The prices set forth below are not necessarily indicative of the liquidity of the trading market nor for market trades for a large number of shares. Such over-the-counter market quotations reflect inter-dealer prices, without retail mark-ups, mark-downs or commissions, and may not represent actual transactions. Moreover, on March 11, 1996, the Company paid the Special Distribution of $2.25 on each share of Common Stock outstanding of record at the close of business on January 11, 1996.

Quarter Ending
1995                                        High Bid                 Low Bid
----                                        --------                 -------
March 31 ........................          $        2               $    1 1/2

June 30 .........................          $    2 1/4               $    1 1/2

September 30 ....................          $        2               $    1 1/2

December 31 .....................          $    2 1/4               $    1 1/4

Quarter Ending
1996
----

March 31 ........................          $    2 1/2               $      1/2

June 30 .........................          $      3/4               $      1/2

September 30 ....................          $      3/4               $      1/4

December 31 .....................          $      3/4               $      3/8


     On March 24, 1997 each of the high and low bid price for the Company's Common Stock was $.625, respectively.

HOLDERS OF COMMON STOCK

     As of March 24, 1997, there were approximately 625 holders of record of the Company's Common Stock and 1,125,270 shares of Common Stock outstanding.

DIVIDENDS

     On March 11, 1996, the Company paid a special cash distribution (the "Special Distribution") of $2.25 per share on each share of Common Stock outstanding of record on January 11, 1996. The Special Distribution was declared by the Board of Directors, subject to shareholder approval, on January 11, 1996. The Company's shareholders approved the Special Distribution at the 1996 Special Meeting held on February 29, 1996. See "Item 1 -- Business" and "Item 6-Management's Discussion and Analysis." The payment by the Company of dividends, if any, in the future rests within the discretion of its Board of Directors and will depend upon, among other things, the Company's earnings, its capital requirements and its financial condition, as well as other relevant factors. Except for the Special Distribution, the Company has not paid any cash dividends since its inception and does not intend to pay any cash dividends on the Common Stock in the foreseeable future, but presently intends to retain all earnings, if any, for use in its business operations.

ITEM 6 - MANAGEMENT'S DISCUSSION AND ANALYSIS

Results of Operations

     During 1995, the Company elected to withdraw from its status as a BDC under the 1940 Act. This election became effective upon the Commission's receipt of the Company's notification of withdrawal on December 22, 1995. As a result of this, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Under SFAS No. 115, investments are classified as either held to maturity, trading or available for sale depending upon whether the investment is a debt or equity security and management's intent with regards to the investment. The Company's investment in RailAmerica was considered to be a trading security and as such was carried at fair value as determined in good faith by the Board of Directors. The adoption of SFAS No. 115 had no material impact on the results of operations of the Company because under its status as a BDC in 1994 and for part of 1995, the Company valued its investments in the same manner as required under SFAS No. 115.

     The Company reported net income of $46,603 and $256,554 for the years ended December 31, 1996 and 1995, respectively. Included in net income was a net unrealized and realized gain of $155,624 and $712,031 for 1996 and 1995, respectively. The gain on investments for 1996 was due to the sale of 375,000 shares of RailAmerica and the gain on investments for 1995 was due to the sale of 325,000 shares of RailAmerica. The balance of income consisted of investment income of $36,637 and $155,993 less operating expenses of $423,684 and $515,576 for the years ended December 31, 1996 and 1995, respectively. In addition, the Company had an extraordinary gain of $278,026 resulting from the extinguishment of debt in 1996.

     The investment income of $36,637 for the year ended December 31, 1996 consisted of interest income. This is compared to investment income of $155,993 for the year ended December 31, 1995 which consisted primarily of interest income. The decrease in interest income was due to a decrease in the amount of cash available for investment primarily as a result of a special $2.25 per share cash distribution paid in March 1996 in the aggregate amount of approximately $2,532,000.

     Operating expenses for the year ended December 31, 1996 primarily consisted of general and administrative expenses of $222,299, professional fees of $198,448, and interest expense of $2,937. Such expenses for the comparable period of 1995 consisted of general and administrative expenses of $172,448, professional fees of $142,599, and interest expense of $200,529. The increase of $49,851 in general and administrative expenses is primarily due to an increase in aggregate monthly fees to the Company's officers and the payment of annual directors fees in the aggregate amount of $50,000 for services rendered in 1996. Professional fees increased $55,849 primarily due to increased legal fees in connection with shareholder meetings and the Proposed Merger. Interest expense decreased $197,592 due to the settlement in full satisfaction of a past due promissory note in May 1996. In connection with the settlement of the promissory note, the Company recognized an extraordinary gain on the extinguishment of debt of $278,026.

LIQUIDITY AND CAPITAL RESOURCES

     The Company had $518,645 in cash and total liabilities of $84,887 at December 31, 1996. The Company had no long term liabilities. On March 11, 1996, the Company paid a special cash distribution, out of capital surplus, in the aggregate amount of approximately $2,532,000. As a result, cash and stockholders' equity were reduced by the same amount.

     At December 31, 1996, the Company did not maintain lines of credit, and none are anticipated. The Company has no sources of cash flow at present apart from interest income.

     On May 15, 1996, the Company sold 375,000 shares of RailAmerica common stock which constituted all of the Company's remaining equity interest in RailAmerica for approximately $3.42 per share (aggregate of approximately $1,245,000 net proceeds).

     On May 23, 1996, the Company paid $310,000 to Woodoven Corporation as settlement in full satisfaction of all principal and interest due and payable pursuant to a promissory note dated April 5, 1990. As a result the Company recognized an extraordinary gain on extinguishment of debt of $278,026 in the year ended December 31, 1996.

ITEM 7 - FINANCIAL STATEMENTS

     The financial statements required by this Item, the accompanying notes thereto and the report of independent accountants are included as part of this Form 10-KSB and immediately follow the signature page of this Form 10-KSB.


ITEM 8 - CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None.

                                    PART III

ITEM 9 - DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

THE BOARD OF DIRECTORS

     The following table sets forth information with respect to the directors of the Company.

                                                                                       DIRECTOR
       NAME                         AGE              POSITION                           SINCE
       ----                         ---              --------                           -----
Alan L. Jacobs(1)                   55               Chief Executive Officer,           1995
                                                     President and Director

Robert H. Arnold(2)                 53               Director                           1995

Ronald L. Miller(3)                 53               Director                           1995

C. Lawrence Rutstein(1)(4)          52               Director                           1995

Alan H. Weingarten(3)(4)            56               Director                           1995

--------------
(1)  Class III Director.
(2)  Class II Director.
(3)  Class I Director.
(4)  Member of Audit Committee.

     If the Proposed Merger is consummated, each existing director of the Company shall resign effective upon the consummation of the Proposed Merger and a new board of directors will be elected effective upon the consummation of the Proposed Merger. See "Business- Proposed Merger."

     In accordance with Article VI, Section 1 of the Company's Amended and Restated Articles of Incorporation, the Board of Directors of the Company is divided into three classes, designated Class I, Class II and Class III. The current term of Class I directors extends to the 1998 annual meeting of shareholders, that of Class II extends to the 1996 annual meeting and that of Class III to the 1997 annual meeting. Each class, upon election, serves for a three-year term. The background of each member of the Board of Directors is set forth below:

     Alan L. Jacobs was elected a director of the Company in February 1995. Mr. Jacobs had previously served as a director of the Company from July 1993 to September 9, 1994. He became the Chairman of the Board of the Company from November 1993 to September 9, 1994. He became President and Chief Executive Officer of the Company in November 1993. Since March 1997 to the present, Mr. Jacobs has been Executive Vice President and a Director of Capital Growth Holdings, Ltd., a public holding company.

Since January 1996 to the present, Mr. Jacobs also has been Executive Vice President and Senior Managing Director of International Capital Growth, Ltd. and its predecessor, Capital Growth International LLC, an investment banking firm. From January 1992 to December 1995, Mr. Jacobs was an Associate Director of Investment Banking of Josephthal Lyon & Ross Incorporated. From May 1985 to December 1991, Mr. Jacobs was Managing Director, Investment Banking, with Ladenburg Thalmann & Co., Inc., an investment banking firm.

     Robert H. Arnold was elected as a director of the Company in February 1995. Mr. Arnold is the founder of R.H. Arnold & Co., an investment banking firm, and has served as the President of R.H. Arnold & Co. since 1989. Mr. Arnold is a director of R. H. Arnold & Co.,; a Managing Director of HC Capital Partners China, an international investment company; an advisor to Mezzanine Management Limited, an investment management firm; a director of Covenant Investment Management, an investment company; a director of Eagle Finance Corp.; a director of Covenant Holding; and a director of Phoenix Four, Inc., an investment fund.

     Ronald L. Miller was elected as a director of the Company in February 1995. Mr. Miller is the founder of Miller Advisory Corp., an investment banking firm, and has served as President of Miller Advisory Corp., since 1989. Mr. Miller is Chairman of the Board of Provider Solutions Corp., a health care computer software company; and a director of Pollo Tropical, Inc., a publicly traded company which owns 35 franchises and 10 quick-serve restaurants featuring grilled chicken.

     C. Lawrence Rutstein was elected as a director of the Company in February 1995. Mr. Rutstein has been the President and Chief Executive Officer of CapQuest Partners, Inc., a private investment banking firm since January 1996. Mr. Rutstein was the Chairman of The Rittenhouse Group, Inc., a private consulting company from May 1994 to May 1995. From 1991 to 1993, Mr. Rutstein was the General Partner and Vice President of Memphis Chicks Baseball Club, an AA Affiliate of the Kansas City Royals. From 1989 to 1991, Mr. Rutstein served as Chairman of the Board of Cedar Group, Inc., a publicly traded company which imports and distributes industrial fasteners.

     Alan H. Weingarten was elected as a director of the Company in February 1995. Mr. Weingarten has served as Chief Executive Officer of Alan H. Weingarten & Associates, Inc., a general management, marketing, product planning and consulting organization since 1986. Mr. Weingarten is a director of Cybex International, Inc. (formerly known as Lumex Inc.), a publicly traded company, the Chairman of Cybex International Inc.'s audit committee and a member of Cybex International, Inc.'s compensation and director affairs committees.

COMMITTEES

         The Company has an Audit Committee which oversees the procedures, scope and results of the annual audit and reviews the services provided by the Company's independent public accountants. The Audit Committee consisting of Messrs. Rutstein and Weingarten met one time during the year ended December 31, 1996. The Company had no other committees.

EXECUTIVE OFFICERS

     The following table sets forth information with respect to the executive officers of the Company.

NAME                            AGE       POSITION HELD
----                            ---       -------------
Alan L. Jacobs                  55        Chief Executive Officer and President

Franklyn B. Weichselbaum        51        Chief Financial Officer, Treasurer and
                                          Secretary

     The principal occupation of Mr. Jacobs is discussed above under "The Board of Directors."

     Franklyn B. Weichselbaum has been a consultant to the Company since May 1990 and was elected Treasurer and Chief Financial Officer of the Company in November 1993 and Secretary of the Company in March 1995. Since September 1995, Mr. Weichselbaum has served as consultant to Shulman & Associates, Inc. Mr. Weichselbaum served as a consultant to Weitzer Homebuilders Incorporated, a publicly traded company engaged in the design and construction of single family residences, from October 1994 until August 1995. Mr. Weichselbaum also served as a consultant to RailAmerica, Inc., a publicly held transportation holding company, from May 1990 to March, 1994.

     If the Proposed Merger is consummated, Mr. Jacobs and Mr Weichselbaum will resign from their respective positions with the Company effective upon consummation of the Proposed Merger.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based on a review of such timely filed forms received by it and representations by persons that would be required to file such forms, the Company believes that all required filings by current executive officers and directors have been timely filed.


ITEM 10 - EXECUTIVE COMPENSATION

     No executive officer of the Company received more than $100,000 in compensation for the year ended December 31, 1996. The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 1996, 1995, and 1994 of the Chief Executive Officer of the Company.

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION                                  OTHER
NAME AND PRINCIPAL                 --------------------------------------------------                      ANNUAL
POSITION                           YEAR                 SALARY ($)          BONUS ($)                      COMPENSATION ($)
-----------------------            ----                 ----------          ---------                      ----------------

Alan L. Jacobs(1)                  1996                  $60,000                 --                                --
  President and Chief              1995                  $30,000                 --                                --
  Executive Officer                1994                       --                 --                                ---
  (from November 1993
   to present) and
  Chairman of the Board
  of Directors (from
  November 1993 until
  September 9, 1994)

(1) Mr. Jacobs received no compensation from the Company for his services to the Company prior to March 1995. Mr. Jacobs' then employer, Josephthal, received $3,000 a month in consulting fees from the Company from March 1993 through February 1995. See "Item 12 -- Certain Relationships and Related Transactions." From March 1995 to December 1995, Mr. Jacobs was paid $3,000 per month. Commencing January 1996, the Company compensated Mr. Jacobs at the rate of $5,000 per month. Mr. Jacobs also received certain remuneration as a director of the Company in the fiscal year ended December 31, 1996. See "Director Remuneration."



                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                                                            PERCENT OF TOTAL
                                NUMBER OF                   OPTIONS/ SARS
                                SECURITIES                  GRANTED TO
                                UNDERLYING OPTIONS/         EMPLOYEES IN             EXERCISE OR BASE
NAME                            SARS GRANTED (#)            FISCAL YEAR              PRICE ($/SH)             EXPIRATION DATE
---------------------------     -------------------         -------------------      --------------------     ---------------
Alan L. Jacobs                  10,000                      (1)                      $.75 (2)                 April 14, 2000
  President and Chief
  Executive Officer

(1) During the fiscal year ended December 31, 1996, the Company had no full time employees. The Company's Chief Executive Officer and President and the Chief Financial Officer, Secretary and Treasurer provided their services to the Company on a consulting basis. During 1996, the Company granted an aggregate of 60,000 options consisting of 10,000 options to each officer and each non-officer director of the Company.

(2) Mr. Jacobs' options had an initial exercise price of $3.00 per share which exceeded the market price per share and the book value per share of Common Stock on the date of grant. Mr. Jacobs' options are currently exercisable to purchase one share of Common Stock at an adjusted exercise price of $.75 per share, giving effect to an adjustment for the payment of the Special Distribution of $2.25 per share. See "Item 1 - Business."


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

     The following table sets forth information with respect to unexercised options to purchase Common Stock held by the Chief Executive Officer at December 31, 1996. No executive officer exercised any stock options during the fiscal year ended December 31, 1996.

                                     NUMBER OF SECURITIES                            VALUE OF UNEXERCISED IN-
                                     UNDERLYING UNEXERCISED                          THE-MONEY OPTIONS/SARS
                                     OPTIONS/SARS AT FY-END (#)                      AT FY-END ($)
                                     --------------------------                      -------------
NAME                             EXERCISABLE             UNEXERCISABLE            EXERCISABLE              UNEXERCISABLE
----------------------           -----------             -------------            -----------              -------------
Alan L. Jacobs                   10,000                          --               (1)                              --
  President and Chief
  Executive Officer


(1) The closing bid price for Common Stock on December 31, 1996, as reported on the OTC Electronic Bulletin Board, was $.625 per share. Consequently, Mr. Jacobs' unexercised options were not in-the-money as of December 31, 1996.


DIRECTOR REMUNERATION

     Since February 1995, directors have been entitled to receive $1,500 per meeting attended and reimbursement for certain out-of-pocket expenses for serving as such. Additionally, members of the Audit Committee have been entitled to receive $1,500 per meeting attended and reimbursement for certain out-of-pocket expenses for serving as such.

     During the fiscal year ended December 31, 1996, BRCC's Board of Directors met five times. All of the directors, other than Ronald L. Miller, attended at least 75% of the meetings of the Board of Directors and of any committee on which directors served. Mr. Miller attended three of the five meetings. The Board of Directors also acts by unanimous written consent in lieu of a meeting from time to time.

     On January 11, 1996, the Company approved the payment to each director of the Company of directors fees of $10,000 for services to be rendered as a director during 1996 and granted 10,000 options to each officer and each non-officer director of the Company. Each option had an initial exercise price of $3.00 per share which exceeded the market price per share and the book value per share of the Common Stock on the date of grant. Each option is exercisable for four years commencing April 15, 1996 to purchase one share of Common Stock at an adjusted exercise price of $.75 per share, giving effect to an adjustment for the payment of the Special Distribution. See "Item 1 - Business."

     The Company's By-laws include provisions, authorized by Florida law, which require the Company to indemnify directors and officers of the Company against certain liabilities and reasonable expenses incurred by reason of his/her being or having been a director or an officer of the Company or for an act alleged to have been committed by such director or officer in his/her capacity as a director or officer of the Company. All rights to indemnification and advances shall be deemed to be a contract between the Company and each indemnified person who serves or served in such capacity at any time while such indemnification provisions were in effect and, as such, are enforceable against the Company. The Company has also obtained director and officer liability insurance.

ITEM 11 - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares and percentage owned of the Common Stock beneficially owned as of February 28, 1997 by (i) each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, (ii) each director of the Company, (iii) each executive officer named in the summary compensation table set forth above, and (iv) all officers and directors of the Company as a group.


                                                    AMOUNT AND
                                                    NATURE OF
NAME AND ADDRESS OF                                 BENEFICIAL       PERCENT OF
BENEFICIAL OWNER(1)                                   OWNER            CLASS
-------------------                                   -----            -----
William B. Tanner(2)                                 177,600           15.7%
2076 Union Avenue
P.O. Box 40769
Memphis, Tennessee 38174

Dan Purjes(3)                                        109,744            9.8%
c/o Josephthal Lyon & Ross Incorporated
200 Park Avenue, 24 Floor
New York, New York  10166

Alan L. Jacobs(4)                                     17,562            1.5%
International Capital Growth, Ltd.
777 South Flagler Drive
8th Floor West Tower
Palm Beach, Florida 33401

Robert H. Arnold(4)                                   10,000             *
c/o R.H. Arnold & Co.
Carnegie Hall Tower
152 West 57th Street
New York, New York  10019

Ronald L. Miller(4)                                   10,000             *
c/o Miller Advisory Corp.
2601 Heron Lane N.
Clearwater, Florida  34622

C. Lawrence Rutstein(4)                               10,000             *
340 Overlook Lane
Gulph Mills, Pennsylvania 19428



Alan H. Weingarten(4)                                  17,500           1.5%
c/o Alan H. Weingarten & Associates, Inc.
21759 Club Villa Terrace
Boca Raton, Florida  33433

All officers and directors as a group (6               75,062            6.3%
persons)(5)
----------
* Less than 1%.

(1) Unless otherwise indicated, each person listed above has sole voting power and sole investment power with respect to the shares owned by such person.

(2) Includes (a) 23,000 shares held by WBT Holding Co., Inc., an entity controlled by Mr. Tanner; (b) 11,500 shares held by Mr. Tanner as custodian for Weatherly Blake, Mr. Tanner's son; (c) 4,600 shares held by Mr. Tanner as custodian for William Taylor Tanner, Mr. Tanner's grandson; (d) 11,500 shares held by Crystal Tanner, Mr. Tanner's daughter; (e) 11,500 shares held by William
B. Tanner, Jr., Mr. Tanner's son; and (f) 12,000 shares held by WBT Holding Co., an entity controlled by Mr. Tanner. Mr. Tanner disclaims beneficial ownership of all of these shares.

(3) Includes (a) 2,500 shares owned by his minor children; (b) 3,000 shares held in his profit sharing plan account; (c) 1,000 shares held in his individual retirement account; and (d) 11,500 shares owned by the Josephthal Profit Sharing Plan, of which Mr. Purjes has the authority to appoint and discharge its trustees. Mr. Purjes disclaims beneficial ownership of the shares held by his minor children and the Josephthal Profit Sharing Plan. Excludes (a) 250,000 shares of Common Stock to be issued to Josephthal if the Proposed Merger is consummated and (b) shares to be issued to Mr. Purjes in exchange for his ownership interest in CRP prior to the Proposed Merger. See "Item 12 - Certain Relationships and Related Transactions."

(4) Includes 10,000 shares which are issuable upon the exercise of outstanding options.

(5) Includes 60,000 shares which are issuable upon the exercise of outstanding options.

ITEM 12 - CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Alan L. Jacobs, President and Chief Executive Officer of the Company, was employed by Josephthal from January 1992 to December 1995. In addition, Dan Purjes, a managing director of Josephthal, is a shareholder of the Company and an executive officer, director and principal shareholder of Josephthal Holdings, Inc., the parent company of Josephthal. The Company and Josephthal were parties to a financial consulting agreement dated March 2, 1993 pursuant to which the Company paid Josephthal $3,000 a month in consulting fees from March 1993 until February 1995. The Company paid such monthly fee for services provided by Josephthal which included advice to, and consulting with, the Company concerning financial planning, corporate organization and structure, financial matters in connection with operation of the business of the Company, private and public equity and debt financing, acquisitions, mergers and other similar business combinations, and periodic analysis of the Company's financial statements. Additionally, Alan Jacobs, the Company's President and Chief Executive Officer, was not compensated directly by the Company for services rendered as an officer of the Company prior to March 1995. However, Mr. Jacobs was compensated by Josephthal. The $3,000 monthly fee was consistent with fees that Josephthal received for providing similar financial consulting services to other small public entities. In addition, the consulting agreement obligated the Company to pay Josephthal a contingent transaction fee equal to two percent (2%) of the amount of any financing or value of any transaction in connection with which Josephthal, at the written request of the Company, renders advisory services to the Company, but the source of the financing or transaction is not Josephthal. The Company also was required to pay Josephthal contingent transaction fees for financings or transactions introduced to the Company by Josephthal as agreed to on a transaction-by-transaction basis. The consulting agreement was for a five year term ending December 31, 1997, except that, after July 1, 1993, the agreement was subject to termination by either party upon thirty days' prior written notice. In March 1995, the consulting agreement was terminated by the Company. In addition, as of March 1995, the Company agreed to pay Mr. Jacobs, as Chief Executive Officer and President, $3,000 a month. As of January 1996, the Company has agreed to pay Mr. Jacobs $5,000 per month as Chief Executive and President of the Company.

     In connection with the Proposed Merger, CRP has retained Josephthal as a financial consultant pursuant to a financial consulting agreement ("CRP Consulting Agreement"). In the event the Merger is consummated, Josephthal will be paid a $50,000 fee and receive 250,000 shares of Common Stock. In addition, subject to the terms and conditions of the Merger Agreement, Dan Purjes may individually acquire up to 450,108 shares of Common Stock (or 10% of the total shares of Common Stock to be issued in the Proposed Merger to all existing CRP shareholders) in exchange for his 10% ownership interest of CRP's outstanding capital stock prior to the effective date of the Merger.

     The Company paid Mr. Franklyn Weichselbaum $2,200 per month in consulting fees from July 1993 until February 1995. The $2,200 per month fee was negotiated between the Company and Mr. Weichselbaum and was determined by estimating the amount of time to be provided by Mr. Weichselbaum in connection with his services as Treasurer and Chief Financial

Officer of the Company. In addition, the Company agreed to pay additional fees to Mr. Weichselbaum for services provided by Mr. Weichselbaum which the Company believed were not in the ordinary course of business, such as those rendered in connection with performing due diligence and other consulting services in connection with the terminated merger. The Company paid Mr. Weichselbaum an aggregate of $70,000 in 1994 for the consulting services he rendered in connection with the terminated merger. The amount of this fee was determined based upon the complexity of work and the amount of time expended by Mr. Weichselbaum. From March 1995 to December 1995, the Company paid Mr. Weichselbaum, as Secretary, Treasurer and Chief Financial Officer of the Company, $2,200 per month. As of January 1996, the Company has agreed to pay Mr. Weichselbaum, $3,500 per month, as Secretary, Treasurer and Chief Financial Officer of the Company.


ITEM 13 - EXHIBITS, LISTS AND REPORTS ON FORM 8-K

     (a) The following exhibits are filed herewith:

     2.1 Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of March 26, 1997, by and among the registrant, CRP Acquisition Corp. and Clean Room Products, Inc.

     3.1 Amended and Restated Articles of Incorporation of the registrant; incorporated by reference to Exhibit 28.0 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1989 (the "1989 10-K").

     3.2 Bylaws of the registrant; incorporated by reference to the Registration Statement on Form S-18 (No. 33-12232-A) filed with the Securities and Exchange Commission on February 23, 1987 under the name U.S. Tech, Inc. (the "S-18 Registration Statement").

     3.3 Amended Bylaws of the registrant; incorporated by reference to the Registration Statement on Form 8-A filed with the Securities and Exchange Commission on March 7, 1988 under the name Mariner Capital Corporation (the "8-A Registration Statement").

     3.4 Amendment to Bylaws of the registrant; incorporated by reference to
Exhibit 2.2 of the Registration Statement on Form N-2 (No. 33-27005) filed with the Securities and Exchange Commission on February 13, 1989 under the name Mariner Capital Corporation (the "N-2 Registration Statement").

     3.5 Amendment to Bylaws of the registrant; incorporated by reference to
Exhibit 3.6 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1988, filed under the name of Mariner Capital Corporation (the "1988 10-K").

     3.6 Amendment to Bylaws of the registrant dated June 3, 1993; incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992 (the "1992 10-K").

     3.7 Warrant Agreement dated as of June 9, 1993 between the registrant and Josephthal Lyon & Ross Incorporated; incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1993 (the "1993 10-KSB").

     3.8 Warrant Agreement dated as of March 10, 1994 between the registrant and Josephthal Lyon & Ross Incorporated; incorporated by reference to the Company's 1993 10- KSB.

     3.9 Amended Bylaws of the registrant, as amended January 6, 1995; incorporated by reference to Exhibit 3.9 of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994 (the "1994 10-KSB").

     4.0 Form of Common Stock Certificate; incorporated by reference to Exhibit 4 of the N-2 Registration Statement.

     4.1 Form of Convertible Note; incorporated by reference to Exhibit 4.1 of the N-2 Registration Statement.

     4.2 Form of Trust Indenture; incorporated by reference to Exhibit 5 of N-2 Registration Statement.

     4.3 $200,000 Note Payable due November 25, 1995 to Bank of New England, N.A.; incorporated by reference to Exhibit 4.3 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1990 (the "1990 10-K").

     10.0 Amended and Restated 1988 Stock Option Plan; incorporated by reference to Exhibit 10.2 of the 1990 10-K.

     10.1 Employment Agreement (Gary O. Marino); incorporated by reference to
Exhibit 10.10 of the N-2 Registration Statement.*

     10.2 Huron Transportation Group, Inc. Shareholders' Agreement; incorporated by reference to Exhibit 10.8 of the 1988 10-K.

     10.3 Huron Transportation Group, Inc. Executive Management Agreement; incorporated by reference to Exhibit 10.9 of the 1988 10-K.

     10.4 Guaranty of the Company to First of America Bank - Frankenmuth dated February 17, 1989 regarding HERC indebtedness; incorporated by reference to
Exhibit 10.8 of the 1989 10-K.

     10.5 Unconditional and Irrevocable Guaranty of the Company to the Bank of New England, N.A. dated November 30, 1990 regarding Joint Venture indebtedness; incorporated by reference to Exhibit 10.10 of the 1990 10-K.

     10.6 Amended and Restated Indemnity and Stock Exchange Agreement dated December 18, 1990 between the Company and Gary O. Marino; incorporated by reference to Exhibit 10.6 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1991 (the "1991 10-K").

     10.7 Employment Agreement, dated July 1, 1992, between the Company and Gary
O. Marino*; incorporated by reference to the Company's 1992 10-K.

     10.8 Employment Agreement, dated July 1, 1992, between the Company and Donald D. Redfearn*; incorporated by reference to the Company's 1992 10-K.

     10.9 Employment Agreement, dated July 1, 1992, between the registrant and Irwin J. Newman*; incorporated by reference to the Company's 1992 10-K.

     10.10 Financial Consulting Agreement, dated March 2, 1993, between the Company and Josephthal Lyon and Ross Incorporated; incorporated by reference to the Company's 1992 10-K.

     10.11 Financial Consulting Agreement, dated July 10, 1992, between the Company and Stenton Leigh Capital Corp.; incorporated by reference to the Company's 1992 10-K.

     10.12 Stock Purchase Agreement, dated July 30, 1992, between Business Forms Investments, Inc. and the Company; incorporated by reference to Exhibit No. 2 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1992.

     10.13 1992 Executive Officer Supplemental Compensation Plan; incorporated by reference to the Company's 1992 10-K.*

     10.14 Termination Agreement, dated November 2, 1993, between the registrant and Gary O. Marino; incorporated by reference to the Company's 1993 10-KSB.

     10.15 Termination Agreement, dated October 8, 1993, between the registrant and Donald D. Redfearn; incorporated by reference to the Company's 1993 10-KSB.

     10.16 Termination Agreement, dated October 19, 1993, between the registrant and Irwin J. Newman; incorporated by reference to the Company's 1993 10-KSB.

     10.17 Loan Agreement between the Company and Weitzer Financial Inc. dated June 30, 1994; incorporated by reference to Exhibit 10.17 of the Company's 1994 10-KSB.

     10.18 Promissory Note of Weitzer Financial Inc. dated June 30, 1994 in the original principal amount of $500,000; incorporated by reference to Exhibit
10.18 of the Company's 1994 10-KSB.

     10.19 Option Agreement, dated as of January 11, 1996, between the Company and Alan L. Jacobs.

     10.20 Option Agreement, dated as of January 11, 1996, between the Company and Robert H. Arnold.

     10.21 Option Agreement, dated as of January 11, 1996, between the Company and Ronald L. Miller.

     10.22 Option Agreement, dated as of January 11, 1996, between the Company and C. Lawrence Rutstein.

     10.23 Option Agreement, dated as of January 11, 1996, between the Company and Alan H. Weingarten.

     10.24 Option Agreement, dated as of January 11, 1996, between the Company and Franklyn B. Weichselbaum.

     10.25 Promissory Note of Clean Room Products, Inc., dated December 12, 1996, in the original principal amount of $350,000.

     21.1 Subsidiaries of the registrant.

     22.1 Proxy Statement for Special Meeting of shareholders on February 10, 1995; incorporated by reference to Exhibit 22.1 of the Company's 1994 10-KSB.

     22.2 Proxy Statement for Special Meeting of shareholders in lieu of the Annual Meeting on December 15, 1995; incorporated by reference to Exhibit 22.2 of the Company's 1995 10-KSB.

     22.3 Proxy Statement for Special Meeting of shareholders on February 29, 1996; incorporated by reference to Exhibit 22.3 of the Company's 1995 10-KSB.

     24.1 Power of Attorney, located on page 24 of this Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996.

     27.4 Financial Data Schedule for the fiscal year ended December 31, 1996.

     99 Consent Order for Preliminary Injunction and Other Ancillary Relief dated September 6, 1994; incorporated by reference to Exhibit No. 99 to the Company's report on Form 8-K filed with the Securities and Exchange Commission on September 20, 1994.

     99.1 Order granting Receiver's Motion to Approve Status Report, Approve Election of Board of Directors, Approve Payment of Certain Fees and Expenses and Approve Dismissal and Discharge of Receiver dated March 14, 1995; incorporated by reference to Exhibit 99.1 to the Company's report on Form 8-K filed with the Securities and Exchange Commission on March 24, 1995.

     99.2 Status Report of Daniel H. Aronson, Receiver, dated February 27, 1995; incorporated by reference to Exhibit 99.2 to the Company's report on Form 8-K filed with the Securities and Exchange Commission on March 24, 1995.

     99.3 Notification of Withdrawal of Election to be subject to Sections 55 through 65 of the Investment Company Act of 1940 filed pursuant to Section 54(c) of the Investment Company Act of 1940.


----------
* Executive Compensation Plan or Arrangement

     (b) No reports on Form 8-K were filed during the last quarter of 1996.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized on March 26, 1997.

                                   BOCA RATON CAPITAL CORPORATION


                                       By: /s/Alan L. Jacobs
                                           -------------------------------------
                                           Alan L. Jacobs
                                           President and Chief Executive Officer

     The undersigned directors and officers of Boca Raton Capital Corporation hereby constitute and appoint Alan L. Jacobs and Franklyn B. Weichselbaum and each of them, with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below this Annual Report on Form 10-KSB and any and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and hereby ratify and confirm all that such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on March 26, 1997.

           Signatures                                  Title
           ----------                                  -----

/s/Alan L. Jacobs                       President, Chief Executive Officer
-----------------------------           and Director (Chief Executive Officer)
Alan L. Jacobs


/s/Franklyn B. Weichselbaum             Chief Financial Officer,
----------------------------            Secretary and Treasurer (Principal
Franklyn B. Weichselbaum                Financial and Accounting Officer)


/s/Robert H. Arnold                     Director
----------------------------
Robert H. Arnold


/s/Ronald L. Miller                     Director
----------------------------
Ronald L. Miller


/s/C. Lawrence Rutstein                 Director
----------------------------
C. Lawrence Rutstein


/s/Alan H. Weingarten                   Director
----------------------------
Alan H. Weingarten

                BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

INDEX TO FINANCIAL STATEMENTS



                                                                     Pages
Report of Independent  Accountants                                    F-1

Consolidated Balance Sheet as of December 31, 1996                    F-2

Consolidated Statements of Income for the Years Ended
  December 31, 1996 and 1995                                          F-3

Consolidated Statements of Shareholders' Equity
  for the Years Ended December 31, 1996 and 1995                      F-4

Consolidated Statements of Cash Flows for the Years Ended
  December 31, 1996 and 1995                                          F-5

Notes to Consolidated Financial Statements                         F-6 - F-11

[COOPERS & LYBRAND LOGO]                        [LETTERHEAD]


REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and the

Board of Directors of Boca Raton Capital Corporation



We have audited the accompanying consolidated balance sheet of Boca Raton Capital Corporation and Subsidiaries (the "Company") as of December 31, 1996 and the related consolidated statements of income, shareholders' equity, and cash flows for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Boca Raton Capital Corporation and Subsidiaries as of December 31, 1996, and the results of their operations and their cash flows for each of the two years in the period then ended in conformity with generally accepted accounting principles.




        [SIG]
COOPERS & LYBRAND L.L.P.



Miami, Florida
January 31, 1997

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
December 31, 1996


                                                                    1996
ASSETS

Cash                                                            $   518,645
Note receivable                                                     350,000
Prepaid expenses                                                      7,000
                                                                -----------
        Total assets                                            $   875,645
                                                                ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                         $    84,887
                                                                -----------

        Total liabilities                                            84,887
                                                                -----------

Shareholders' equity:
  Common stock, $.001 par value; authorized 40,000,000
    shares; 1,125,270 shares issued and outstanding                   1,125
  Additional paid-in capital                                      4,002,936
  Accumulated deficit                                            (3,213,303)
                                                                -----------
        Total shareholders' equity                                  790,758
                                                                -----------
        Total liabilities and shareholders' equity              $   875,645
                                                                ===========





The accompanying notes are an integral part of these consolidated financial statements.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
for the years ended December 31, 1996 and 1995



                                                                   1996            1995
Investment income:
  Interest                                                      $    36,637     $   126,781
  Other                                                                   0          29,212
                                                                -----------     -----------

          Total investment income                                    36,637         155,993
                                                                -----------     -----------
Operating expenses:
  General and administrative                                        222,299         172,448
  Professional fees                                                 198,448         142,599
  Interest                                                            2,937         200,529
                                                                -----------     -----------
          Total operating expenses                                  423,684         515,576
                                                                -----------     -----------
          Operating loss                                           (387,047)       (359,583)
                                                                -----------     -----------
Realized and unrealized gain (loss) on investments:
  Net realized gain on investments                                1,244,374       1,504,927
  Net decrease in unrealized appreciation of investments         (1,088,750)       (792,896)
                                                                -----------     -----------
          Net realized and unrealized gain on investments           155,624         712,031
                                                                -----------     -----------
Income (loss) before income taxes and extraordinary item           (231,423)        352,448
Income tax expense                                                        0          95,894
                                                                -----------     -----------
          Net income (loss) before extraordinary item              (231,423)        256,554

Extraordinary item - gain on extinguishment of debt                 278,026               0
                                                                -----------     -----------
Net income                                                      $    46,603     $   256,554
                                                                ===========     ===========
Income (loss) per share:
  Income (loss) before extraordinary gain                       $     (0.21)    $      0.23
  Extraordinary gain                                                   0.25               0
                                                                -----------     -----------
          Net income                                            $      0.04     $      0.23
                                                                ===========     ===========
Weighted average number of shares outstanding                     1,125,270       1,125,270
                                                                ===========     ===========






The accompanying notes are an integral part of these consolidated financial statements.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY for the years ended December 31, 1996 and 1995





                                   Shares        Par        Paid-In      Accumulated
                                 Outstanding    Value       Capital        Deficit           Total
                                 -----------   -------    -----------    ------------     -----------
Balance, December 31, 1994        1,125,270    $ 1,125    $ 6,534,795    $ (3,516,460)    $ 3,019,460
Net  income                               0          0              0         256,554         256,554
                                  ---------    -------    -----------    ------------     -----------

Balance, December 31, 1995        1,125,270      1,125      6,534,795      (3,259,906)      3,276,014
Net income                                0          0              0          46,603          46,603
Distribution to shareholders              0          0     (2,531,859)              0      (2,531,859)
                                  ---------    -------    -----------    ------------     -----------
Balance, December 31, 1996        1,125,270    $ 1,125    $ 4,002,936    $ (3,213,303)    $   790,758
                                  =========    =======    ===========    ============     ===========





The accompanying notes are an integral part of these consolidated financial statements.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
for the years ended December 31, 1996 and 1995



                                                                   1996            1995
Cash flows from operating activities:
  Net income                                                    $    46,603     $   256,554
    Adjustments to reconcile net income to net cash used in
      operating activities:
    Decrease in unrealized appreciation of investments            1,088,750         792,896
    Gain on sale of investment                                   (1,244,374)     (1,504,927)
    Extraordinary gain on extinguishment of debt                   (278,026)              0
    Interest accrued but not paid on defaulted note                       0         200,529
    Increase in other assets                                         (7,000)              0
    Decrease in accounts payable and accrued expenses               (40,337)              0
                                                                -----------     -----------
             Net cash used in operating activities                 (435,384)       (458,839)
                                                                -----------     -----------
Cash flows from investing activities:
  Proceeds from sale of investment                                1,245,000       1,505,469
  Proceeds from note receivable                                           0         522,514
  Issuance of notes receivable                                     (350,000)              0
                                                                -----------     -----------
             Net cash provided by investing activities              895,000       2,027,983
                                                                -----------     -----------
Cash flows from financing activities:
  Distribution to shareholders                                   (2,531,859)              0
  Payments of notes payable                                        (310,000)              0
                                                                -----------     -----------
             Net cash used in financing activities               (2,841,859)              0
                                                                -----------     -----------
Net increase (decrease) in cash                                  (2,382,243)      1,569,144
Cash, beginning of year                                           2,900,888       1,331,744
                                                                -----------     -----------
Cash, end of year                                               $   518,645     $ 2,900,888
                                                                ===========     ===========

Supplemental disclosures of cash flow information:
  Cash paid during the year for income taxes                    $    14,907     $    39,087
                                                                ===========     ===========





The accompanying notes are an integral part of these consolidated financial statements.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         Business

         Boca Raton Capital Corporation ("BRCC") was a non-diversified, closed-end investment company, which had elected and was granted the status as a Business Development Company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). During 1995, BRCC's Board of Directors were of the opinion that the shareholders return on assets was not sufficient to continue operations as a BDC. As such, BRCC's election to withdraw from its status as a BDC was filed with the Securities and Exchange Commission and became effective as of December 22, 1995. No material impact to the financial statements resulted from BRCC's change in status.

         PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements include the accounts of BRCC and its wholly-owned subsidiaries (collectively the "Company"). All material intercompany balances and transactions have been eliminated in consolidation.

         VALUATION OF PORTFOLIO INVESTMENTS

         The Company follows Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Under SFAS No. 115, investments are classified as either held to maturity, trading or available for sale depending upon whether the investment is a debt or equity security and management's intent with regards to the investment. The Company's investment in RailAmerica was classified as trading which called for the investment to be carried at fair value and changes in market value be credited or
         charged to income.   Investments for which market quotations are
         readily available are valued at market.   In the absence of market
         quotations, investments are valued at their fair value as determined in good faith by the Board of Directors. Due to the inherent uncertainty of this valuation, these estimates may differ significantly from the values that would have been used had a ready market for the investments existed.

         NET INCOME PER COMMON SHARE

         Net income per common share is computed using the weighted average number of common shares outstanding during each year.

         Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share", establishes standards for computing and presenting earnings per share and must be implemented by BRCC for both interim and annual periods ending after December 31, 1997. This pronouncement is not expected to have a material impact on the financial statements of the Company.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, particularly with respect to the fair value determination of investments, and the differences could be material.

2.       PORTFOLIO INVESTMENTS:

         During 1996, the Company sold its 375,000 shares of RailAmerica, Inc. common stock, which represented its total investment as of December 31, 1995, and received net proceeds of $1,245,000. The Company recorded a net realized gain of $155,624 during the year ended December 31, 1996 as a result of this sale.

3.       DEFAULTED NOTE PAYABLE AND ACCRUED INTEREST:

         The Company had a note payable to a financial institution which was
         taken over by regulatory authorities.   At the time of the takeover,
         the Company had suspended payments on this note in an effort to negotiate extensions, refinance the obligation or reach a settlement. The Company had adjusted the cumulative interest accrued on the note to reflect the default rate of 18% in 1995. In 1996, a full settlement was reached in the matter which consisted of payment of principal of $310,000 and a release from all obligation. The favorable settlement in this matter has been reflected as an extraordinary item resulting from extinguishment of debt in the amount of $278,026.

4.       INCOME TAXES:

         The Company accounts for income taxes pursuant to the provisions of SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


4.       INCOME TAXES, CONTINUED:

         The provision for income taxes for 1996 and 1995 is summarized as follows:

                                         1996          1995
                                        ------       --------
         Current:
           Federal                      $    0       $ 62,945
           State                             0         32,949
                                        ------       --------
                                             0         95,894
                                        ------       --------
         Deferred:
           Federal                           0              0
           State                             0              0
                                        ------       --------
                                             0              0
                                        ------       --------
                 Total provision        $    0       $ 95,894
                                        ======       ========

         The significant components of the net deferred tax assets as of December 31, 1996, are as follows:

         Deferred tax assets:
           Net operating loss carryforward          $ 885,127
           Other                                       98,132
           Valuation allowance                       (983,259)
                                                    ---------
         Net deferred tax assets                    $       0
                                                    =========

         SFAS No. 109 requires a valuation allowance against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. At December 31, 1996, the Company has established a 100% valuation allowance against net deferred tax assets.

         For income tax purposes, the Company had a change in ownership during 1993 in connection with a private placement offering. The change in ownership resulted in an annual limitation on the amount of pre-change ownership net operating loss carryforwards which can be utilized to offset the Company's future taxable income. The annual limitation is approximately $128,000 and will be increased by the Company's pre-change built in gains when recognized.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


4.       INCOME TAXES, CONTINUED:

         As of December 31, 1996, the Company has available for federal income tax reporting purposes pre-change net operating losses of approximately $1,900,000 and post-change net operating losses of approximately $381,000. These net operating loss carryforwards expire in the years 1998 through 2008. Should the proposed merger discussed in Note 7 occur, utilization of those net operating loss carryforwards could be further limited.

         RATE RECONCILIATION

         A reconciliation of the difference between actual income tax expense and income taxes computed at the federal statutory tax rate is as follows:

                                                                1996     1995
                                                               ------   ------
         Federal statutory rate                                 34.00 %  34.00 %
         State rate net of federal benefit                       3.63 %   3.63 %
         Benefit of NOL with prior period valuation allowance  (37.63)% (10.42)%
                                                               ------   ------
                                                                 0.00 %  27.21 %
                                                               ======   ======

5.       CONCENTRATION OF CREDIT RISK:

         Financial instruments, which potentially subject the Company to concentration of credit risk, consist primarily of cash and note receivable. The Company maintains a majority of its cash with financial institutions that management considers to have a high credit standing. At times, such amounts may be in excess of the FDIC insured limits. The Company has a note receivable in the amount of $350,000 (See Note 7) with a single counterparty. The Company did not require the counterparty to provide collateral for the note; however, the principal and accrued interest thereon has been individually guaranteed by each of the three counterparty shareholders and their respective spouses. The Company, however, does not anticipate nonperformance by the counterparty.

6.       RELATED PARTY TRANSACTIONS:

         The Company and Josephthal were parties to a financial consulting agreement through March 1995 for which the Company paid Josephthal Lyon & Ross Incorporated ("Josephthal") $3,000 a month in consulting fees for services provided by Mr. Alan Jacobs, President and Chief Executive Officer of the Company. Until January 1, 1996, Mr. Jacobs was an employee of Josephthal. In March 1995, the consulting agreement was terminated. Beginning in April 1995 and through December 31, 1995, the Company agreed to pay Mr. Jacobs $3,000 a month in consulting fees directly. Starting in 1996, the monthly consulting fee was increased to $5,000 per month.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


6.       RELATED PARTY TRANSACTIONS, CONTINUED:

         Pursuant to a consulting agreement, the Company paid Mr. Franklyn Weichselbaum, as the Treasurer and Chief Financial Officer of the Company, $2,200 per month in consulting fees. Starting in 1996, the monthly consulting fee was increased to $3,500 per month.

         On January 11, 1996, the Board of Directors approved the payment of a retainer to each director of the Company of $10,000 for services to be rendered as a director during 1996 and granted 10,000 options to each of the four independent directors and to its two officers. This retainer is in addition to the normal recurring fees received of
         $1,500 per director per meeting attended.   Each option entitles the
         holder, for a period of four years commencing on April 15, 1996, to purchase shares of the Company's common stock at an initial exercise price of $3.00 per share. The exercise price exceeded the market price per share and the book value per share of the Company's common stock on the date of grant. The exercise price was subsequently adjusted to $0.75 per share to reflect the special cash distribution of $2.25 per share of common stock (See Note 8).

         General and administrative expenses for 1996 are substantially comprised of directors' fees and related expenses and consulting fees paid to the officers.

7.       PROPOSED MERGER:

         In 1996, the Company entered into an agreement to merge CRP Acquisition Corporation ("CRP"), its wholly-owned subsidiary, with and into Clean Room Products, Inc., a New York corporation. The proposed merger is subject to, among other things, the satisfactory completion by the Company of a legal and business review of Clean Room Products, Inc., and approval by the shareholders of the Company. CRP designs and constructs clean rooms and associated products for the semiconductor, pharmaceutical, biotechnology, medical device and other industries. In addition, CRP's film division produces UltracleanTM packaging materials for these industries. If the proposed merger is consummated, Clean Room Products, Inc. will become a wholly-owned subsidiary.

         In connection with the proposed merger, on December 12, 1996, the Company extended a loan to CRP. The loan was in the original principal amount of $350,000 with an interest rate equal to the prime rate, plus one percent (1%) per annum. The principal and the accrued interest, thereon, is due and payable on April 30, 1997. Each of the three CRP shareholders and their respective spouses have guaranteed repayment of this note.


8.       SPECIAL CASH DISTRIBUTIONS:

         On January 11, 1996, the Board of Directors approved a special cash distribution of $2.25 per share to the shareholders of record on January 11, 1996. The special cash distribution was approved by the Company's shareholders at a special meeting held on February 29, 1996 and the special cash distribution was paid on March 11, 1996.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


9.       LEGAL PROCEEDINGS:

         In January 1997, the Company was notified of potential alleged damages in connection with unspecified claims relating to previously terminated merger proceedings. As of the date hereof, to the best of the Company's knowledge, legal proceedings have not commenced. In the event of legal actions relating to such matters, the Company intends to vigorously defend its rights against any alleged claims.

                                  EXHIBIT INDEX

Exhibit
-------


2.1 Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of March 26, 1997, by and among the registrant, CRP Acquisition Corp. and Clean Room Products, Inc.

10.25 Promissory Note of Clean Room Products, Inc., dated December 12, 1996, in the original principal amount of $350,000.

21.1      Subsidiaries of the registrant.

24.1 Power of Attorney, located on page 24 of this Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996.

27.4      Financial Data Schedules for the fiscal year ended December 31 1996.

                                                                          EX-2.1

                   AMENDED AND RESTATED AGREEMENT & PLAN OF MERGER

                       [See Appendix V to the Proxy Statement]

                                                                        EX-10.25


                                   PROMISSORY NOTE

                                                                 EXHIBIT 10.25

                                Promissory Note



$350,000                                         Dated as of December 12, 1996

      For value received, Clean Room Products Inc., a New York corporation (the "Borrower"), promises to pay to the order of Boca Raton Capital Corporation, a Florida corporation (the "Lender"), at such times and in such amounts as hereinafter set forth, at the principal office of the Lender at Boca Raton Capital Corporation, 6516 Via Rosa, Boca Raton, Florida 33433, the principal sum of ($350,000), in lawful money of the United States of America, and to pay interest on the unpaid principal balance hereof in like money at such office from the date hereof until the principal hereof shall have become due and payable by acceleration or otherwise, at the rate per annum set forth below. The principal amount of this Note together with all accrued and unpaid interest hereon shall be due and payable on April 30, 1997. Interest on this Note shall be computed at a fixed rate per annum equal to the rate of interest as announced from time to time by Citibank, N.A. (the "Prime Rate") as of the date this Note is executed, plus one percent (1%). Interest at the foregoing rate shall be calculated on the basis of a 360-day year for the actual number of days elapsed (i.e. 1/360th of a full year's interest shall accrue for each day that any principal balance is outstanding under this Note). The unpaid principal balance of this Note may be prepaid at any time without premium or penalty. In the event that any Event of Default (as hereinafter defined) shall have occurred and be continuing, the rate of interest during such period shall be computed at the Prime Rate as of the date this note is executed plus five percent (5%).

      This Note is the Note referred to in the Agreement and Plan of Merger and Reorganization (the "Merger Agreement") dated as of December ____, 1996 made between the Borrower and the Lender. Capitalized terms used herein and not defined shall have the same meanings when used herein as in such Merger Agreement.

      The Borrower agrees to pay all costs incurred by any holder hereof, including reasonable attorneys' fees (including those for appellate proceedings), incurred in connection with any collection or attempted collection or enforcement hereof.

      In the event that any of the following events shall occur, each of which shall constitute a default hereunder (an "Event of Default"), all liabilities of the Borrower to the Lender evidenced by this Note shall become due and payable three (3) days after written notice is provided by the Lender to the Borrower except as set forth in clause (6) of this paragraph: (1) failure by the Borrower to pay any amount owed hereunder, within five (5) business days of the time when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for payment thereof or by acceleration thereof or otherwise; (2) failure by the Borrower to perform or comply with any obligation, promise, agreement or provision under this Note; (3) the dissolution or liquidation of the Borrower, (4) a decree or order shall be entered by a court for relief in respect of the Borrower under

Title 11 of the United States Code, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Borrower or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; (5) the Borrower shall file a petition or answer or consent seeking relief under Title 11 of the United States Code, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or any substantial part of its property, or the Borrower shall fail generally to pay its debts as such debts become due, or take corporate action in furtherance of any such action; or (6) termination of the Merger Agreement; provided that in the event of a termination of the Merger Agreement all liabilities of the Borrower evidenced by this Note shall become due and payable three (3) months after the Merger Agreement is terminated.

      All parties to this Note, including the Borrower and any sureties, endorsers or guarantors, hereby waive presentment for payment, demand, protest, notice of dishonor, notice of acceleration of maturity, and all defenses on the ground of extension of time for payment hereof, and agree to continue and remain bound for the payment of principal, interest and all other sums payable hereunder, notwithstanding any change or changes by way of release, surrender, exchange or substitution of any security for this Note or by way of any extension or extensions of time for payment of principal or interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice to or consent of any of them. The rights and remedies of the holder as provided herein shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of the holder, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

      Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Note shall be subject to the limitation that payments of interest to the Lender shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender (if any) which limit the maximum rate of interest which may be charged or collected by the Lender; provided, however, that nothing herein shall be construed to limit the Lender to presently existing maximum rates of interest, if an increased interest rate is hereafter permitted by reason of applicable federal or state legislation. In the event that the Borrower makes any payment of interest, fees or other charges, however denominated, pursuant to this Note, which payment results in the interest paid to the Lender to exceed the maximum rate of interest permitted by applicable law, any excess over such maximum shall be applied in reduction of the principal balance owed to the Lender as of the date of such payment, or if such excess exceeds the amount of principal owed to the Lender as of the date of such payment, the difference shall be paid by the Lender to the Borrower.

      THE BORROWER HEREBY, AND THE LENDER BY ITS ACCEPTANCE OF THIS NOTE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OR EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER MAKING THE LOAN EVIDENCED BY THIS NOTE.

      This Note shall be governed by and construed in accordance with the internal laws of the State of New York.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be executed on this December 12 day of 1996.

                                          CLEAN ROOM PRODUCTS, INC.


                                          By:  /s/ Paul Gerber
                                               ------------------
                                                Name: Paul Gerber
                                                Title: President

                                                                  EXHIBIT 21.1


                             List of Subsidiaries
                             --------------------

                             CRP Acquisition Corp.

                               FINANCIAL DATA SCHEDULE

[ARTICLE] 5
THIS SCHEDULE CONTAINS SUMMARY FINANCIAL INFORMATION EXTRACTED FROM THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995.

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-START]                             JAN-01-1996
[PERIOD-END]                               DEC-31-1996
[CASH]                                         518,645
[SECURITIES]                                         0
[RECEIVABLES]                                        0
[ALLOWANCES]                                         0
[INVENTORY]                                          0
[CURRENT-ASSETS]                               875,645
[PP&E]                                               0
[DEPRECIATION]                                       0
[TOTAL-ASSETS]                                 875,645
[CURRENT-LIABILITIES]                           84,887
[BONDS]                                              0
[PREFERRED-MANDATORY]                                0
[PREFERRED]                                          0
[COMMON]                                         1,125
[OTHER-SE]                                     789,633
[TOTAL-LIABILITY-AND-EQUITY]                   875,645
[SALES]                                              0
[TOTAL-REVENUES]                                36,637
[CGS]                                                0
[TOTAL-COSTS]                                        0
[OTHER-EXPENSES]                               423,684
[LOSS-PROVISION]                                     0
[INTEREST-EXPENSE]                                   0
[INCOME-PRETAX]                              (231,423)
[INCOME-TAX]                                         0
[INCOME-CONTINUING]                          (231,423)
[DISCONTINUED]                                       0
[EXTRAORDINARY]                                278,026
[CHANGES]                                            0
[NET-INCOME]                                    46,603
[EPS-PRIMARY]                                      .04
[EPS-DILUTED]                                      .04

================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 10-KSB/A

                 ANNUAL REPORT UNDER SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                         COMMISSION FILE NUMBER 0-16631
                         BOCA RATON CAPITAL CORPORATION
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

                 FLORIDA                                        59-2763089
(STATE OR OTHER JURISDICTION                                 (I.R.S. EMPLOYER
        OF INCORPORATION)                                    IDENTIFICATION NO.)

6516 VIA ROSA, BOCA RATON, FL                                     33433
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

         ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 750-2252

      SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE EXCHANGE ACT:

                                      NONE

      SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE EXCHANGE ACT:

                          COMMON STOCK, $.001 PAR VALUE

     CHECK WHETHER THE ISSUER (1) HAS FILED ALL REPORTS REQUIRED TO BE FILED BY
SECTION 13 OR 15(D) OF THE EXCHANGE ACT DURING THE PAST 12 MONTHS (OR FOR SUCH SHORTER PERIOD THAT THE ISSUER WAS REQUIRED TO FILE SUCH REPORTS), AND (2) HAS BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS. YES X NO

     CHECK IF THERE IS NO DISCLOSURE OF DELINQUENT FILERS IN RESPONSE TO ITEM 405 OF REGULATION S-B CONTAINED IN THIS FORM, AND NO DISCLOSURE WILL BE CONTAINED, TO THE BEST OF THE ISSUER'S KNOWLEDGE, IN DEFINITIVE PROXY OR INFORMATION STATEMENTS INCORPORATED BY REFERENCE IN PART III OF THIS FORM 10-KSB OR ANY AMENDMENT TO THIS FORM 10-KSB. [ X ]

     THE ISSUER'S REVENUES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 WERE APPROXIMATELY $192,200 WHICH CONSISTED OF APPROXIMATELY $36,600 IN TOTAL INVESTMENT INCOME AND APPROXIMATELY $155,600 IN NET UNREALIZED AND REALIZED GAIN ON INVESTMENTS.

     THE AGGREGATE MARKET VALUE OF THE VOTING STOCK HELD BY NON-AFFILIATES OF THE ISSUER AS OF MARCH 24, 1997 (COMPUTED BY REFERENCE TO THE AVERAGE BID AND ASKED PRICES OF ISSUER'S COMMON STOCK REPORTED ON THE OTC ELECTRONIC BULLETIN BOARD ON SUCH DATE) WAS $771,435. DIRECTORS AND OFFICERS AND TEN PERCENT OR GREATER SHAREHOLDERS ARE CONSIDERED AFFILIATES FOR PURPOSES OF THIS CALCULATION BUT SHOULD NOT NECESSARILY BE DEEMED AFFILIATES FOR ANY OTHER PURPOSE.

     THE NUMBER OF SHARES OUTSTANDING OF ISSUER'S COMMON STOCK AS OF MARCH 24, 1997 WAS 1,125,270.

       TRANSITIONAL SMALL BUSINESS DISCLOSURE FORMAT (CHECK ONE): YES__  NO X

================================================================================

                                      INDEX

                                                                                                       Page

                                     PART II
ITEM 7 - FINANCIAL STATEMENTS..........................................................................  1

ITEM 7 - FINANCIAL STATEMENTS

     The financial statements required by this Item, the accompanying notes thereto and the report of independent accountants are included as part of this Form 10-KSB/A and immediately follow the signature page of this Form 10-KSB/A.

                                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on August 27, 1997.

           Signatures                                  Title
           ----------                                  -----

/s/Alan L. Jacobs                       President, Chief Executive Officer
-----------------------------           and Director (Chief Executive Officer)
Alan L. Jacobs


/s/Alan L. Jacobs*                      Chief Financial Officer,
----------------------------            Secretary and Treasurer (Principal
Franklyn B. Weichselbaum                Financial and Accounting Officer)


/s/Alan L. Jacobs*                      Director
----------------------------
Robert H. Arnold


/s/Alan L. Jacobs*                      Director
----------------------------
Ronald L. Miller


/s/Alan L. Jacobs*                      Director
----------------------------
C. Lawrence Rutstein


/s/Alan L. Jacobs*                      Director
----------------------------
Alan H. Weingarten

* Pursuant to a Power of Attorney incorporated herein by reference to Exhibit
  24.1 of the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996.

                BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

INDEX TO FINANCIAL STATEMENTS



                                                                     Pages
Report of Independent  Accountants                                   F-1

Consolidated Balance Sheet as of December 31, 1996                   F-2

Consolidated Statements of Income for the Years Ended
  December 31, 1996 and 1995                                         F-3

Consolidated Statements of Shareholders' Equity
  for the Years Ended December 31, 1996 and 1995                     F-4

Consolidated Statements of Cash Flows for the Years Ended
  December 31, 1996 and 1995                                         F-5

Notes to Consolidated Financial Statements                    F-6 - F-11

[COOPERS & LYBRAND LOGO]                        [LETTERHEAD]


REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and the

Board of Directors of Boca Raton Capital Corporation



We have audited the accompanying consolidated balance sheet of Boca Raton Capital Corporation and Subsidiaries (the "Company") as of December 31, 1996 and the related consolidated statements of income, shareholders' equity, and cash flows for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Boca Raton Capital Corporation and Subsidiaries as of December 31, 1996, and the results of their operations and their cash flows for each of the two years in the period then ended in conformity with generally accepted accounting principles.




        [SIG]
COOPERS & LYBRAND L.L.P.



Miami, Florida
January 31, 1997, except for Note 9 and the last paragraph of Note 7, as to which the date is July 30, 1997

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
December 31, 1996


                                                                    1996
ASSETS

Cash                                                            $   518,645
Note receivable                                                     350,000
Prepaid expenses                                                      7,000
                                                                -----------
        Total assets                                            $   875,645
                                                                ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued expenses                         $    84,887
                                                                -----------

        Total liabilities                                            84,887
                                                                -----------

Shareholders' equity:
  Common stock, $.001 par value; authorized 40,000,000
    shares; 1,125,270 shares issued and outstanding                   1,125
  Additional paid-in capital                                      4,002,936
  Accumulated deficit                                            (3,213,303)
                                                                -----------
        Total shareholders' equity                                  790,758
                                                                -----------
        Total liabilities and shareholders' equity              $   875,645
                                                                ===========





The accompanying notes are an integral part of these consolidated financial statements.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
for the years ended December 31, 1996 and 1995



                                                                   1996            1995
Investment income:
  Interest                                                      $    36,637     $   126,781
  Other                                                                   0          29,212
                                                                -----------     -----------

          Total investment income                                    36,637         155,993
                                                                -----------     -----------
Operating expenses:
  General and administrative                                        222,299         172,448
  Professional fees                                                 198,448         142,599
  Interest                                                            2,937         200,529
                                                                -----------     -----------
          Total operating expenses                                  423,684         515,576
                                                                -----------     -----------
          Operating loss                                           (387,047)       (359,583)
                                                                -----------     -----------
Realized and unrealized gain (loss) on investments:
  Net realized gain on investments                                1,244,374       1,504,927
  Net decrease in unrealized appreciation of investments         (1,088,750)       (792,896)
                                                                -----------     -----------
          Net realized and unrealized gain on investments           155,624         712,031
                                                                -----------     -----------
Income (loss) before income taxes and extraordinary item           (231,423)        352,448
Income tax expense                                                        0          95,894
                                                                -----------     -----------
          Net income (loss) before extraordinary item              (231,423)        256,554

Extraordinary item - gain on extinguishment of debt                 278,026               0
                                                                -----------     -----------
Net income                                                      $    46,603     $   256,554
                                                                ===========     ===========
Income (loss) per share:
  Income (loss) before extraordinary gain                       $     (0.21)    $      0.23
  Extraordinary gain                                                   0.25               0
                                                                -----------     -----------
          Net income                                            $      0.04     $      0.23
                                                                ===========     ===========
Weighted average number of shares outstanding                     1,125,270       1,125,270
                                                                ===========     ===========






The accompanying notes are an integral part of these consolidated financial statements.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY for the years ended December 31, 1996 and 1995





                                   Shares        Par        Paid-In      Accumulated
                                 Outstanding    Value       Capital        Deficit           Total
                                 -----------   -------    -----------    ------------     -----------
Balance, December 31, 1994        1,125,270    $ 1,125    $ 6,534,795    $ (3,516,460)    $ 3,019,460
Net  income                               0          0              0         256,554         256,554
                                  ---------    -------    -----------    ------------     -----------

Balance, December 31, 1995        1,125,270      1,125      6,534,795      (3,259,906)      3,276,014
Net income                                0          0              0          46,603          46,603
Distribution to shareholders              0          0     (2,531,859)              0      (2,531,859)
                                  ---------    -------    -----------    ------------     -----------
Balance, December 31, 1996        1,125,270    $ 1,125    $ 4,002,936    $ (3,213,303)    $   790,758
                                  =========    =======    ===========    ============     ===========





The accompanying notes are an integral part of these consolidated financial statements.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
for the years ended December 31, 1996 and 1995



                                                                   1996            1995
Cash flows from operating activities:
  Net income                                                    $    46,603     $   256,554
    Adjustments to reconcile net income to net cash used in
      operating activities:
    Decrease in unrealized appreciation of investments            1,088,750         792,896
    Gain on sale of investment                                   (1,244,374)     (1,504,927)
    Extraordinary gain on extinguishment of debt                   (278,026)              0
    Interest accrued but not paid on defaulted note                       0         200,529
    Increase in other assets                                         (7,000)              0
    Decrease in accounts payable and accrued expenses               (40,337)              0
                                                                -----------     -----------
             Net cash used in operating activities                 (435,384)       (458,839)
                                                                -----------     -----------
Cash flows from investing activities:
  Proceeds from sale of investment                                1,245,000       1,505,469
  Proceeds from note receivable                                           0         522,514
  Issuance of notes receivable                                     (350,000)              0
                                                                -----------     -----------
             Net cash provided by investing activities              895,000       2,027,983
                                                                -----------     -----------
Cash flows from financing activities:
  Distribution to shareholders                                   (2,531,859)              0
  Payments of notes payable                                        (310,000)              0
                                                                -----------     -----------
             Net cash used in financing activities               (2,841,859)              0
                                                                -----------     -----------
Net increase (decrease) in cash                                  (2,382,243)      1,569,144
Cash, beginning of year                                           2,900,888       1,331,744
                                                                -----------     -----------
Cash, end of year                                               $   518,645     $ 2,900,888
                                                                ===========     ===========

Supplemental disclosures of cash flow information:
  Cash paid during the year for income taxes                    $    14,907     $    39,087
                                                                ===========     ===========





The accompanying notes are an integral part of these consolidated financial statements.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         Business

         Boca Raton Capital Corporation ("BRCC") was a non-diversified, closed-end investment company, which had elected and was granted the status as a Business Development Company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). During 1995, BRCC's Board of Directors were of the opinion that the shareholders return on assets was not sufficient to continue operations as a BDC. As such, BRCC's election to withdraw from its status as a BDC was filed with the Securities and Exchange Commission and became effective as of December 22, 1995. No material impact to the financial statements resulted from BRCC's change in status.

         PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements include the accounts of BRCC and its wholly-owned subsidiaries (collectively the "Company"). All material intercompany balances and transactions have been eliminated in consolidation.

         VALUATION OF PORTFOLIO INVESTMENTS

         The Company follows Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Under SFAS No. 115, investments are classified as either held to maturity, trading or available for sale depending upon whether the investment is a debt or equity security and management's intent with regards to the investment. The Company's investment in RailAmerica was classified as trading which called for the investment to be carried at fair value and changes in market value be credited or
         charged to income.   Investments for which market quotations are
         readily available are valued at market.   In the absence of market
         quotations, investments are valued at their fair value as determined in good faith by the Board of Directors. Due to the inherent uncertainty of this valuation, these estimates may differ significantly from the values that would have been used had a ready market for the investments existed.

         NET INCOME PER COMMON SHARE

         Net income per common share is computed using the weighted average number of common shares outstanding during each year.

         Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share", establishes standards for computing and presenting earnings per share and must be implemented by BRCC for both interim and annual periods ending after December 31, 1997. This pronouncement is not expected to have a material impact on the financial statements of the Company.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, particularly with respect to the fair value determination of investments, and the differences could be material.

2.       PORTFOLIO INVESTMENTS:

         During 1996, the Company sold its 375,000 shares of RailAmerica, Inc. common stock, which represented its total investment as of December 31, 1995, and received net proceeds of $1,245,000. The Company recorded a net realized gain of $155,624 during the year ended December 31, 1996 as a result of this sale.

3.       DEFAULTED NOTE PAYABLE AND ACCRUED INTEREST:

         The Company had a note payable to a financial institution which was
         taken over by regulatory authorities.   At the time of the takeover,
         the Company had suspended payments on this note in an effort to negotiate extensions, refinance the obligation or reach a settlement. The Company had adjusted the cumulative interest accrued on the note to reflect the default rate of 18% in 1995. In 1996, a full settlement was reached in the matter which consisted of payment of principal of $310,000 and a release from all obligation. The favorable settlement in this matter has been reflected as an extraordinary item resulting from extinguishment of debt in the amount of $278,026.

4.       INCOME TAXES:

         The Company accounts for income taxes pursuant to the provisions of SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


4.       INCOME TAXES, CONTINUED:

         The provision for income taxes for 1996 and 1995 is summarized as follows:

                                         1996          1995
                                        ------       --------
         Current:
           Federal                      $    0       $ 62,945
           State                             0         32,949
                                        ------       --------
                                             0         95,894
                                        ------       --------
         Deferred:
           Federal                           0              0
           State                             0              0
                                        ------       --------
                                             0              0
                                        ------       --------
                 Total provision        $    0       $ 95,894
                                        ======       ========

         The significant components of the net deferred tax assets as of December 31, 1996, are as follows:

         Deferred tax assets:
           Net operating loss carryforward          $ 885,127
           Other                                       98,132
           Valuation allowance                       (983,259)
                                                    ---------
         Net deferred tax assets                    $       0
                                                    =========

         SFAS No. 109 requires a valuation allowance against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. At December 31, 1996, the Company has established a 100% valuation allowance against net deferred tax assets.

         For income tax purposes, the Company had a change in ownership during 1993 in connection with a private placement offering. The change in ownership resulted in an annual limitation on the amount of pre-change ownership net operating loss carryforwards which can be utilized to offset the Company's future taxable income. The annual limitation is approximately $128,000 and will be increased by the Company's pre-change built in gains when recognized.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


4.       INCOME TAXES, CONTINUED:

         As of December 31, 1996, the Company has available for federal income tax reporting purposes pre-change net operating losses of approximately $1,900,000 and post-change net operating losses of approximately $381,000. These net operating loss carryforwards expire in the years 1998 through 2008. Should the proposed merger discussed in Note 7 occur, utilization of those net operating loss carryforwards could be further limited.

         RATE RECONCILIATION

         A reconciliation of the difference between actual income tax expense and income taxes computed at the federal statutory tax rate is as follows:

                                                                1996     1995
                                                               ------   ------
         Federal statutory rate                                 34.00 %  34.00 %
         State rate net of federal benefit                       3.63 %   3.63 %
         Benefit of NOL with prior period valuation allowance  (37.63)% (10.42)%
                                                               ------   ------
                                                                 0.00 %  27.21 %
                                                               ======   ======

5.       CONCENTRATION OF CREDIT RISK:

         Financial instruments, which potentially subject the Company to concentration of credit risk, consist primarily of cash and note receivable. The Company maintains a majority of its cash with financial institutions that management considers to have a high credit standing. At times, such amounts may be in excess of the FDIC insured limits. The Company has a note receivable in the amount of $350,000 (See Note 7) with a single counterparty. The Company did not require the counterparty to provide collateral for the note; however, the principal and accrued interest thereon has been individually guaranteed by each of the three counterparty shareholders and their respective spouses. The Company, however, does not anticipate nonperformance by the counterparty.

6.       RELATED PARTY TRANSACTIONS:

         The Company and Josephthal were parties to a financial consulting agreement through March 1995 for which the Company paid Josephthal Lyon & Ross Incorporated ("Josephthal") $3,000 a month in consulting fees for services provided by Mr. Alan Jacobs, President and Chief Executive Officer of the Company. Until January 1, 1996, Mr. Jacobs was an employee of Josephthal. In March 1995, the consulting agreement was terminated. Beginning in April 1995 and through December 31, 1995, the Company agreed to pay Mr. Jacobs $3,000 a month in consulting fees directly. Starting in 1996, the monthly consulting fee was increased to $5,000 per month.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


6.       RELATED PARTY TRANSACTIONS, CONTINUED:

         Pursuant to a consulting agreement, the Company paid Mr. Franklyn Weichselbaum, as the Treasurer and Chief Financial Officer of the Company, $2,200 per month in consulting fees. Starting in 1996, the monthly consulting fee was increased to $3,500 per month.

         On January 11, 1996, the Board of Directors approved the payment of a retainer to each director of the Company of $10,000 for services to be rendered as a director during 1996 and granted 10,000 options to each of the four independent directors and to its two officers. This retainer is in addition to the normal recurring fees received of
         $1,500 per director per meeting attended.   Each option entitles the
         holder, for a period of four years commencing on April 15, 1996, to purchase shares of the Company's common stock at an initial exercise price of $3.00 per share. The exercise price exceeded the market price per share and the book value per share of the Company's common stock on the date of grant. The exercise price was subsequently adjusted to $0.75 per share to reflect the special cash distribution of $2.25 per share of common stock (See Note 8).

         General and administrative expenses for 1996 are substantially comprised of directors' fees and related expenses and consulting fees paid to the officers.

7.       PROPOSED MERGER:

         In 1996, the Company entered into an agreement to merge CRP Acquisition Corporation ("CRP"), its wholly-owned subsidiary, with and into Clean Room Products, Inc., a New York corporation. The proposed merger is subject to, among other things, the satisfactory completion by the Company of a legal and business review of Clean Room Products, Inc., and approval by the shareholders of the Company. CRP designs and constructs clean rooms and associated products for the semiconductor, pharmaceutical, biotechnology, medical device and other industries. In addition, CRP's film division produces UltracleanTM packaging materials for these industries. If the proposed merger is consummated, Clean Room Products, Inc. will become a wholly-owned subsidiary.

         In connection with the proposed merger, on December 12, 1996, the Company extended a loan to CRP. The loan was in the original principal amount of $350,000 with an interest rate equal to the prime rate, plus one percent (1%) per annum. The principal and the accrued interest, thereon, is due and payable on April 30, 1997. Each of the three CRP shareholders and their respective spouses have guaranteed repayment of this note.

         As of July 30, 1997, CRP has not repaid the loan.

8.       SPECIAL CASH DISTRIBUTIONS:

         On January 11, 1996, the Board of Directors approved a special cash distribution of $2.25 per share to the shareholders of record on January 11, 1996. The special cash distribution was approved by the Company's shareholders at a special meeting held on February 29, 1996 and the special cash distribution was paid on March 11, 1996.

BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

9.       SUBSEQUENT EVENT:

         In June 1997, Weitzer Homebuilders Incorporated and Harry Weitzer commenced an action against the Company for unspecified damages in connection with a failed merger alleging breach of an agreement and plan of merger, fraudulent inducement, and fraudulent and negligent misrepresentation. The Company is vigorously defending its rights against any alleged wrongdoing. The Company is unable to estimate the potential loss, if any, that may result from this matter.

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 10-QSB

                QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  For the quarterly period ended June 30, 1997
                         Commission File Number 0-16631

                         BOCA RATON CAPITAL CORPORATION
--------------------------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

                 FLORIDA                              59-2763089
     -----------------------------------------------------------------
     (State or other jurisdiction of           (IRS Employer I.D. No.)
      incorporation or organization)

                       6516 Via Rosa, Boca Raton, FL 33433
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (561) 750-2252
                       -----------------------------------
                           (Issuer's telephone number)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date: 1,125,270 shares as of August 11, 1997.

                 BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES

                              INDEX TO FORM 10-QSB

                           QUARTER ENDED JUNE 30, 1997

PART I   FINANCIAL INFORMATION                                     Page No.
                                                                   --------
Item 1   Financial Statements
         Consolidated Balance Sheets -                                  3
         June 30, 1997 and December 31, 1996

         Consolidated Statements of Operations -
         Three and Six Months Ended June 30, 1997 and 1996              4

         Consolidated Statements of Cash Flows -
         Six Months Ended June 30, 1997 and 1996                        5

         Notes to Consolidated Financial Statements -                   6

Item 2   Management's Discussion and Analysis -                         7

PART II  OTHER INFORMATION

Item 1   Legal Proceedings                                              8

Item 4   Submission of Matters to a Vote of Security Holders            9

Item 5   Other Information                                              9

Item 6   Exhibits and Reports on Form 8-K                               9

         Signatures                                                    11

         Exhibit Index                                                 12

                 BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       June 30, 1997 and December 31, 1996

ASSETS                                                        1997          1996
                                                           -----------   -----------
                                                           (Unaudited)        *
  Cash                                                     $   301,171   $   518,645
  Note receivable                                              366,000       350,000
  Prepaid expenses                                              28,000         7,000
                                                           -----------   -----------

        Total assets                                       $   695,171   $   875,645
                                                           ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Accounts payable and accrued expenses                  $    90,837   $    84,887
                                                           -----------   -----------

      Total liabilities                                         90,837        84,887
                                                           -----------   -----------

Stockholders' equity:
  Common stock, $.001 par value; authorized 40,000,000
    shares; issued and outstanding, 1,125,270 shares
    at  June 30, 1997 and December 31, 1996, respectively        1,125         1,125
  Additional paid-in capital                                 4,002,936     4,002,936
  Accumulated deficit                                       (3,399,727)   (3,213,303)
                                                           -----------   -----------

        Total stockholders' equity                             604,334       790,758
                                                           -----------   -----------

        Total liabilities and stockholders' equity         $   695,171   $   875,645
                                                           ===========   ===========

*From audited financial statements

          See accompanying notes to consolidated financial statements.

                 BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
            for the six and three months ended June 30, 1997 and 1996
                                   (Unaudited)

                                                          Six months ended June 30,  Three months ended June 30,
                                                          -------------------------   -------------------------
                                                              1997          1996          1997          1996
                                                          -----------   -----------   -----------   -----------
Investment income:
  Interest income                                         $    19,912   $    27,503   $     9,589   $     2,460
                                                          -----------   -----------   -----------   -----------

       Total Investment income:                                19,912        27,503         9,589         2,460
                                                          -----------   -----------   -----------   -----------

Operating expenses:
  General and administrative                                  107,381       151,671        45,653        31,181
  Legal                                                        95,505        28,804        60,645            --
  Audit and tax                                                 3,450        12,375         1,135         3,775
  Interest                                                         --         2,937            --       (13,650)
                                                          -----------   -----------   -----------   -----------

        Total operating expenses                              206,336       195,787       107,433        21,306
                                                          -----------   -----------   -----------   -----------

        Operating loss                                       (186,424)     (168,284)      (97,844)      (18,846)

Realized and unrealized gain (loss) on investments:
  Net realized gain on investments                                 --     1,244,374            --     1,244,374
  Net decrease in unrealized appreciation of investments           --    (1,088,750)           --    (1,088,750)
                                                          -----------   -----------   -----------   -----------

        Net realized and unrealized gain on investments            --       155,624            --       155,624
                                                          -----------   -----------   -----------   -----------

Income (loss) before extraordinary item                      (186,424)      (12,660)      (97,844)      136,778

Extraordinary item - gain on extinguishment of debt                --       278,026            --       278,026
                                                          -----------   -----------   -----------   -----------

        Net income (loss)                                 $  (186,424)  $   265,366   $   (97,844)      414,804
                                                          ===========   ===========   ===========   ===========

Income (loss) per share:
  Income (loss) before extraordinary gain                 $     (0.17)  $     (0.01)  $     (0.09)  $      0.12
  Extraordinary gain                                               --          0.25            --          0.25
                                                          -----------   -----------   -----------   -----------

        Net income (loss)                                 $     (0.17)  $      0.24   $     (0.09)  $      0.37
                                                          ===========   ===========   ===========   ===========

    Weighted average number of shares                       1,125,270     1,125,270     1,125,270     1,125,270
                                                          ===========   ===========   ===========   ===========

          See accompanying notes to consolidated financial statements.

                 BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 for the six months ended June 30, 1997 and 1996
                                   (Unaudited)

                                                                   1997          1996
                                                               -----------   -----------
Cash flows from operating activities:
  Net income (loss)                                            $  (186,424)  $   265,366
  Adjustments to reconcile net income (loss)
    to net cash provided by (used in) operating activities:
      Decrease in unrealized appreciation of investments                       1,088,750
      Increase in note receivable                                  (16,000)           --
      Gain on sale of investment                                        --    (1,244,374)
      Extraordinary gain on extinguishment of debt                      --      (278,026)
      Increase in prepaid expenses                                 (21,000)      (28,000)
      Increase (decrease) in accounts payable
        and accrued expenses                                         5,950       (68,783)
                                                               -----------   -----------

          Net cash provided by (used in) operating activities     (217,474)     (265,067)
                                                               -----------   -----------

Cash flows from investing activities:
  Proceeds from sale of investment                                      --     1,245,000
                                                               -----------   -----------

          Net cash provided by (used in) investing activities           --     1,245,000
                                                               -----------   -----------

Cash flows from financing activities:
  Principal payments on notes payable                                   --      (310,000)
  Payment of special cash distribution on common stock                  --    (2,531,858)
                                                               -----------   -----------

          Net cash provided by (used in) financing activities           --    (2,841,858)
                                                               -----------   -----------

Net decrease in cash                                              (217,474)   (1,861,925)

Cash, beginning of period                                          518,645     2,900,888
                                                               -----------   -----------

Cash, end of period                                            $   301,171   $ 1,038,963
                                                               ===========   ===========

Supplemental disclosures of cash flow information
  Cash paid during the year for interest                       $        --   $     2,937
                                                               ===========   ===========

          See accompanying notes to consolidated financial statements.

                BOCA RATON CAPITAL CORPORATION AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)

NOTE 1: BASIS OF PRESENTATION

         The consolidated financial statements of Boca Raton Capital Corporation and Subsidiaries (the Company) included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations.

         In the opinion of management, the consolidated financial statements contain all adjustments which are of a recurring nature, and disclosures necessary to present fairly the consolidated balance sheets of the Company as of June 30, 1997 and December 31, 1996, the related consolidated statements of operations for the six and three months ended June 30, 1997 and 1996 and the consolidated statements of cash flows for the six months ended June 30, 1997 and 1996

NOTE 2: INCOME TAXES

         For income tax purposes, the Company had a change in ownership during 1993 in connection with a private placement offering. The change in ownership resulted in an annual limitation on the amount of pre-change ownership net operating loss carryfowards which can be utilized to offset the Company's future taxable income. The annual limitation is approximately $128,000 and will be increased by the Company's pre-change built in gains when recognized. As of December 31, 1996, the Company has available for federal income tax reporting purposes pre-change net operating losses of approximately $1,900,000 and post-change net operating losses of approximately $381,000. These net operating loss carryforwards expire in the years 1998 through 2008. Should the Proposed Merger (as defined below) occur, utilization of those net operating loss carryfowards would be further limited.

ITEM 2 - MANAGEMENT'S DISCUSSION AND ANALYSIS

Results of Operations

         The Company reported net income (loss) of $(186,424) and $265,366 for the six months ended June 30, 1997 and 1996, respectively. The net loss in the six months ended June 30, 1997 consisted of investment income of $19,912 less operating expenses of $206,336. Included in the net income for the six months ended June 30, 1996 was a net unrealized and realized gain of $155,624. The balance of net income (loss) consisted of investment income of $27,503 less operating expenses of $195,787 for the six months ended June 30,1996, and an extraordinary gain of $278,026 resulting from the extinguishment of debt in the six months ended June 30, 1996.

         Total investment income of $19,912 for the six months ended June 30, 1997 consisted of interest income. This is compared to total investment income of $27,503 for the six months ended June 30, 1996 which consisted of interest income. The decrease in interest income is a result of the decrease in the Company's assets due to the payment of operating expenses and the special cash distribution made in March of 1996.

         Operating expenses for the six months ended June 30, 1997 consisted of general and administrative expenses of $107,381 and professional fees of $98,955. Such expenses for the comparable period of 1996 consisted of general and administrative expenses of $151,671, professional fees of $41,179 and interest expense of $2,937. The decrease of $44,290 in general and administrative expenses was primarily a result of the payment in January 1996 of an annual retainer fee for 1996 of $10,000 per director ($50,000 in the aggregate), and costs related to a special meeting of shareholders held in February 1996. The increase on professional fees is due to the Proposed Merger with Clean Room Products, Inc.

         The Company reported a net income (loss) of $(97,844) and $414,804 for the three months ended June 30, 1997 and 1996, respectively. The net loss consisted of investment income of $9,589 and $2,460 less operating expenses of $107,433 and $21,306 for the three months ended June 30, 1997 and 1996, respectively. In addition, the Company had an extraordinary gain of $278,026 resulting from the extinguishment of debt in the three months ended June 30, 1996.

         Total investment income of $9,589 for the three months ended June 30, 1997 consisted of interest income. This is compared to total investment income of $2,460 for the three months ended June 30, 1996 which consisted of interest income.

         Operating expenses for the three months ended June 30, 1997 consisted of general and administrative expenses of $45,653 and professional fees of $61,780. Such expenses for the comparable period of 1996 consisted of general and administrative expenses of $31,181, professional fees of $3,775 and interest expense of $(13,650). The increase of $14,472 in general and administrative expenses and the increase on professional fees of $58,005 are primarily due to the Proposed Merger with Clean Room Products, Inc. The decrease in interest expense was related to the debt extinguishment.

Liquidity and Capital Resources

         The Company has $301,171 in cash and total liabilities of $90,838 at June 30, 1997. The Company has no liabilities due longer than twelve months.

         The Company has no sources of cash flow at present apart from interest income. The Company has minimal current operating expenses.

         At June 30, 1997 the Company did not maintain lines of credit, and none are anticipated.

         If the Proposed Merger, as discussed below, is not consummated the Company's current resources will be insufficient to meet the Company's obligations for the next 12 months. As a result , the Company would be forced to cease its operations.

                                     PART II

ITEM 1 - LEGAL PROCEEDINGS

         On June 30, 1994, BRCC entered into an Agreement and Plan of Merger ( "Weitzer Agreement") with Weitzer Homebuilders Incorporated ("WHB"), WHB Merger Sub, Inc. ("Sub"), Harry Weitzer and certain corporations controlled by Harry Weitzer (collectively, the "Weitzer Entities"). The Weitzer Entities terminated the proposed merger ("Failed Merger") on December 23, 1994. In June 1997, WHB and Harry Weitzer (collectively , the Weitzer Plaintiffs") commenced an action in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida, against BRCC for breach of the Weitzer Agreement, fraudulent inducement and fraudulent and negligent misrepresentation in connection with the Failed Merger. The Weitzer Plaintiffs alleged unspecified damages in this action. BRCC is vigorously defending its rights against the alleged claims.

ITEM 4 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         No matters were submitted to a vote of security holders during the six months ended June 30, 1997.

ITEM 5 - OTHER INFORMATION

         On December 12, 1996, the Company entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with CRP Acquisition Corp., a New York corporation and wholly-owned subsidiary of the Company ("Merger Sub"), and Clean Room Products, Inc., a New York Corporation ("CRP"). The Merger Agreement was subsequently amended by the parties thereto as of March 26, 1997. Subject to the terms and conditions of the Merger Agreement, as amended, Merger Sub shall be merged with and into CRP (the "Proposed Merger"). The Proposed Merger is subject to the satisfaction or waiver (if permissible) of certain conditions, including, but not limited to, the approval of the Company's shareholders. The Company intends to submit the Proposed Merger to the vote of the Company's shareholders at a special meeting of shareholders as soon as practicable. CRP designs and constructs clean rooms and associated products for the semiconductor, pharmaceutical. biotechnology, medical device and other industries. In addition, CRP's film division produces Ultraclean packaging materials for these industries.

         In connection with the Proposed Merger, On December 12 ,1996, the Company extended a loan (the "CRP Loan") to CRP. The CRP Loan was in the original principal amount of $350,000 with an interest rate equal to the prime rate of Citibank N.A. plus one percent (1%) per annum. The principal, and the accrued interest thereon, of the CPR Loan was due and payable on April 30, 1997. Each of the three shareholders of CPR and their respective spouses have individually guaranteed the repayment of the principal, and accrued interest thereon, of the CRP Loan. As of August 11, 1997, the CPR Loan has not been repaid.

ITEM 6 - EXHIBITS AND REPORTS ON FORM 8-K

The following exhibits are filed herewith:

2.1 Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of March 26, 1997, by and among the registrant, CPR Acquisition Corp. and Clean Room Products, Inc.; incorporated by reference to Exhibit 2.1 of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 (the "1996 10-K").

3.1 Amended and Restated Articles of Incorporation of the registrant; incorporated by reference to Exhibit 28.0 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1989 (the "1989 10-K").

3.9 Amended Bylaws of the registrant, as amended January 6, 1995; incorporated by reference to Exhibit 3.9 of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994 (the "1994 10-KSB").

27.6 Financial Data Schedule for the six months ended June 30, 1997.

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: August 11, 1997                    /s/ Alan L. Jacobs
                                         -----------------------------------
                                         Alan L. Jacobs, President
                                         (Principal Executive Officer)


Date: August 11, 1997                    /s/ Franklyn B. Weichselbaum
                                         -----------------------------------
                                         Franklyn B. Weichselbaum
                                         Chief Financial Officer & Treasurer

                                  EXHIBIT INDEX

27.6  Financial Data Schedule for the six months ended June 30, 1997.

                                                                     APPENDIX V

                              AMENDED AND RESTATED

                               AGREEMENT AND PLAN

                                       OF

                            MERGER AND REORGANIZATION

                                  by and among

                            BOCA RATON CAPITAL CORP.,

                              CRP ACQUISITION CORP.

                                       and

                           CLEAN ROOM PRODUCTS, INC.,

                              As of March 26, 1997

         AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER AND REORGANIZATION ("Agreement") dated as of March 26, 1997, between Boca Raton Capital Corp., a Florida corporation ("Boca"), CRP Acquisition Corp., a New York corporation and a wholly-owned subsidiary of Boca ("Sub"), and Clean Room Products, Inc., a New York corporation ("CRP").

                                    RECITALS

         1. Each of Boca, Sub and CRP are parties to that certain Agreement and Plan of Merger and Reorganization (the "Prior Agreement") dated as of December 12, 1996, and, hereby desire to make certain amendments to the Prior Agreement and to restate the Prior Agreement together with such amendments in this Agreement.

         2. Upon the terms and subject to the conditions of this Agreement and in accordance with the Business Corporation Law of the State of New York ("New York Law"), Sub and CRP will enter into a business combination transaction pursuant to which Sub will merge with and into CRP (the "Merger").

         3. The board of directors of CRP has determined that the Merger is consistent with and in furtherance of the long-term business strategy of CRP and is fair to, and in the best interests of, CRP and its shareholders (the "CRP Shareholders") and has approved and adopted this Agreement and has approved the Merger and the other transactions contemplated hereby and recommended approval and adoption of this Agreement and approval of the Merger by the CRP Shareholders.

         4. The respective boards of directors of Boca and Sub have determined that the Merger is consistent with and in furtherance of the long-term business strategy of such companies and is fair to, and in the best interests of, such companies and their shareholders, and has approved and adopted this Agreement and has approved the Merger and the other transactions contemplated hereby, subject to the conditions herein, and has agreed to recommend approval and adoption of this Agreement and approval of the Merger by the shareholders of Boca (the "Boca Shareholders").

         5. For federal income tax purposes, it is intended that the Merger qualify as a reorganization under the provisions of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

                                       1

                                   THE MERGER

         1.1 Merger. Subject to the terms and conditions hereof, at the Effective Time (as defined in Section 1.3 hereof), Sub shall be merged with and into CRP in accordance with New York Law. As a result of the Merger, the separate existence of Sub will cease and CRP, as the surviving corporation of the Merger (the "Surviving Corporation") shall, by virtue of the Merger, continue in existence under New York Law as a wholly-owned subsidiary of Boca.

         1.2 Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 9.1 and subject to the satisfaction or waiver, if permissible, of the conditions set forth in Article 8, the consummation of the Merger will take place as promptly as practicable (and in any event within two business days) after satisfaction or, if permissible, waiver of the conditions set forth in Article 8 at the offices of Rivkin, Radler & Kremer, EAB Plaza, Uniondale, New York 11556, unless another date, time or place is agreed to in writing by the parties hereto (the "Closing").

         1.3 Effective Time. As promptly as practicable after the satisfaction or, if permissible, waiver of the conditions set forth in Article 8, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of New York in such form as required by and executed in accordance with the relevant provisions of New York Law (the date and time of the later of such filings, or such later date or times as set forth therein, being the "Effective Time").

                                       2

                       ARTICLES OF INCORPORATION, BY-LAWS,
                             DIRECTORS AND OFFICERS

         2.1 Articles and By-Laws. The certificate of incorporation and by-laws of CRP in effect at the Effective Time shall be the certificate of incorporation and by-laws of the Surviving Corporation.

         2.2 Directors and Officers of Surviving Corporation. (a) The directors of the Surviving Corporation and Boca from and after the Effective Time shall consist of six (6) individuals:

                           Charles A. Chenes; ("Chenes");
                           Paul Gerber ("Gerber");
                           Kenneth Gross ("Gross");
                           Edward Nassberg ("Nassberg");

         and one (1) designee of Boca and one (1) designee of CRP who is reasonably satisfactory to the board of directors of Boca.

                  (b) The officers of the surviving Corporation and Boca from and after the Effective Time shall be as follows:

                           Charles A. Chenes         Chief Executive Officer and President
                           Joseph Flynn              Chief Financial Officer
                           Kenneth Gross             Secretary and Treasurer

         2.3 Corporate Name. The name of the Surviving Corporation shall be "Clean Room Products, Inc."

         2.4 Certain Effects of the Merger. At the Effective Time, the separate existence of Sub shall cease, and Sub shall be merged with and into CRP, which, as the Surviving Corporation, shall thereupon and thereafter possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of Sub and CRP. All the rights, privileges, powers and franchises of each of Sub and CRP, and all property, real, personal and mixed, and all debts due to either of Sub and CRP on whatever account, all contract rights and all other interests due or belonging to each of Sub and CRP, shall be vested in the Surviving Corporation. All property, rights, privileges, powers and franchises, and all and every other interest, shall thereafter be as effectively the property of the Surviving Corporation as they were of Sub and CRP and shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon any property of either of Sub and CRP shall be preserved unimpaired, and all debts, liabilities and duties of Sub and CRP shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Corporation.

                                        3

                              CONVERSION OF SHARES

         3.1 Conversion of Shares. At the Effective Time, by virtue of the Merger and without any further action:

                  (a) Each share of common stock, without par value, of CRP (the "CRP Common Stock") issued and outstanding immediately prior to the Effective Time owned by the CRP Shareholders shall be converted into the right to receive the number of shares of common stock, $0.001 par value, of Boca (the "Boca Common Stock") set forth in Section 3.1(d) below (the "Exchange Ratio"); provided, however, that, in any event, if between the date of this Agreement and the Effective Time the outstanding shares of Boca Common Stock or CRP Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or otherwise, the Exchange Ratio shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares or other adjustment and provided further, that such Exchange Ratio shall be adjusted to reflect any issuance of Boca Common Stock or CRP Common Stock, if any, after the date of this Agreement and prior to the Effective Time. All such shares of CRP Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate in accordance with the provisions of Section 3.2, certificates evidencing such number of shares of Boca Common Stock into which such CRP Common Stock was converted in accordance with the Exchange Ratio. The holders of such certificates previously evidencing such shares of CRP Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of CRP Common Stock except as otherwise provided herein or by law.

                  (b) Each share of CRP Common Stock held in the treasury of CRP immediately prior to the Effective Time shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

                  (c) Each issued and outstanding share of the capital stock of Sub shall be converted into and become one fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Surviving Corporation.

                  (d) The Exchange Ratio shall be 300,072 shares of Boca Common Stock for each share of CRP Common Stock, unless the litigation between CRP and Dan Purjes ("Purjes") described in Schedule 5.13 (the "Purjes Litigation") is settled prior to the Effective Time, in which case the Exchange Ratio shall be correspondingly adjusted to account for the issuance of CRP Common Stock to Purjes as set forth in Schedule 5.3 hereto.

         3.2 Exchange of Certificates. At the Closing, Boca shall deliver to each of the CRP Shareholders, in exchange for the CRP Shareholders' certificates representing all of the issued and outstanding CRP Common Stock held by such shareholder, certificates evidencing the shares of Boca Common Stock to which such shareholder is entitled pursuant to Section 3.1(a) hereof.

                                       4

                      EXCHANGE RATIO CONTINGENT ADJUSTMENT

         4.1 Post-Closing Financing. For a period of six (6) months immediately following the Effective Time (the "Escrow Period"), the Surviving Corporation shall use its best efforts to seek and obtain commitments for long-term debt or equity financing of the Surviving Corporation or Boca in an amount not less than $1.5 million in net proceeds, in the aggregate (collectively, the "Financing").

         4.2 Financing Escrow.

                  (a) At the Closing, the CRP Shareholders and, as the case may be, Purjes shall place, or caused to be placed, in escrow pursuant to an escrow agreement in the form of Exhibit A hereto (the "Escrow Agreement"), certificates representing, in the aggregate, 1,875,750 shares of Boca Common Stock (the "Escrowed Shares").

                  (b) Each of the CRP Shareholders shall place, or cause to be placed, into escrow 625,250 shares of Boca Common Stock, unless the Purjes Litigation is settled prior to the Effective Time, in which case the Escrowed Shares shall be placed, or caused to be placed, in escrow by the CRP Shareholders and Purjes in the amounts set forth below:

Gerber ...................................................    562,725 shares
Gross ....................................................    562,725 shares
Nassberg .................................................    562,725 shares
Purjes ...................................................    187,575 shares

         4.3 Escrowed Shares.

                  (a) Concurrently with the closing of the Financing prior to the expiration of the Escrow Period, the Escrowed Shares shall be released from escrow and delivered to the CRP Shareholders and Purjes, as the case may be, in accordance with the terms of the Escrow Agreement.

                  (b) If the closing of the Financing has not occurred prior to the expiration of the Escrow Period, the Escrowed Shares shall be released from escrow and delivered to the Boca for cancellation in accordance with the terms of the Escrow Agreement and shall be considered authorized but unissued shares of Boca Common Stock.

         4.4 Adjustment to Exchange Ratio. Except to the extent provided by law, the parties hereto covenant and agree that each party shall treat any delivery of the Escrowed Shares to the Surviving Corporation pursuant to Section 4.3(b) hereof as an adjustment to the Exchange Ratio.

                                       5

                      REPRESENTATIONS AND WARRANTIES OF CRP

         CRP hereby represents and warrants to Boca and Sub as follows:

         5.1 Organization. CRP is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a material adverse effect on CRP. CRP is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not, in the aggregate, have a material adverse effect on CRP.

         5.2 Subsidiaries. Except as set forth on Schedule 5.2, CRP has no direct or indirect Subsidiaries (as hereinafter defined) and owns no capital stock, other equity securities or similar equity investment, directly or indirectly, in any person, corporation, association, partnership, joint venture, trust or other entity. For purposes of this Agreement, the term "Subsidiary" or "Subsidiaries" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time of such determination, owned by CRP or Boca, as the case may be.

         5.3 Capitalization. The authorized capital stock of CRP consists of 200 shares of CRP Common Stock, of which 15 shares are issued and outstanding. However, if the Purjes Litigation is settled prior to the Effective Time, shares of CRP Common Stock shall be issued to Purjes in connection therewith, as set forth in Schedule 5.3. All of the outstanding shares of CRP Common Stock are, or will be when issued, duly authorized and validly issued, fully paid and nonassessable. Other than the shares of CRP Common Stock owned by the CRP Shareholders and, as the case may be, Purjes, listed on Schedule 5.3, no other shares of capital stock of CRP are outstanding, and none of such shares was issued in violation of any preemptive or preferential right. Except as set forth in Schedule 5.3, there are no outstanding subscriptions, warrants, options or other commitments obligating CRP or the CRP Shareholders to issue or dispose of any shares of CRP Common Stock or any other of its equity or debt securities. Since June 30, 1996, neither CRP nor any of the CRP Shareholders has (i) redeemed or acquired, nor is there any existing agreement obligating CRP or the CRP Shareholders to redeem or acquire, any shares of CRP Common Stock, or any other equity securities or any debt securities of CRP, (ii) declared or paid any dividend, distribution or other payment to shareholders (except for payment of salary and other benefits to CRP Shareholders in the customary amounts) or (iii) authorized or effected any split-up or recapitalization of CRP Common Stock.

         5.4 Power and Authority. CRP has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by CRP and the consummation by CRP of the Merger and of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of CRP and no other corporate proceedings on the part of CRP are necessary to authorize this Agreement or to consummate the transactions so contemplated (other than, with respect to the Merger, the approval and adoption of this Agreement by the holders of two-thirds of the then outstanding shares of CRP Common Stock and the filing and recordation of appropriate merger documents as required by New York Law). This Agreement has been duly executed and delivered by CRP and is, assuming the due authorization, execution and delivery hereof by Boca, enforceable in accordance with its terms, except as may by limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity.

         5.5 Consents and Approvals; No Violation. Except as set forth on
Schedule 5.5, neither the execution, delivery and performance of this Agreement by CRP nor the consummation of the transactions contemplated hereby will (i) conflict with or result in any breach of any provisions of the certificate of incorporation or by-laws of CRP, (ii) require any filing with, or permit, authorization, consent or approval of, any court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or agency (a "Governmental Entity") except (A) for (x) applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act of 1933, as amended (the "Securities Act"), state securities or "blue sky" laws and (y) filing and recordation of appropriate merger documents as required by New York Law and (B) where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not have a material adverse effect on CRP, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which CRP is a party or by which it or any of its properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to CRP, except, in the case of clauses (iii) or (iv), for violations, breaches or defaults which would not have a material adverse effect on CRP.

         5.6 Financial Information. The (i) audited (A) balance sheets of the company as at December 31, 1995 and 1994 (such balance sheet as at December 31, 1995 is sometimes referred to herein as the "Year-End Balance Sheet") and (B) statements of income, cash flows and changes in shareholders' equity of CRP for each of the years ended December 31, 1995, 1994 (each certified by Dalessio, Millner & Leben LLP) and 1993 (certified by BDO Seidman LLP), whose reports thereon are included therein (together with the Year-End Balance Sheet, the "Audited Financial Statements"), and (ii) unaudited (X) balance sheet of CRP as at June 30, 1996 (the "Interim Balance Sheet"), and (Y) statements of income, cash flows and changes in shareholders' equity of CRP for the six-month period then ended (together with the Interim Balance Sheet, the "Interim Financial Statements"), have been previously provided to Boca and Sub. Such balance sheets and the notes thereto are true, complete and accurate and fairly present the assets, liabilities and financial condition of CRP as of the respective dates thereof, and such consolidated statements of income, cash flows and changes in shareholders' equity and the notes thereto are true, complete and accurate and fairly present the results of operation of CRP for the period therein referred to, all in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved, except, with respect to the Interim Financial Statements, for certain normal and recurring adjustments that are only made as of year end and which are not material.

         5.7 No Undisclosed Liabilities. Except as set forth on Schedule 5.7, on the date hereof, CRP does not have any liability or obligation of any nature, whether fixed or contingent or otherwise, whether due or to become due, other than those reflected or reserved against in the Interim Balance Sheet or otherwise disclosed in the notes thereto, those liabilities disclosed elsewhere in this Agreement or the Schedules hereto, those liabilities incurred since the date of the Interim Balance Sheet in the ordinary course of business or those liabilities which, in the aggregate, would not have a material adverse effect on CRP.

         5.8 Absence of Certain Changes. Except as set forth on Schedule 5.8, and except as otherwise contemplated by this Agreement, (a) since the date of the Interim Balance Sheet the business of CRP has been conducted only in the ordinary course, consistent with past practice, and there has not occurred any event, condition, circumstance, change or development (whether or not in the ordinary course of business consistent with past practice) that, individually or in the aggregate, has had or, in the future, is reasonably likely to have a material adverse effect on CRP, and (b) since the date of the Interim Balance Sheet, neither the CRP Shareholders nor CRP has taken any action which, if taken after the date of this Agreement, would constitute a breach of any of the covenants set forth in Article 7 hereof.

         5.9 Properties, Leases and Equipment. Schedule 5.9 sets forth a brief description of all real property owned or leased by CRP. CRP has good and marketable title to its real and personal properties and assets, subject to no mortgages, liens, charges, encumbrances, security interests or any claims of any nature (except the lien of current taxes whether or not due and payable) not reflected in the Interim Financial Statements or the Schedules hereto. All of the equipment, machinery, furniture and fixtures and other assets owned by CRP are physically located in or about its premises and, except as described in
Schedule 5.9, none of it is subject to any commitment or other arrangement for its use by the CRP Shareholders or any other person. The plants, warehouses, structures, machinery and equipment of CRP are in good operating condition and repair, subject only to ordinary wear and tear, and are not, to the best of CRP's knowledge, in violation in any respect of any material applicable building, zoning, safety or other law, ordinance or regulation in respect thereof.

         5.10 Accounts Receivable. Except as provided in Schedule 5.10, accounts receivable of CRP on the date hereof and at the Effective Time arose or will have arisen in the ordinary course of business, and are or will be accurately and fairly reflected in the Interim Financial Statements and the books and records of CRP, subject to all applicable reserves. CRP believes that the reserve established by CRP for bad debts or uncollectible accounts receivable on its Interim Balance Sheet is adequate and that bad debts and uncollectible accounts receivable will not exceed the reserve for bad debts or for uncollectible accounts receivable reflected on the Interim Balance Sheet of CRP.

         5.11 Inventory. The inventory disclosed in the Interim Balance Sheet of CRP at June 30, 1996 is determined in accordance with GAAP, valued on a basis consistent with that adopted in prior years. Except as set forth in Schedule 5.11, the inventory of CRP is of merchantable quality and in good condition and is not subject in whole or in part to any lien, mortgage, pledge, hypothecation, encumbrance, or claim of any nature. At the Effective Time, inventory will be at levels consistent with past practices.

         5.12 Patents, Trademarks, Service Marks and Copyrights. Schedule 5.12 lists and describes all of the patents, trademarks, service marks, trademark registrations and applications therefor, trade names, copyrights, and copyright registrations and applications therefor owned by or registered in the name of CRP in the United States or any other country, or in which CRP has any rights by license or otherwise. CRP owns, or is validly licensed under, such patents, trademarks, service marks, trade names and copyrights necessary for the conduct of its business as now operated without conflict with the rights of others. Except as described herein or in Schedule 5.12, no patent, trademark or other property right used by CRP in connection with its respective business is owned by any other party. CRP has full right to use all processes, systems, business plans, publications and products used by it in its business or necessary for its business, subject only to the restrictions or agreements listed on Schedule 5.12.

         5.13 Litigation. Except as set forth in Schedule 5.13 hereto, there is no suit, claim, action, proceeding or investigation pending or, to the best knowledge of CRP, threatened against CRP before any Governmental Entity which, individually or in the aggregate, is reasonably likely to have a material adverse effect on CRP or a material adverse effect on the ability of CRP to consummate the transactions contemplated by this Agreement. Except as set forth in Schedule 5.13 hereto, CRP is not subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen, individually or in the aggregate, would in the future have a material adverse effect on CRP or a material adverse effect on the ability of CRP to consummate the transactions contemplated hereby.

         5.14 Reports and Taxes. CRP has properly filed or caused to be filed all federal, state and local income and other tax returns, reports and declarations that are required by applicable law to be filed by it, and has paid, or made full and adequate provision for the payment of, all federal, state, local and other income and other taxes properly due for the periods covered by such returns, reports and declarations, except such taxes, if any, as are adequately reserved against in its Interim Balance Sheet or the absence of any of which would have a material adverse effect on CRP. CRP has complied in all material respects with all provisions of the Code relating to the withholding of taxes and has not presently pending any request for an extension of time within which to file any tax return or for a waiver of the statute of limitations with respect to any taxes or tax returns. Except as disclosed in
Schedule 5.14, CRP has not
received notice of any tax deficiency outstanding, proposed or assessed against it, nor has CRP executed any waiver of any statute of limitations on the assessment or collection of any tax, which in any such event could have a material adverse effect on CRP.

         5.15 Agreements. Except as set forth in Schedule 5.15 hereto, CRP is not in breach or violation of or in default in the performance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under (a) its certificate of incorporation or by-laws or (b) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument or obligation to which it is bound or to which any of its assets or property is subject, which breaches, violations or defaults, in the case of clause (b) of this Section 5.15, would have, in the aggregate, a material adverse effect on CRP. Except for agreements set forth in Schedule 5.15 hereto, CRP is not a party to any material agreement not made in the ordinary course of its business.

         5.16 Employees and Labor Relations. With respect to its employees, CRP is in substantial compliance with all federal, state, foreign and local laws and regulations respecting employment and employment practices, terms and conditions of employment, wages and hours and work places. Except as listed on Schedule 5.16, there is no unfair labor practice complaint against CRP pending before the National Labor Relations Board or strike, lockout, dispute, or work stoppage pending or threatened against or involving CRP and none has occurred since January 1, 1993, (ii) no union organization campaign is in progress or, to the best of CRP's knowledge, threatened, (iii) no charges, audits, investigations or complaint proceedings are pending before the Equal Employment Opportunity Commission or any state, local or federal agency responsible for the prevention of unlawful employment practices with respect to CRP and

(iv) CRP has not received notice of the intent of any federal, state or local agency to conduct an audit or an investigation of or relating to or including such employees or employment practices and no such investigation is in progress.

         5.17 Employee Benefit Plans and ERISA.

                  (a) CRP maintains such pension, benefit and welfare plans as are listed in Schedule 5.17. CRP has provided Boca with correct and complete copies (incorporating all amendments) of the plans set forth in such Schedule 5.17.

                  (b) All such pension, benefit and welfare plans of CRP have been administered in compliance with their terms and, where applicable, the Employee Retirement Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA") and the Code, in all material respects. The Internal Revenue Service ("IRS") has issued a favorable determination letter with respect to the qualification of each such plan which is intended to be qualified under Section 401(a) of the Code and the exemption of any corresponding trust under Section 501(a) of the Code. A copy of the most recent determination letter for each such plan will be furnished to Boca upon request. CRP is not aware of anything which has occurred since the date of any such determination letter that could cause the relevant plan or trust to lose such qualification or exemption.

                  (c) With respect to each pension, benefit and welfare plan:
         (i) there is no fact, including, without limitation, any Reportable Event (as described in Section 4043(b) of ERISA), that exists that would constitute grounds for termination of such plan by the Pension Benefit Guaranty Corporation ("PBGC") or for the appointment by the appropriate United States District Court of a trustee to administer such plan, in each case as contemplated by ERISA; (ii) to the best of CRP's knowledge, neither CRP nor any fiduciary, trustee or administrator of any such plan has engaged in a Prohibited Transaction (as described in Section 406 of ERISA) that could subject CRP to any material tax or penalty; (iii) CRP has not incurred any material liability to the PBGC (except for the payment of premiums to the PBGC which are described in Section 4006 of ERISA); and (iv) there is no material Accumulated Funding Deficiency (within the meaning of Section 412 of the Code).

                  (d) No plan which is subject to Title IV of ERISA has been terminated during the four-year period ending on the date hereof.

                  (e) CRP has no knowledge of any material liability being incurred under Title IV of ERISA by it with respect to any pension plan maintained by a trade or business (whether or not incorporated) which is under common control with, or part of a controlled group of corporations with CRP within the meaning of Sections 414(b) or (c) of the Code.

                  (f) There has occurred no complete withdrawal or partial withdrawal with respect to any multi-employer plan (within the meaning of Section 4001(a)(3) of ERISA) that could cause CRP to incur any material liability under or as a result of ERISA.

         5.18 Information in Disclosure Documents. None of the information supplied or to be supplied by CRP in writing specifically for inclusion or incorporation by reference in the proxy statement relating to the meeting of the Boca Shareholders to be held in connection with the Merger (the "Proxy Statement") will, at the date mailed to the Boca Shareholders, at the time of the meeting of Boca Shareholders to be held in connection with the Merger and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         5.19 Brokers. No broker, finder or investment banker (other than Josephthal, Lyon & Ross Incorporated ("Josephthal")) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated herein based upon arrangements made by or on behalf of CRP. CRP has heretofore furnished to Boca a complete and correct copy of the agreement between CRP and Josephthal pursuant to which such firm would be entitled to any payment relating to the transactions contemplated herein.

         5.20 Accuracy of Information, Etc. The information with respect to CRP, and the representations and warranties made in this Agreement, and in any statement, certificate, exhibit, or other document furnished or made available by CRP to Boca or Sub pursuant to this Agreement or in connection with the transactions contemplated hereby are true, correct and complete and do not contain any statement which is false or misleading with respect to a material fact required to be set forth herein or therein, and do not omit to state a material fact necessary or required to be stated herein or therein in order to make the statements contained herein or therein not materially false or misleading.

                                       6

                 REPRESENTATIONS AND WARRANTIES OF BOCA AND SUB

         Boca and Sub hereby represent and warrant to CRP as follows:

         6.1 Organization. Each of Boca and Sub is a corporation duly organized, validly existing and in good standing under the laws of the States of Florida and New York, respectively, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a material adverse effect on Boca and Sub taken as a whole. Each of Boca and Sub is duly qualified or licensed to do business and in good standing in each jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not, in the aggregate, have a material adverse effect on Boca and Sub taken as a whole.

         6.2 Subsidiaries. Except as set forth in Schedule 6.2 and other than Sub, a wholly-owned subsidiary of Boca organized solely for the purpose of participating in the Merger, neither Boca nor Sub has any direct or indirect Subsidiaries and neither Boca nor Sub owns any capital stock, other equity securities or similar equity investment, directly or indirectly, in any person, corporation, association, partnership, joint venture, trust or other entity.

         6.3 Capitalization. The authorized capital stock of Boca consists of
(i) 40 million shares of Boca Common Stock, of which 1,125,270 shares are issued and outstanding and (ii) 5 million shares of preferred stock, par value $1.00, of which no shares are issued and outstanding. All of the outstanding shares of Boca Common Stock are duly authorized and validly issued, fully paid and nonassessable. Except as set forth in Schedule 6.3, there are no outstanding subscriptions, warrants, options or other commitments obligating Boca to issue any shares of Boca Common

Stock or any other of its equity or debt securities. Since June 30, 1996, neither Boca nor any of the Boca Shareholders has (i) redeemed or acquired, nor is there any existing agreement obligating Boca or the Boca Shareholders to redeem or acquire, any shares of Boca Common Stock, or any other equity securities or any debt securities of Boca, (ii) declared or paid any dividend, distribution or other payment to shareholders (except for payment of salary and other benefits to shareholders in the customary amounts) or (iii) authorized or effected any split-up or recapitalization of Boca Common Stock. The authorized capital stock of Sub consists of 100 shares of common stock, par value $0.01 per share, of which one share is validly issued, fully paid and nonassessable (the "Sub Common Stock").

         6.4 Power and Authority. Boca and Sub have the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, subject to the approval of the Boca Shareholders as set forth in Section 6.18. The execution, delivery and performance of this Agreement by each of Boca and Sub and the consummation by Sub of the Merger and by Boca and Sub of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Boca and Sub, other than as set forth below, and no other corporate proceedings on the part of Boca or Sub are necessary to authorize this Agreement or to consummate the transactions so contemplated (other than, with respect to the Merger, the approval and adoption of this Agreement by (i) the holders of such number of then outstanding shares of Boca Common Stock as required pursuant to the Articles of Incorporation of Boca and applicable Florida Law and (ii) the holders of two-thirds of the then outstanding shares of Sub Common Stock, and the filing and recordation of appropriate merger documents as required by New York Law). This Agreement has been duly executed and delivered by Boca and Sub, as the case may be, and is, assuming the due authorization, execution and delivery hereof by CRP, enforceable in accordance with its terms, except as may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and subject to general principles of equity.

         6.5 Consents and Approvals; No Violation. Neither the execution, delivery and performance of this Agreement by Boca and Sub nor the consummation of the transactions contemplated hereby will (i) conflict with or result in any breach of any provisions of the articles of incorporation or by-laws of Boca and Sub, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity, except (A) for (x) applicable requirements, if any, of the Exchange Act, the Securities Act, state securities or "blue sky" laws and
(y) filing and recordation of appropriate merger documents as required by New York Law and (B) where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not have a material adverse effect on Boca and Sub taken as a whole, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Boca or Sub is a party or by which it or any of its properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Boca or Sub, except, in the case of clauses (iii) or (iv), for violations, breaches or defaults which would not have a material adverse effect on Boca and Sub taken as a whole.

         6.6 SEC Reports and Financial Statements. Boca has filed with the Securities and Exchange Commission (the "SEC"), and has heretofore made available to CRP true and complete copies of, all forms, reports and documents required to be filed by it since January 1, 1995 under the Exchange Act or the Securities Act (as such documents have been amended since the time of their filing, collectively, the "Boca SEC Documents"). Boca's Annual Reports on form 10-KSB for the years ended December 31, 1996 and 1995 (the "Boca 10-KSBs"), including without limitation any financial statements or schedules included therein, at the time filed, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Exchange Act or the Securities Act, as the case may be. The financial statements of Boca included in the Boca 10-KSBs comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB of the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments) the financial position of Boca as at the dates thereof and the results of its operations and cash flows for the periods then ended. Except as reflected, reserved against or otherwise disclosed in the financial statements of Boca included in the Boca SEC Documents, as otherwise disclosed in the Boca SEC Documents or as disclosed on Schedule 6.6 hereto, Boca does not have any material liabilities or obligations (absolute, accrued, fixed, contingent or otherwise).

         6.7 Information in Disclosure Documents and Registration Statements. None of the information supplied or to be supplied by Boca or Sub in writing specifically for inclusion or incorporation by reference in the Proxy Statement in connection with the Merger (the "Proxy Statement") will, at the date mailed to the Boca Shareholders, at the time of the meeting of the Boca Shareholders to be held in connection with the Merger and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will when filed comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder, except that no representation is made by Boca with respect to statements made therein based on information supplied by CRP in writing for inclusion in the Proxy Statement.

         6.8 No Undisclosed Liabilities. On the date hereof, neither Boca nor Sub has any liability or obligation of any nature, whether fixed or contingent or otherwise, whether due or to become due, other than those set forth on
Schedule 6.8 hereto, and those reflected or reserved against in the Boca SEC Documents, those liabilities disclosed elsewhere in this Agreement or the Schedules hereto, or liabilities incurred since the date of the Boca SEC Documents in the ordinary course of business or those liabilities which, in the aggregate, would not have a material adverse effect on Boca and Sub, taken as a whole.

         6.9 Absence of Certain Changes. Except as otherwise contemplated by this Agreement, since June 30, 1996, (a) the business of Boca has been conducted only in the ordinary course, consistent with past practice, and there has not occurred any event, condition, circumstance, change or development (whether or not in the ordinary course of business consistent with past practice) that, individually or in the aggregate, has had or, in the future, is reasonably likely to have a material adverse effect on Boca, and (b) neither the Boca Shareholders nor Boca has taken any action which, if taken after the date of this Agreement, would constitute a breach of any of the covenants set forth in Article 7 hereof.

         6.10 Properties, Leases and Equipment. Schedule 6.10 sets forth a brief description of all real property owned or leased by Boca. Sub does not own or lease any real property. Boca has good and marketable title to its respective real and personal properties and assets, subject to no mortgages, liens, charges, encumbrances, security interests or any claims of any nature (except the lien of current taxes whether or not due and payable) not reflected in the Boca SEC Documents or the Schedules hereto. All of the equipment, machinery, furniture and fixtures and other assets owned by Boca are physically located in or about its premises and, except as set forth in the Boca SEC Documents, none of it is subject to any commitment or other arrangement for its use by the Boca Shareholders or any other person. The plants, warehouses, structures, machinery and equipment of Boca are in good operating condition and repair, subject only to ordinary wear and tear, and are not, to the best of Boca's knowledge, in violation in any respect of any material applicable building, zoning, safety or other law, ordinance or regulation in respect thereof.

         6.11 Accounts Receivable. Except as provided in Schedule 6.11, accounts receivable of Boca on the date hereof and at the Effective Time arose or will have arisen in the ordinary course of business, and are or will be accurately and fairly reflected in the Boca SEC Documents for September 30, 1996 and the books and records of Boca, subject to all applicable reserves. Boca believes that the reserve established by Boca for bad debts or uncollectible accounts receivable in the Boca SEC Documents for September 30, 1996 is adequate and that bad debts and uncollectible accounts receivable will not exceed the reserve for bad debts or for uncollectible accounts receivable reflected in the Boca SEC Documents for September 30, 1996 by any material amount.

         6.12 Patents, Trademarks, Service Marks and Copyrights. Schedule 6.12 lists and describes all of the patents, trademarks, service marks, trademark registrations and applications therefor, trade names, copyrights, and copyright registrations and applications therefor owned by or registered in the name of Boca in the United States or any other country, or in which Boca has any rights by license or otherwise. Boca owns, or is validly licensed under, such patents, trademarks, service marks, trade names and copyrights necessary for the conduct of its business as now operated, to the best knowledge of its shareholders, without conflict with the rights of others. Except as described herein or in
Schedule 6.12, no patent, trademark or other property right used by Boca in connection with its respective business is owned by any other party. Boca has full right to use all processes, systems, business plans, publications and products used by it in its business or necessary for its business, subject only to the restrictions or agreements listed on Schedule 6.12.

         6.13 Litigation. Except as disclosed in the Boca SEC Documents filed prior to the date of this Agreement and in Schedule 6.13, there is no suit, claim, action, proceeding or investigation pending or, to the best knowledge of Boca, threatened against Boca or Sub before any Governmental Entity which, individually or in the aggregate, is reasonably likely to have a material adverse effect on Boca and Sub taken as a whole or a material adverse effect on the ability of Boca or Sub to consummate the transactions contemplated by this Agreement. Except as set forth in Schedule 6.13, neither Boca nor Sub is subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen, individually or in the aggregate, would in the future have a material adverse effect on Boca and Sub taken as a whole or a material adverse effect on the ability of Boca or Sub to consummate the transactions contemplated hereby.

         6.14 Reports and Taxes. Each of Boca and Sub has properly filed or caused to be filed all federal, state and local income and other tax returns, reports and declarations that are required by applicable law to be filed by it, and has paid, or made full and adequate provision for the payment of, all federal, state, local and other income and other taxes properly due for the periods covered by such returns, reports and declarations, except such taxes, if any, as are adequately reserved against in its balance sheet dated as of September 30, 1996 included in the Boca SEC Documents or the absence of any of which would have a material adverse effect on Boca and Sub taken as a whole. Each of Boca and Sub has complied in all material respects with all provisions of the Code relating to the withholding of taxes and has not presently pending any request for an extension of time within which to file any tax return or for a waiver of the statute of limitations with respect to any taxes or tax returns. Except as disclosed in Schedule 6.14, neither Boca nor Sub has received notice of any tax deficiency outstanding, proposed or assessed against it, nor has Boca or Sub executed any waiver of any statute of limitations on the assessment or collection of any tax, which in any such event could have a material adverse effect on Boca and Sub taken as a whole.

         6.15 Agreements. Except as set forth in Schedule 6.15, neither Boca nor Sub is in breach or violation of or in default in the performance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under (a) Boca or Sub's articles of incorporation or by-laws or (b) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument or obligation to which either Boca or Sub is bound or to which any of its assets or property is subject, which breaches, violations or defaults, in the case of clause (b) of this Section 6.15, would have, in the aggregate, a material adverse effect on Boca and Sub taken as a whole. Except for contracts set forth in Schedule 6.15 hereto or in the Boca SEC Documents, neither Boca nor Sub is a party to any material contract not made in the ordinary course of its business.

         6.16 Employees and Labor Relations. With respect to its employees, each of Boca and Sub is in substantial compliance with all federal, state, foreign and local laws and regulations respecting employment and employment practices, terms and conditions of employment, wages and hours and work places. Except as listed on Schedule 6.16, there is no unfair labor practice complaint against Boca or Sub pending before the National Labor Relations Board or strike, lockout, dispute, or work stoppage pending or threatened against or involving Boca or Sub and none has occurred since January 1, 1993, (ii) no union organization campaign is in progress or, to the best of Boca's knowledge, threatened, (iii) no charges, audits, investigations or complaint proceedings are pending before the Equal Employment Opportunity Commission or any state, local or federal agency responsible for the prevention of unlawful employment practices with respect to Boca or Sub and (iv) neither Boca nor Sub has received notice of the intent of any federal, state or local agency to conduct an audit or an investigation of or relating to or including such employees or employment practices and no such investigation is in progress.

         6.17 Employee Benefit Plans and ERISA.

                  (a) Boca maintains such pension, benefit and welfare plans as are listed in Schedule 6.17. Boca has provided CRP with correct and complete copies (incorporating all amendments) of the plans set forth in such Schedule 6.17. Sub does not maintain any pension, benefit or welfare plans.

                  (b) All such pension, benefit and welfare plans of Boca have been administered in compliance with their terms and, where applicable, ERISA and the Code, to all material extents. The IRS has issued a favorable determination letter with respect to the qualification of each such plan which is intended to be qualified under Section 401(a) of the Code and the exemption of any corresponding trust under Section 501(a) of the Code. A copy of the most recent determination letter for each such plan will be furnished to CRP upon request. Boca is not aware of anything which has occurred since the date of any such determination letter that could cause the relevant plan or trust to lose such qualification or exemption.

                  (c) With respect to each pension, benefit and welfare plan:
         (i) there is no fact, including, without limitation, any Reportable Event (as described in Section 4043(b) of ERISA), that exists that would constitute grounds for termination of such plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such plan, in each case as contemplated by ERISA; (ii) to the best of Boca's knowledge, neither Boca nor any fiduciary, trustee or administrator of any such plan has engaged in a Prohibited Transaction that could subject Boca to any material tax or penalty; (iii) Boca has not incurred any material liability to the PBGC (except for the payment of premiums to the PBGC which are described in Section 4006 of ERISA); and (iv) there is no material Accumulated Funding Deficiency.

                  (d) No plan which is subject to Title IV of ERISA has been terminated during the four-year period ending on the date hereof.

                  (e) Boca has no knowledge of any material liability being incurred under Title IV of ERISA by it with respect to any pension plan maintained by a trade or business (whether or not incorporated) which is under common control with, or part of a controlled group of corporations with Boca within the meaning of Sections 414(b) or (c) of the Code.

                  (f) There has occurred no complete withdrawal or partial withdrawal with respect to any multi-employer plan (within the meaning of Section 4001(a)(3) of ERISA) that could cause Boca to incur any material liability under or as a result of ERISA.

         6.18 Vote Required. The affirmative vote of the holders of Boca Common Stock, as set forth in the articles of incorporation of Boca as in effect on the date hereof, is the only vote of the holders of any class or series of Boca capital stock necessary to approve the transaction contemplated herein.

         6.19 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated herein based upon arrangements made by or on behalf of Boca or Sub provided, however that Spencer Trask Securities, Inc. ("Spencer Trask") has or shall be retained as an independent financial advisor to render an opinion regarding the fairness of the Merger and the transactions contemplated herein.

         6.20 Investment Company Act. None of Boca or any Subsidiary thereof is an "investment company" or an "affiliated person" of an entity required to register as an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Act"). The execution, delivery and performance by Boca of this Agreement will not violate any provision of the Act or any rule, regulation or order issued by the SEC thereunder, applicable in each case to Boca or any Subsidiary thereof.

         6.21 Accuracy of Information, Etc. The information with respect to Boca and Sub, and the representations and warranties made in this Agreement, and in any statement, certificate, exhibit, or other document furnished or made available by Boca or Sub to CRP pursuant to this

Agreement or in connection with the transactions contemplated hereby are true, correct and complete and do not contain any statement which is false or misleading with respect to a material fact required to be set forth herein or therein, and do not omit to state a material fact necessary or required to be stated herein or therein in order to make the statements contained herein or therein not materially false or misleading.

                                    COVENANTS

         7.1 Conduct of Business by CRP and Boca Pending the Merger. Each of CRP and Boca covenants and agrees that, between the date hereof and the Effective Time, unless the other party shall have consented in writing (such consent not to be unreasonably withheld), the business of each of CRP and Boca shall, in all material respects, be conducted in, and each of CRP and Boca shall not take any material action, except in the ordinary course of business consistent with past practice; and each of CRP and Boca shall use all reasonable best efforts to preserve substantially intact its business organization, to keep available the services of its current officers and employees and to preserve its relationships with licensors, licensees, customers, suppliers, employees and any others persons with whom it has significant business relations. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, each of CRP, Boca and Sub will not, prior to the Effective Time, without the prior written consent of the other party:

                  (a) adopt any amendment to its respective certificate of incorporation or articles of incorporation, as the case may be, or by-laws or comparable organizational documents;

                  (b) issue, sell, deliver, pledge dispose of, grant, encumber or authorize the issuance, sale, delivery, pledge, disposition, grant or encumbrance of additional shares of capital stock of any class, or securities convertible into capital stock of any class, or any rights, warrants or options to acquire any convertible securities or capital stock, other than the issuance of shares of Boca Common Stock upon the exercise of stock options or stock grants pursuant to outstanding stock options on the date of this Agreement in accordance with their present terms;

                  (c) declare, set aside, make or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any class or series of its capital stock;

                  (d) adjust, split, combine, subdivide, reclassify or redeem, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock, or any of its other securities;

                  (e) (i) acquire (for cash or shares of stock) (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any corporation, partnership, other business organization or any division thereof or any assets; (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except (A) short-term debt in connection with business creditors, accrued wages, taxes and health and welfare obligations in the ordinary course of business consistent with past practices, or (B) short-term borrowings under existing lines of credit in the ordinary course of business consistent with past practice; or (iii) enter into or amend any contract, agreement, commitment or arrangement with Josephthal or with respect to any matter set forth in this Section 7.1;

                  (g) increase the compensation payable or to become payable to its executive officers or employees, except for increases in the ordinary course of business in accordance with past practice, or grant any severance or termination pay to, or enter into any employment or severance agreement with any director or executive officer of it or any of its subsidiaries, or establish, adopt, enter into or amend in any material respect or take action to accelerate any rights or benefits under any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, executive officer or employee;

                  (h) take any action, other than reasonable and usual actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures;

                  (i) make any tax election or settle or compromise any material tax liability; or

                  (j) agree in writing or otherwise to take any of the foregoing actions or any action which would make any representation or warranty in this Agreement untrue or incorrect in any material respect.

         7.2 Conduct of Business by Sub Pending the Merger. During the period from the date of this Agreement to the Effective Time, Sub (a) will remain a wholly-owned subsidiary of Boca, (b) will not incur, directly or indirectly, any liabilities or obligations except those incurred in connection with consummation of this Agreement and the transactions contemplated hereby and (c) will not engage, directly or indirectly, in any business or activities of any type or kind and will not enter into any agreements or arrangements with any person or entity, or be subject to or bound by any obligation or undertaking, which is not contemplated by this Agreement.

         7.3 Best Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement including, without limitation, (i) the prompt preparation and filing with the SEC of the Proxy Statement, (ii) such actions as may be required to have the Proxy Statement cleared by the SEC, as promptly as practicable, including by consulting with each other as to, and responding promptly to, any SEC comments with respect thereto, and (iii) such actions as may be required to be taken under applicable state securities or blue sky laws in connection with the issuance of shares of Boca Common Stock contemplated hereby. Each party shall promptly consult with the other with respect to, provide any necessary information with respect to and provide the other (or its counsel) copies of, all filings made by such party with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby .

         7.4 Access to Information.

                  (a) From the date hereof to the Effective Time, each of CRP and Boca shall (and shall cause the officers, directors, employees, auditors, and agents to) afford the officers, employees, accountants, counsel and other agents of the other party (the "Respective Representatives") reasonable access at all reasonable times, to its officers, employees, agents, properties, facilities, books, contracts, commitments and records, other information necessary for the conduct of a complete business, financial and legal audit of its business and financial condition and, during such period, furnish such Respective Representatives with all financial operating and other data and information as may be reasonably requested.

                  (b) All information obtained by Boca or CRP pursuant to this
         Section 7.4 shall be kept confidential in accordance with the confidentiality agreements, dated as of September 5, 1996, between CRP and Boca.

                  (c) No investigation pursuant to this Section 7.4 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto.

         7.5 Boca Shareholders Meeting. Boca shall call and use its best efforts to hold a meeting of its shareholders to be held as promptly as practicable after clearance by the SEC of the Proxy Statement, for the purpose of voting upon this Agreement and related matters. Boca will, through its board of directors, recommend to its shareholders approval of such matters subject to:
(a) the satisfactory completion of Boca's business, financial and legal audit of CRP's business and financial condition or 12:00 noon, New York time, on January 24, 1997, whichever occurs first; and (b) the receipt of an opinion of Spencer Trask to the effect that the Merger and transactions contemplated herein are fair to the Boca Shareholders from a financial point of view; provided, however, that nothing contained in this Section 7.5 shall require the board of directors of Boca to take any action or refrain from taking any action in violation of its fiduciary duties.

         7.6 Legal Conditions to Merger. Each of CRP and Boca will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the Merger (which actions shall include, without limitation, furnishing all information required in connection with approvals of or filings with any Governmental Entity and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them in connection with the Merger). Each of CRP and Boca will take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party, required to be obtained or made by Boca or CRP in connection with the Merger or the taking of any action contemplated thereby or by this Agreement.

         7.7 Articles of Incorporation and By-Law Amendments. (a) Prior to the Effective Time, CRP and Boca shall agree to amendments to be effected to the amended and restated articles of incorporation of Boca, including to change the name of Boca to "CRP Holding Corp.", and the by-laws of Boca, and Boca shall take all actions reasonably necessary so that such amendments become effective no later than the Effective Time.

                  (b) Any of such foregoing amendments shall not adversely effect the rights with respect to indemnification provided thereunder for actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement), of individuals who at any time prior to Effective Time, were directors or officers of Boca.

         7.8 Employee Benefit Plans.

                  (a) CRP and Boca agree that the benefit plans of CRP in effect at the date of this Agreement shall, to the extent practicable, remain in effect until otherwise determined after the Effective Time and, to the extent such benefit plans are not continued, the Surviving Corporation will maintain for a period of one year after the Effective Time benefit plans which are no less favorable, in the aggregate, to the employees covered by such plans.

                  (b) Boca will, and will cause the Surviving Corporation to, honor without modification all employee severance plans (or policies) and employment and severance agreements of CRP in existence on the date hereof as such agreements are in effect at the Effective Time, including without limitation the plans and agreements specified in
         Section 7.10 hereto.

         7.9 No Solicitations. Each of the parties hereto will immediately cease any existing discussions or negotiations with any third parties conducted prior to the date hereof with respect to any merger, business combination, sale of a significant amount of assets outside of the ordinary course of business, sale of shares of capital stock outside of the ordinary course of business, tender or exchange offer or similar transaction involving such party or any of its subsidiaries or divisions (an "Acquisition Transaction"). Each of the parties hereto shall use its best efforts to ensure that none of its affiliates, officers, directors, representatives or agents shall, directly or indirectly, solicit any person, entity or group concerning any Acquisition Transaction (other than the transactions contemplated by this Agreement); provided, that each of Boca and CRP may participate in negotiations with or furnish information to a third party if their respective boards of directors, after consulting with outside counsel, determines that the failure to do so may violate its fiduciary duties.

         7.10 Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

         7.11 Brokers or Finders. Each of CRP and Boca represents, as to itself and its affiliates that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any brokers' or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement except
(i) Josephthal, whose fees and expenses will be borne by CRP or the Surviving Corporation and (ii) Spencer Trask, whose fees and expenses will be borne by Boca. Each of CRP and Boca agree to indemnify and hold the other harmless from and against any and all claims, liabilities or obligations with respect to any other fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have been made by such party or its affiliate.

                                       8

                                   CONDITIONS

         8.1 Conditions to Each Party's Obligation To Effect the Merger. The respective obligations of the parties to effect the Merger shall be subject to the satisfaction, on or prior to the Effective Time, of the following conditions:

                  (a) Shareholder Approval. This Agreement and the transactions contemplated hereby shall have been approved and adopted by (i) the affirmative vote of the holders of the Boca Common Stock as required by the articles of incorporation of Boca as in effect on the date hereof,
         (ii) the affirmative vote of the holders of the CRP Common Stock entitled to cast at least two-thirds (2/3) of the total number of votes entitled to be cast, and (iii) the affirmative vote of the holders of the common stock of Sub entitled to cast at least two-thirds (2/3) of the total number of votes entitled to be cast.

                  (b) Other Approvals. Other than the filing provided for by
         Section 1.3, any authorizations, notices, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity, the failure to obtain which would have a material adverse effect on the Surviving Corporation, shall have been filed, occurred or been obtained. Boca shall have received all state securities or blue sky permits and other authorizations necessary to issue the Boca Common Stock pursuant to this Agreement.

                  (c) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect (each party agreeing to use all reasonable efforts to have any such order reversed or injunction lifted).

                  (d) Audits. Each of CRP and Boca shall have completed their respective business, financial and legal audits to the reasonable satisfaction of CRP and Boca, as the case may be.

                  (e) Opinion. Boca shall have received an opinion of Spencer Trask or another independent financial advisor reasonably satisfactory to the board of directors of Boca to the effect that the Merger and the transactions contemplated herein are fair to the Boca Shareholders from a financial point of view.

         8.2 Conditions of Obligations of CRP. The obligations of CRP to effect the Merger are subject to the satisfaction, on or prior to the Effective Time, of the following conditions unless waived, if permissible, by CRP:

                  (a) Representations and Warranties. (i) The aggregate effect of all inaccuracies in the representations and warranties of Boca and Sub set forth in this

         Agreement does not and will not have a material adverse effect on Boca and Sub taken as a whole and (ii) the representations and warranties of Boca and Sub shall be true and correct in all material respects as of the date of this Agreement and, except to the extent such representations and warranties speak as of an earlier date, as of the Effective Time as though made on and as of the Effective Time, except as otherwise contemplated by this Agreement, and CRP shall have received a certificate signed on behalf of Boca by the chief executive officer and the chief financial officer of Boca to such effect.

                  (b) Performance of Obligations of Boca and Sub. Boca and Sub shall have performed in all material respects all obligations required to be performed under this Agreement at or prior to the Effective Time, and CRP shall have received a certificate signed on behalf of Boca by the chief executive officer and the chief financial officer of Boca to such effect.

                  (c) Boca shall deliver to CRP at the Closing the resignations of each of its officers and directors, which resignations shall be effective as of the Effective Time.

                  (d) The termination of a Shareholder Agreement dated as of September 3, 1991, by and among CRP and Gerber, Gross and Nassberg.

                  (e) CRP shall have received any such consent, waiver, modification, amendment, suspension or otherwise (in form reasonably satisfactory to CRP and Boca), of The Chase Manhattan Bank, as trustee under an indenture dated as of December 1, 1984, necessary for the consummation of the Merger and the transactions contemplated hereby, and to waive any current defaults thereunder as of the Effective Time, and as may be necessary or appropriate so that no event of default shall occur or be continuing immediately subsequent to the Effective Time, or as may otherwise be necessary or appropriate.

                  (f) CRP shall have received a waiver (in form reasonably satisfactory to CRP and Boca) from Leon Hertzson ("Hertzson"), as Sublessor under a Sublease Agreement, dated as December 1, 1984 by and among Hertzson, CRP and Colonial Glove and Garment, Inc. ("Colonial"), with respect to certain rental payments which are in arrears from April through October of 1996.

                  (g) CRP shall have received any such consent, waiver modification, amendment, suspension or otherwise as may be required (in form reasonably satisfactory to CRP and Boca), under the Revolving Credit Agreement dated December 22, 1995, between CRP and Concord Growth Corporation ("Concord"), and any other agreements between CRP and Concord, necessary for the consummation of the transactions contemplated hereby and to waive any current defaults thereunder, as of the Effective Time, and as may be necessary or appropriate so that no event of default shall be continuing immediately subsequent to the Effective Time, or as may otherwise be necessary or appropriate.

         8.3 Conditions of Obligations of Boca and Sub. The obligation of Boca and Sub to effect the Merger is subject to the satisfaction of the following conditions, on or prior to the Effective Time, unless waived, if permissible, by
Boca:

                  (a) Representations and Warranties. (i) The aggregate effect of all inaccuracies in the representations and warranties of CRP set forth in this Agreement does not and will not have a material adverse effect on CRP and (ii) the representations and warranties of CRP shall be true and correct in all material respects as of the date of this Agreement and, except to the extent such representations and warranties speak as of an earlier date, as of the Effective Time as though made on and as of the Effective Time, except as otherwise contemplated by this Agreement, and Boca shall have received a certificate signed on behalf of CRP by the chief executive officer and the chief financial officer of CRP to such effect.

                  (b) Performance of Obligations of CRP. CRP shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and Boca and Sub shall have received a certificate signed on behalf of CRP by the chief executive officer and the chief financial officer of CRP to such effect.

                  (c) The termination of a Shareholder Agreement dated as of September 3, 1991, by and among CRP and Gerber, Gross and Nassberg.

                  (d) CRP shall have received any such consent, waiver, modification, amendment, suspension or otherwise (in form reasonably satisfactory to CRP or Boca), of The Chase Manhattan Bank, as trustee under an indenture dated as of December 1, 1984, necessary for the consummation of the Merger and the transactions contemplated hereby, and to waive any current defaults thereunder as of the Effective time, and as may be necessary or appropriate so that no event of default shall occur or be continuing immediately subsequent to the Effective time, or as may otherwise be necessary or appropriate.

                  (e) CRP shall have received a waiver (in form reasonably satisfactory to CRP and Boca) from Hertzson, as Sublessor under a Sublease Agreement, dated as December 1, 1984 by and among Hertzson, CRP and Colonial, with respect to certain rental payments which are in arrears from April through October of 1996.

                  (f) the termination of any employment agreement with Gerber as of the Effective Time.

                  (g) CRP shall have received any such consent, waiver modification, amendment, suspension or otherwise as may be required (in form reasonably satisfactory to CRP and Boca), under the Revolving Credit Agreement dated December 22, 1995, between CRP and Concord, and any other agreements between CRP and Concord, necessary for the consummation of the transactions contemplated hereby and to waive any current defaults thereunder, as of the Effective Time, and as may be necessary or appropriate so that no event of default shall be continuing immediately subsequent to the Effective Time, or as may otherwise be necessary or appropriate.

                                       9

                            TERMINATION AND AMENDMENT

         9.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the shareholders of Boca or CRP:

                  (a) by mutual consent of CRP and Boca;

                  (b) by either Boca or CRP if the Merger shall not have been consummated before May 31, 1997 (unless the failure to so consummate the Merger by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement);

                  (c) by CRP if (i) there has been a breach on the part of Boca or Sub of the representations, warranties or covenants of Boca and Sub set forth herein, or any failure on the part of Boca and Sub to comply with their obligations hereunder, or any other events or circumstances shall have occurred, such that, in any such case, any of the conditions to the Closing set forth in Sections 8.1 or 8.2 hereof could not be satisfied on or prior to May 31, 1997, (ii) the Boca Shareholders do not approve the Merger and this Agreement at the meeting required under
         Section 7.6 hereof, or (iii) the board of directors of Boca withdraws, amends, or modifies its favorable recommendation of the Merger, or promulgates any recommendation with respect to an Acquisition Transaction other than a recommendation to reject such Acquisition Transaction; or

                  (d) by Boca if (i) there has been a breach on the part of CRP in the representations, warranties or covenants of CRP set forth herein, or any failure on the part of CRP to comply with its obligations hereunder, or any other events or circumstances shall have occurred, such that, in any such case, any of the conditions to the Closing set forth in Sections 8.1 or 8.3 hereof could not be satisfied on or prior to May 31, 1997, (ii) the Boca Shareholders do not approve the Merger and this Agreement at the meeting required under Section 7.6 hereof, or (iii) prior to the approval of the Merger by the Boca Shareholders, Boca receives a firm offer with respect to an Acquisition Transaction and the board of directors of Boca, after consulting with its outside counsel, determines in good faith that to proceed with the Merger may violate its fiduciary duties.

         9.2 Effect of Termination. In the event of a termination of this Agreement by either Boca or CRP as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no other liability or obligation on the part of CRP or Boca or Sub or their respective officers or directors, other than the provisions of Section 7.10; provided, however that any such termination shall not relieve any party from liability for willful breach of any of its covenants or agreements set forth in this Agreement.

                                       10

                                  MISCELLANEOUS

         10.1 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time.

         10.2 Amendment. This Agreement may be amended in writing by the parties hereto, at any time before or after approval of the matters presented in connection with the Merger by the Boca Shareholders and the CRP Shareholders but, after any such approval, no amendment shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         10.3 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, may to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

         10.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)      if to CRP, to:

                                    Clean Room Products, Inc.
                                    1800 Ocean Avenue
                                    Ronkonkoma, New York  11779
                                    Attention:  President

                           with a copy to:

                                    Rivkin, Radler & Kremer
                                    EAB Plaza
                                    Uniondale, New York  11556
                                    Attention:  Barry R. Shapiro, Esq.

                  (b)      if to Boca or Sub, to:

                                    6516 Via Rosa
                                    Boca Raton, Florida  33433
                                    Attn:  Mr. Alan L. Jacobs

                           with a copy to:

                                    Orrick, Herrington & Sutcliffe LLP
                                    666 Fifth Avenue
                                    New York, New York  10103
                                    Attn:  Lawrence B. Fisher, Esq.

                  (c)      if to Josephthal, to:

                                    Josephthal Lyon & Ross Incorporated
                                    200 Park Avenue
                                    24th Floor
                                    New York, New York  10166
                                    Attn:  Dan Purjes

         10.5 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available.

         10.6 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

         10.7 Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein) and the Confidentiality Agreements (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (b) are not intended to confer upon any person other than the parties hereto and thereto any rights or remedies hereunder or thereunder.

         10.8 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable conflicts of law.

         10.9 Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

         10.10 Publicity. Except as otherwise required by law, or the rules of the OTC Electronic Bulletin Board, for so long as this Agreement is in effect, neither Boca nor CRP shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld.

         10.11 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                  IN WITNESS WHEREOF, CRP, Boca and Sub have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                        CLEAN ROOM PRODUCTS, INC.

                                        By: /s/ Charles A. Chenes
                                           ------------------------
                                            Name:  Charles A. Chenes
                                            Title:  President

                                        BOCA RATON CAPITAL CORP.

                                        By: /s/ Alan L. Jacobs
                                           ------------------------
                                            Name:  Alan L. Jacobs
                                            Title:  President

                                        CRP ACQUISITION CORP.

                                        By: /s/ Alan L. Jacobs
                                           ------------------------
                                            Name:  Alan L. Jacobs
                                            Title:  President

The undersigned are executing this Agreement with respect to Section 4.2 only.

                                        /s/ Paul Gerber
                                        ------------------------
                                        Paul Gerber

                                        /s/ Felicia Gross
                                        ------------------------
                                        Felicia Gross

                                        /s/ Sheila Nassberg
                                        ------------------------
                                        Sheila Nassberg

                                        ------------------------
                                        Dan Purjes

                                    Schedule 5.2

                                    Subsidiaries

         1. CRP has a 95% investment in Oakridge Apartments, Ltd., a limited partnership. See Note 5 to the notes to the Audited Financial Statements.

                                  Schedule 5.3

                                 Capitalization

         1.       CRP Shareholders on the date hereof:

                  Paul Gerber               5 shares
                  Felicia Gross             5 shares
                  Sheila Nassberg           5 shares
--------------------------------------------------------------
                  TOTAL                     15 shares issued and outstanding

         2. Pursuant to the settlement of the Purjes Litigation, Purjes shall be issued one and two-thirds (1 2/3) shares of CRP Common Stock. Such issuance will increase the total number of shares of CRP Common Stock issued and outstanding to sixteen and two-thirds (16 2/3) shares.

                                  Schedule 5.5

                                    Consents

         1. Consent of The Chase Manhattan Bank ("Chase") pursuant to the Guaranty, dated as of December 1, 1984 by and among CRP, Leon Hertzson, Colonial Glove and Garment, Inc. and Chase.

         2. Waiver of Leon Hertzson ("Hertzson"), as Sublessor under a Sublease Agreement, dated as December 1, 1984 by and among Hertzson, CRP and Colonial Glove and Garment, Inc. ("Colonial"), with respect to certain rental payments which are in arrears from April through October of 1996.

         3. Waiver of Concord Growth Corporation, as lender under a Revolving Credit Agreement, with respect to the breach of certain financial and other covenants in such agreement. See Note 8 to the notes to the Audited Financial Statements.

                                  Schedule 5.7

                           No Undisclosed Liabilities

         1. The Financial Statements and the representations and warranties made herein do not reflect any liabilities, current or deferred, associated with CRP's termination of its S election under the Code. Such liabilities may include, but are not limited to, tax liabilities that may result from a negative net capital account in its limited partnership interest of approximately $950,000 in Oakridge Apartments, and this amount may, in the future, result in taxable income to the Surviving Corporation, which may have a material adverse effect on the Surviving Corporation.

         2.       $350,000 Promissory Note of CRP to Boca.

                                  Schedule 5.8

                           Absence of Certain Changes

         1. CRP is in arrears on payments under its Sublease Agreement, dated as of December 1, 1987 by and among Leon Hertzson, CRP and Colonial Glove and Garment, Inc., for the months of April, May, June, July, August, September and October of 1996.

         2. CRP has borrowed $350,000 from Boca pursuant to a promissory note dated the date hereof.

                                  Schedule 5.9

                        Properties, Leases and Equipment

         1. CRP subleases an approximately 65,000 square foot manufacturing, warehouse and office building on an approximately seven acre site in Ronkonkoma, New York.

         2.       CRP leases the following equipment from Advanta Leasing Corp.:

                  (a)  Particle Counter      -- lease dated July 11, 1995
                  (b)  Vacuum Sealer         -- lease dated February 5, 1996

         3.       CRP leases the following equipment from The Republic Group,
LLC:

                  (a)  Web Cleaning System   -- lease dated February 20, 1996
                  (b)  Web Cleaning System   -- lease dated April 18, 1996

                                  Schedule 5.10

                               Accounts Receivable

         None.

                                  Schedule 5.11

                                    Inventory

         1. The inventory of CRP is subject to a first priority lien of Concord Growth Corporation (the "Lender") in connection with a $2 million line of credit extended pursuant to a Revolving Credit Agreement between CRP and the Lender. See Note 8 to the notes to the Audited Financial Statements.

                                  Schedule 5.12

                Patents, Trademarks, Servicemarks and Copyrights

         See Attachment A hereto.

                                                                    ATTACHMENT A

                              REGISTERED TRADEMARKS

CRP. SOLUTIONS. PURE AND SIMPLE.                              CRE. SOLUTIONS. PURE AND SIMPLE
Registration No. 1,926,718                                    Registration No. 1,926,717
U.S. Servicemark Application No. 74/474,887                   U.S. Trademark Application No. 74/474,272

BREATHER TUBING                                               ULTRACLEAN FILM
Registration No. 1,979,014                                    Certificate of Registration No. 1,998,962
U.S. Trademark Appln. Serial No.                              U.S. Trademark Appln. Serial No.
74/535,978                                                    74/498,080

FLEXI-GLOVE                                                   STAT-AWAY
U.S. Trademark Registration No. 1,902,560                     Registration No. 1,422,409

COMMAND 2000                                                  CRP (AND DESIGN)
Registration No. 1,916,151                                    Service Mark Received 9/96
U.S. Trademark Appln. Serial No.                              U.S. Serial No. 74/507,412
74/539,635

                      FILED FOR U.S. TRADEMARK REGISTRATION

CRE (AND DESIGN)                                              CLEANRITE
Application filed for Service Mark                            U.S. Trademark Appln. Serial No.
U.S. Serial No. 75/152,653                                    74/490,629
As of 8/20/96 still waiting                                   As of 9/26/96 CRP's application was
                                                              proceeding and a Notice of Allowance should
                                                              be forthcoming.

CLEAN TRACK
Rejected 7/10/96
Still Waiting

SOF-SWAB
QUAT-2

HD DETERGENT
DUST MAGNET
CLEAN-N-DRI

                             REGISTERED U.S. PATENT

BREATHER BAG
Patent No. 5,536,356

                                  Schedule 5.13

                                   Litigation

1. Florence Price, a former employee of CRP, brought an action in Small Claims District Court of the County of Suffolk, Third District held at Huntington Station for the alleged failure of CRP to timely make one of the payments due under a certain salary continuation agreement between Ms. Price and CRP, which provides for payments to Ms. Price of approximately $190,000 over the next ten (10) years (the "Salary Agreement"). This action was dismissed on January 29, 1997. On or about February 26, 1997, CRP was served with a complaint alleging, inter alia, breach of the Salary Agreement, and praying for a declaratory judgment, injunctive relief, attorney's fees and damages in the amount of $200,000 plus accrued interest. CRP's defenses are anticipated to include (i) that Ms. Price was dismissed for cause and (ii) that she is not, in fact, disabled.

2. On October 9, 1996, CRP was served with a complaint captioned DGH Systems, L.L.C., Plaintiff, against CRP, Defendant, Supreme Court of the State of New York, County of Suffolk, Index No. 96-22570, for an alleged account stated of $25,502.66 relating to alleged sales of goods. Although settlement papers have not yet been filed, the parties have agreed in principle to a settlement that will not require the payment of any consideration by CRP. DGH will continue to service CRP on a cash-on-delivery basis.

3. Pending in Supreme Court, J.D. Hartford/New Britain, Connecticut, is a claim against CRP by Liberty Industries, Inc. ("Liberty"). This complaint stems from an alleged breach of a restrictive covenant by former Liberty employee John Scheidel, in his new employment with CRP. The complaint includes claims for breach of contract, misappropriation of trade secrets, unfair competition, and interference with contract and seeks temporary and permanent injunctions, and money damages. Although settlement papers have not yet been filed, Liberty has agreed in principle to a lump sum payment of $16,000 in settlement of its claims.

4. Pending in New York State Supreme Court, County of New York, is a claim against CRP by Dan Purjes ("Purjes"). This action for specific performance stems from the alleged breach of a contract between Purjes and CRP allegedly entered into on or about May 30, 1993. Pursuant to the terms of the alleged contract, Purjes invested monies in CRP in exchange for common stock of CRP and Colonial Glove and Garment, Inc. The parties have agreed to settle this action in exchange for the issuance to Purjes of 10% of the common stock of CRP.

5. On or about November 21, 1996, CRP was served with a verified complaint of Richard Garrie Murphy II ("Murphy"), alleging breach of his employment contract, bonus contract and severance agreement resulting in damages of (i) $52,500 for breach of the bonus contract and (ii) an unspecified amount for commissions allegedly owing under the employment agreement. No answer has yet been filed. On or about December 26, 1996, CRP filed a verified answer and counterclaims, including, but not limited to, breaches of Murphy's duties as an employee, tortious interference with contractual advantage, and loss of goodwill and damage to reputation. Counterclaim damages exceed the demands in the verified complaint. On or about February 18,

1997, Murphy responded with a reply to the counterclaims and a demand for bill of particulars.

                                  Schedule 5.14

                                Reports and Taxes

         On August 20, 1996, CRP entered into an agreement with the Town of Islip Industrial Development Agency (the "IDA") restructuring its current "payment in lieu of taxes" payment schedule under the Payment in Lieu of Taxes ("PILOT") Agreement dated December 21, 1994, between Leon Hertzson and the IDA.

                                  Schedule 5.15

                                   Agreements

         1. CRP is currently in default under its Sublease Agreement, dated as December 1, 1984 by and among Leon Hertzson ("Hertzson"), CRP and Colonial Glove and Garment, Inc. ("Colonial"), with respect to certain rental payments which are in arrears from April through October of 1996. Because of such default, CRP is in default under the Guaranty, dated as of December 1, 1984, by and among Hertzson, CRP, Colonial and The Chase Manhattan Bank, by virtue of certain cross-default provisions therein.

         2. CRP is contingently liable under an agreement with its shareholders to redeem all or a portion of their common stock, in the event that the remaining shareholders decline to purchase such stock when offered. The purchase price of the common shares is based on either a bona-fide offer from a third party or book value, adjusted as specified in the agreement.

         3. CRP is a party to that certain employment agreement dated March 2, 1993, with Paul Gerber.

         4. Agreement dated August 30, 1996 by and between CRP and Town of Islip Industrial Development Agency ("IDA"), modifying the Payment in Lieu of Taxes (PILOT) Agreement dated December 21, 1987 by and between Hertzson and the IDA.

         5. On December 22, 1995, CRP entered into an agreement with Concord Growth Corporation for a $2 million revolving credit facility with a term of 2 years. The agreement provides for, among other things, a first priority security interest on substantially all of the assets of CRP, as well as the maintenance by CRP of minimum levels of net worth and certain financial and other covenants. CRP is currently in default on certain of these covenants. CRP has also entered into a $275,000 credit facility based upon eligible inventory, as defined therein, with the same financial institution.

                                  Schedule 5.16

                          Employees and Labor Relations

         1.       See Schedule 5.13(1)

                                  Schedule 5.17

                        Employee Benefit Plans and ERISA

         1. CRP maintains a qualified salary reduction plan under Section 401(k) of the Code, which covers substantially all employees. At the discretion of the Board of Directors, CRP may match a portion of the employees' contributions to the plan.

         2.       Oxford Freedom Plan (Comprehensive Healthcare Plan).

         3.       See Schedule 5.13(1).

                                  Schedule 6.2

                                  Subsidiaries

None.

                                  Schedule 6.3

                                 Capitalization

                                                         No. of Shares of Boca
                                                         Common Stock Issuable
Name of Optionee                                        Upon Exercise of Options
----------------                                        ------------------------
Robert H. Arnold                                                          10,000
Alan L. Jacobs                                                            10,000
Ronald L. Miller                                                          10,000
C. Lawrence Rutstein                                                      10,000
Alan H. Weingarten                                                        10,000
Franklyn B. Weichselbaum                                                  10,000
                                                                          ------
     Total                                                                60,000
                                                                          ======

                                  Schedule 6.6

                      SEC Reports and Financial Statements

None.

                                  Schedule 6.8

                           No Undisclosed Liabilities

         On June 30, 1994, Boca entered into an Agreement and Plan of Merger with Weitzer Homebuilders Incorporated ("WHB"), Weitzer Sub, Inc., Harry Weitzer and certain corporations controlled by Harry Weitzer (the "Weitzer Entities"). During an examination of Boca by the staff of the Securities and Exchange Commission (the "Commission") in the third quarter of 1994, Boca was informed that its board of directors was improperly constituted in violation of the Investment Company Act of 1940. As a result of a meeting among the Commission and representatives of Boca, Boca agreed to a Consent Order for Preliminary Injunction and Other Ancillary Relief (the "Consent Order") dated September 6, 1994 pursuant to which the then board of directors resigned and a receiver was appointed to administer and manage the affairs and assets of the Company. The Weitzer Entities terminated the proposed merger on December 23, 1994. The receivership was terminated on March 14, 1995. In January 1997, Boca was notified by WHB's legal counsel that WHB intended to seek alleged damages in connection with unspecified claims relating to the terminated merger. As of the date hereof, to the best of Boca's knowledge, WHB has not commenced any legal proceedings against Boca.

                                  Schedule 6.10

                        Properties, Leases and Equipment

None.

                                  Schedule 6.11

                               Accounts Receivable

None.

                                  Schedule 6.12

                Patents, Trademarks, Service Marks and Copyrights

None.

                                  Schedule 6.13

                                   Litigation

See Schedule 6.8.

                                  Schedule 6.14

                                Reports and Taxes

None.

                                  Schedule 6.15

                                   Agreements

None.

                                  Schedule 6.16

                          Employees and Labor Relations

None.

                                  Schedule 6.17

                        Employee Benefit Plans and ERISA

None.

                                                                   APPENDIX VI

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                                CRP HOLDING CORP.

  (originally incorporated on January 26, 1987 under the name U.S. Tech, Inc.)


                  The undersigned hereby certify that the following Amended and Restated Articles of Incorporation, which:

                           (i)      amend Articles I, IV, V and VI;

                           (ii)     delete former Article VII in its entirety;
                                    and

                           (iii) amend Articles VIII through XIII and redesignate the same as articles VII through XII, respectively,

were adopted by the Board of Directors at a meeting duly called and held on ____________ ____, 1997 and by the affirmative vote of the holders of the requisite number of the issued and outstanding shares of common stock of CRP Holding Corp. entitled to vote thereon at a special meeting of the shareholders duly called and held on _______________ ____, 1997, all in accordance with the Florida 1989 Business General Corporation Act and the Amended and Restated Articles of Incorporation of CRP Holding Corp. then in effect.

                                ARTICLE I - NAME

                  The name of this corporation is CRP Holding Corp. (the "Corporation").

                            ARTICLE II - COMMENCEMENT


                  The Corporation commenced business as of January 26, 1987, the date of execution and acknowledgment of the Corporation's original Articles of Incorporation.

                              ARTICLE III - PURPOSE


                  The Corporation is organized for the purpose of transacting any or all lawful business.

                           ARTICLE IV - CAPITALIZATION

                  Section 4.1: Authorized Capital. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Forty-five Million (45,000,000) shares, consisting of Forty Million (40,000,000) shares of common stock, par value $.001 per share (the "Common Stock"), and Five Million (5,000,000) shares of preferred stock, par value $1.00 per share (the "Preferred Stock").

                  At any time and from time to time when authorized by resolution of the Board of Directors of the Corporation (the "Board of Directors") and without any action by its shareholders, the Corporation may issue or sell any shares of its capital stock of any class or series, whether out of the unissued shares thereof authorized by these Amended and Restated Articles of Incorporation (the "Articles of Incorporation") or by any amendment hereof or out of shares of its capital stock acquired by it after the issue thereof, and whether or not the shares thereof so issued or sold shall confer upon the holders thereof the right to exchange or convert such shares for or into other shares of capital stock of the Corporation of any class or classes or any series thereof . When similarly authorized, but without any action by its shareholders, the Corporation may issue or grant rights, warrants or options, in bearer or registered or such other form as the Board of Directors may determine, for the purchase of shares of the capital stock of any class or series of the Corporation within such period of time, or without limit as to time, to such aggregate number of shares, and at such price per share, as the Board of Directors may determine. Such rights, warrants or options may be issued or granted separately or in connection with the issue of any bonds, debentures, notes, obligations or other evidences of indebtedness or shares of the capital stock of any class or series of the Corporation and for such consideration and on such terms and conditions as the Board of Directors in its sole discretion may determine. In each case the consideration to be received by the Corporation for any such shares so issued or sold shall be such as shall be fixed from time to time by resolution by the Board of Directors. Each share of the capital stock of the corporation issued or sold pursuant to the foregoing provisions of this
Section 4.1 and the full consideration for which in each case as so fixed by the Board of Directors shall have been paid or delivered to the Corporation, shall be conclusively deemed to be fully paid stock and shall not be liable to any further call or assessments thereon, and the holders thereof shall not be liable for any further payments in respect thereof. The Corporation may receive in payment, in whole or in part, for any shares of its capital stock issued or sold by it, cash, labor done, personal property or real property or leases thereof, and in the absence of actual fraud in the transaction, the judgment of the Board of Directors as to the value of the labor, personal property or real property or leases thereof so received shall be conclusive.

                  Section 4.2. Preferred Stock.

                           (a) The Board of Directors shall have authority by
                  resolution to issue the shares of Preferred Stock from time to time on such terms as it may determine, to divide the Preferred Stock into one or more series, and in connection with the creation of any such series, in the resolution or resolutions providing for the issuance of shares of such particular series, to determine and fix the following:

                                (i) The distinctive designation of such series,
                           the number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors, and the stated value thereof, if different from the par value thereof;

                                (ii) The dividend rate, the times of payment of
                           dividends on the shares of such series, whether dividends shall be cumulative, and, if so, from what date or dates, and the preference or relation which such dividends will bear to the dividends payable on any shares of stock of any other class or any other series of this class;

                                (iii) The price or prices at which, and the
                           terms and conditions on which, the shares of such series may be redeemed;

                                (iv) The times, terms, and conditions, if any,
                           upon which shares of such series shall be subject to redemption, including the amount the holders of shares of such series shall be entitled to receive upon redemption (which amounts may vary under different conditions or at different redemption dates) and the amount, terms, and conditions and manner of operation of any purchase, retirement, or sinking fund to be provided for the shares of such series;

                                (v) Whether or not the shares of such series
                           shall be convertible into, or exchangeable for, any other shares of stock of the Corporation or any other securities and, if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                                (vi) The rights of the shares of such series in
                           the event of voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

                                (vii) Whether or not the shares of such
                           series shall have priority over or parity with or be junior to the shares of any other class or series in any respect, or shall be entitled to the benefit of limitations restricting (a) the creation of indebtedness of the Corporation, (b) the issuance of shares of any other class or series having priority over or being on a parity with the shares of such series in any respect, or (c) the payment of dividends on, the making of other distributions in respect of, or the purchase or redemption of shares of any other class or series on a parity with or ranking junior to the shares of such series as to dividends or assets, and the terms of any such restrictions, or any other restriction with respect to shares of any other class or series on a parity with or ranking junior to the shares of such series in any respect;

                                    (viii) Whether such series shall have voting
                           rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights, which may be general or limited; and

                                    (ix) Any other powers, preferences,
                           privileges, and relative, participating, optional, or other special rights of such series, and the qualifications, limitations or restrictions thereof, to the full extent now or hereafter permitted by law.

                           (b) The powers, preferences and relative,
                  participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

                           (c) All Preferred Stock redeemed, purchased or
                  otherwise acquired by the Corporation (including shares surrendered for conversion) shall be canceled and thereupon restored to the status of authorized but unissued Preferred Stock undesignated as to series.

                  Section 4.3. Common Stock. A statement of the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the shares of Common Stock is as follows:

                           (a) Subject to the provisions of law and the rights
                  of any Preferred Stock and any other class or series of stock having a preference as to dividends over the Common Stock then outstanding, dividends may be paid on the Common Stock, out of funds legally available therefor, at such times and in such amounts as the Board of Directors shall from time to time determine.

                           (b) In the event of any voluntary or involuntary
                  liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and the preferential amounts to which the holders of the Preferred Stock shall be entitled upon liquidation, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its shareholders. For purposes of this Section 4.3(b), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation or merger of the Corporation with any other corporation shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, unless such voluntary sale, conveyance, exchange or transfer shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

                           (c) Except as otherwise provided in this Certificate
                  of Incorporation or by applicable law, the holders of Common Stock shall be entitled to vote on each matter on which the shareholders of the Corporation shall be entitled to vote. Each share of Common Stock shall have one vote, and the Common Stock shall vote together as a single class.

                    ARTICLE V - MANAGEMENT OF THE CORPORATION

                  The following provisions are inserted for the management of the business and the conduct of affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and shareholders:

                  Section 5.1: Powers of the Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and the authority expressly conferred upon them by statute or by the Articles of Incorporation or the By-Laws of the Corporation, the Board of Directors is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

                  Section 5.2: Election by Written Ballot. The directors of the Corporation need not be elected by written ballot, unless the By-Laws so provide.

                  Section 5.3: Shareholder Action. Any action required or permitted to be taken by the shareholders of the Corporation at any annual or special meeting of the shareholders may not be effected by any consent in writing by such shareholders unless such consent shall be signed by the holders of at least 66 2/3% of the combined voting power of the then outstanding shares of Voting Stock or such higher vote as may be required by the Articles of Incorporation, voting together as a single class. "Voting Stock" shall mean the Common Stock and any shares of Preferred Stock issued pursuant to Section 4.1 hereof entitled to vote as a single class with the Common Stock.

                  Section 5.4: Special Meetings of Shareholders. Except as otherwise required by law and subject to the rights of the holders of Preferred Stock or any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, special meetings of the shareholders of the Corporation may be called only by (i) the Chairman of the Board of Directors, (ii) the President of the Corporation, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the directors, or (iv) the holders of at least 50% of the Voting Stock of the Corporation.

                         ARTICLE VI - BOARD OF DIRECTORS

                  Section 6.1: Classification of Board. Except as otherwise fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, the number of the directors of the Corporation shall be fixed from time to time by or pursuant to the By-Laws of the Corporation. The directors, other than those who may be elected by the holders of the Preferred Stock or any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of the Articles of Incorporation or any resolution or resolutions providing for the issue of such class or series of stock adopted by the Board of Directors, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the By-Laws of the Corporation, one class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 1998, another class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 1999, and another class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 2000, with each class to hold office until its successors are elected and qualified. At each annual meeting of the shareholders of the Corporation commencing in 1998, the date of which shall be fixed by or pursuant to the By-Laws of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. If the number of directors constituting the Board of Directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no event shall a decrease in the number of directors constituting the total number of directors which the Corporation would have if there were no vacancies, shorten the term of any incumbent director. A director shall hold office until the annual meeting of the shareholders for the year in which his term expires and until his successor shall be elected and shall qualify, subject however, to prior death, resignation, retirement, disqualification or removal from office.

                  Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Articles of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article IV, Section 4.2 applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article VI unless expressly provided by such terms.

                  Section 6.2: Notice of Nominations. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Corporation shall be given in the manner provided in the By-Laws of the Corporation.

                  Section 6.3. Vacancies. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, newly created directorships resulting from any increase in the number of directors may be filled by the Board of Directors, or as otherwise provided in the By-Laws of the Corporation, and any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, or as otherwise provided in the By-Laws. Any director elected in accordance with the preceding sentence of this Section 6.3 shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

                  Section 6.4. Removal of Directors. Subject to any rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, any director may be removed from office only for cause and only by the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class.

                        ARTICLE VII - ACQUISITION OFFERS

                  A director, when evaluating any offer of another person to (i) make a tender or exchange offer for any equity security of the Corporation, (ii) merge or consolidate the Corporation, or cause the Corporation to conduct a share exchange or other combination, with another corporation or entity, or
(iii) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its shareholders, shall give due consideration to the interests of the Corporation's shareholders, and, in his discretion, may consider the following: (a) the social and economic effect of acceptance of such offer on the Corporation's present and future customers, suppliers, creditors, and employees and those of its subsidiaries; (b) on the communities in which the Corporation and its subsidiaries operate or are located; and (c) the long-term as well as short-term interests of the Corporation, its subsidiaries and its shareholders, including the possibility that these interests may be best served by the continued independence of the Corporation.

                         ARTICLE VIII - INDEMNIFICATION

                  The Corporation shall indemnify and may advance expenses to its officers and directors, and may indemnify its employees and agents, to the fullest extent permitted by the provisions of the Florida 1989 Business Corporation Act, as the same may be amended and supplemented. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs and personal representatives of such a person. An adjudication of liability shall not affect the right to indemnification for those indemnified.

                             ARTICLE IX - AMENDMENTS

                  Section 9.1: Amendment of Articles of Incorporation. The Corporation reserves the right to amend or repeal any provision contained in the Articles of Incorporation in the manner prescribed by the laws of the State of Florida and all rights conferred upon shareholders are granted subject to this reservation; provided, however, that in addition to any other provisions of the Articles of Incorporation or requirements of law (and notwithstanding the fact that a lesser percentage may be specified by the Articles of Incorporation or any By-law), the affirmative vote of the holders of at least 66 2/3% or more of the combined voting power of the then-outstanding shares of Voting Stock, voting together as a single class, shall be required to amend, modify or repeal or adopt any provision inconsistent with this Article IX or any of Articles IV, V, VI, VIII, X, or XI herein.

                  Section 9.2: Amendment of By-Laws. The By-Laws of the Corporation may be altered or repealed and By-Laws may be made at any annual meeting of the shareholders or at any special meeting thereof if notice of the proposed alteration or repeal of By-Law or By-Laws to be made be contained in the notice of such special meeting, by the affirmative vote of the holders of at least 66-2/3% of the voting power of all the then outstanding Voting Stock, or by the affirmative vote of a majority of the Board, at any regular meeting of the Board, or at any special meeting of the Board, if notice of the proposed alteration or repeal, or By-Law or By-Laws to be made, be contained in the notice of such special meeting.

                       ARTICLE X - AFFILIATED TRANSACTIONS

                  The Corporation elects not to be subject to the provisions of Florida Statutes Section 607.0901 regarding Affiliated Transactions.

                     ARTICLE XI - CONTROL SHARE ACQUISITIONS

                  The Corporation elects not to be subject to the provisions of the Florida Statutes Section 607.0902, or any successor statute thereto, regarding Control-Share Acquisitions and rescinds its prior election to be subject to said statute.

                    ARTICLE XII - REGISTERED OFFICE AND AGENT

                  The street and mailing address of the registered office of the Corporation is 2300 West Glades Road, West Tower, Suite 440, Boca Raton, Florida 33431 and the name and address of the registered agent is Corporation Service Company, 1201 Hays Street, Tallahassee, Florida 32301.

                  IN WITNESS WHEREOF, CRP HOLDING CORP. has caused these Amended and Restated Articles of Incorporation this ___ day of ___________, 1997.



                                               -----------------------------
                                               Alan L. Jacobs, President

ATTEST:


-------------------------
Franklyn B. Weichselbaum
Secretary

                                                                APPENDIX VII


                                  AMENDED AND
                                RESTATED BY-LAWS
                                       OF
                                CRP HOLDING CORP.
                       (As Adopted on _________ ___, 1997)

                                    ARTICLE I

                                     OFFICES

         SECTION 1. REGISTERED OFFICE. The registered office of CRP Holding Corp. (the "Corporation") shall be established and maintained at 2300 West Glades Road, West Tower, Suite 440, Boca Raton, Florida, and the registered agent of said corporation shall be Corporation Service Company, 1201 Hays Street, Tallahassee, Florida 32301.

         SECTION 2. OTHER OFFICES. The Corporation may have other offices, either within or without the State of Florida, at such place or places as the Board of Directors (the "Board") may from time to time appoint or the business of the Corporation may require.


                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

         SECTION 1. ANNUAL MEETINGS. Annual meetings of shareholders for the election of directors, and for the transaction of such other business as may properly be brought before the meeting, shall be held at such place, either within or without the State of Florida, and at such time and date as the Board, by resolution, shall determine and as set forth in the notice of the meeting. In the event the Board fails to so determine the time, date and place of meeting, the annual meeting of shareholders shall be held at the principal executive office of the Corporation in Florida at 10:00 a.m. on the first Tuesday in March. If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day. At each annual meeting, the shareholders entitled to vote shall elect directors and transact such other business as shall be properly brought before the meeting.

         SECTION 2. SPECIAL MEETINGS. Except as otherwise fixed by or pursuant to the provisions of the Amended and Restated Articles of Incorporation (the "Articles of Incorporation") relating to the rights of the holders of any class or series of stock having a preference over the common stock, par value $.001 of the Corporation (the "Common Stock") as to dividends or upon liquidation, special meetings of the shareholders may be called at any time only by (i) the Chairman of the Board, (ii) the President, (iii) the Board pursuant to a resolution

                                        VII-1
to dividends or upon liquidation, special meetings of the shareholders may be called at any time only by (i) the Chairman of the Board, (ii) the President,
(iii) the Board pursuant to a resolution adopted by a majority of the directors then in office, or (iv) the holders of at least 50% of the Voting Stock of the Corporation. Special meetings shall be held on such day, at such time and such place either within or without the State of Florida specified in the notice thereof. "Voting Stock" shall mean the Common Stock together with any other shares of stock of the Corporation entitled to vote together as a single class.

         SECTION 3. VOTING. Each shareholder shall be entitled to vote in accordance with the terms of the Articles of Incorporation and in accordance with the provisions of these By-Laws, in person or by proxy, but no proxy shall be voted after eleven (11) months from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest legally sufficient to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the person recording the proceedings of the meeting an instrument in writing revoking the proxy or another duly executed proxy bearing a later date. Upon the demand of any shareholder, the vote for directors and the vote upon any question before the meeting, shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Articles of Incorporation or the laws of the State of Florida.

         Where a separate vote by a class or classes, present in person or represented by proxy, shall constitute a quorum entitled to vote on that matter, the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class, unless otherwise provided in the Articles of Incorporation or the laws of the State of Florida.

         SECTION 4. QUORUM. Except as otherwise required by law, by the Articles of Incorporation or by these By-Laws, the presence, in person or by proxy, of shareholders holding a majority of the Voting Stock, represented in person or by proxy, shall constitute a quorum at all meetings of the shareholders. In case a quorum shall not be present at any meeting, the chairman of the meeting or a majority in interest of the shareholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those shareholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

         SECTION 5. NOTICE OF MEETINGS. Written or printed notice, stating the place, date and time of the meeting, and the general purpose or purposes for which the meeting is called, shall be delivered by the Corporation to each shareholder entitled to vote thereat at his address as it appears on the records of the Corporation, not less than ten nor more than sixty days before the date of the meeting. Notice shall be given in the manner provided by law, by or at the direction of the Chairman of the Board, President, Secretary or the persons calling the meeting.

                                        VII-2

If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting.

         SECTION 6. NOTICE OF SHAREHOLDER BUSINESS AND NOMINATIONS.

                  (a) Annual Meetings of shareholders. Nominations of persons for election to the Board and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders
         (1) pursuant to the Corporation's notice of meeting, (2) by or at the direction of the Board or (3) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this By-Law, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law.

                           (i) For nominations or other business to be properly
                  brought before an annual meeting by a shareholder pursuant to clause (3) of paragraph (a) above, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or after such anniversary date, notice by the shareholder to be timely must be so delivered not later than the close of business on the 10th day following the earlier of
                  (A) the day on which notice of the date of the meeting was delivered to shareholders in accordance with Section 5 of this
                  Article II, and (B) the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (x) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required, in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (y) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (z) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (I) the name

                                        VII-3
                  and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner and (II) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

                           (ii) Notwithstanding anything in these By-Laws to the
                  contrary, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

                  (b) Special Meetings of shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board or (ii) provided that the Board has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board, any such shareholder may nominate a person or persons (as the case may be), for election to such positions as specified in the Corporation's notice of meeting, if the shareholder's notice required by these By-Laws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a shareholder's notice as described above.

                  (c)  General.

                           (i) Only such persons who are nominated in accordance
                  with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the Articles of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in

                                        VII-4
                  compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded.

                           (ii) For purposes of this By-Law, "public
                  announcement" shall mean disclosures in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                           (iii) Notwithstanding the foregoing provisions of
                  this By-Law, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

         SECTION 7. SHAREHOLDERS LIST. A complete list of the shareholders entitled to vote at any meeting of the shareholders, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

         SECTION 8. ADDRESSES OF SHAREHOLDERS. Each shareholder shall designate to the Secretary of the Corporation an address to which notice of meetings and all other corporate notices may be served upon or mailed to him, and if any shareholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his last known post office address.

         SECTION 9. INSPECTORS OF ELECTION. The Board may at any time appoint one or more persons to serve as Judges of Voting at the next succeeding annual meeting of shareholders or at any other meeting or meetings and the Board may at any time fill any vacancy in the office of Judges of Voting. If the Board fails to appoint Judges of Voting, or if any Judges of Voting appointed be absent or refuse to act, or if his office becomes vacant and be not filled by the Board, the chairman of any meeting of the shareholders may appoint one or more temporary Judges of Voting for such meeting. All proxies shall be filed with the Judges of Voting of the meeting before being voted upon. Each Judge, if any, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Judge at such meeting with strict impartiality and according to the best of his ability. The Judges, if any, shall determine the number of shares of stock outstanding and voting power of each, the shares of stock represented at the meeting, the existence of a quorum, and the validity and effects of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and

                                        VII-5
questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting, the Judge or Judges, if any, shall make a report in writing of any challenge, question or matter determined by such Judge or Judges and execute a certificate of any fact found by such Judge or Judges. No director or candidate for the office of director shall act as a Judge of an election of directors.

         SECTION 10. SHAREHOLDER ACTION WITHOUT MEETING. Any action required or permitted to be taken by the shareholders of the Corporation at any annual or special meeting of the shareholders may not be effected by any consent in writing by such shareholders unless such consent shall be signed by the holders of at least 66 2/3% of the combined voting power of the then outstanding shares of Voting Stock or such higher vote as may be required by the Articles of Incorporation, voting together as a single class.


                                   ARTICLE III

                                    DIRECTORS

         SECTION 1. NUMBER, QUALIFICATION, TERM OF OFFICE AND ELECTION. Except as otherwise fixed by or pursuant to the provisions of the Articles of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, the number of directors shall be such as the Board may from time to time by resolution of a majority of the directors then in office directs but shall consist of not more than nine nor less than three directors. Directors need not be shareholders. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of the Articles of Incorporation or any resolution or resolutions providing for the issue of such class or series of stock adopted by the Board, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, one class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 1998, another class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 1999, and another class to be originally elected for a term expiring at the annual meeting of shareholders to be held in 2000, with each class to hold office until its successors are elected and qualified. At each annual meeting of the shareholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director shall hold office for the term for which he is appointed or elected and until his successor, if any, shall have been elected and shall have qualified, or until his death or until he shall have resigned or shall have been removed in the manner hereinafter provided. Directors need not be elected by ballot, except upon demand of any shareholder.

         SECTION 2. RESIGNATIONS. Any director, member of a committee or other officer may resign at any time. Such resignation shall be made in writing, and shall take effect at the

                                        VII-6
time specified therein, or if no time be specified, at the time of its receipt by the Chairman, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice-President, or the Secretary. The acceptance of a resignation shall not be necessary to make it effective.

         SECTION 3. VACANCIES. Unless the Board otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors then in office, though less than a quorum of the Board, and directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the total number of directors of the Corporation, if there were no vacancies, shall shorten the term of any incumbent director.

         SECTION 4. REMOVAL. Subject to the rights of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, any director, or the entire Board, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 80% of the combined voting power of all of the then-outstanding shares of Voting Stock, voting together as a single class.

         SECTION 5. POWERS. The Board shall exercise all of the powers of the Corporation except such as are by law, or by the Articles of Incorporation or by these By-Laws conferred upon or reserved to the shareholders.

         SECTION 6. COMMITTEES. The Board may, by resolution or resolutions adopted by a majority of the full Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

         Any such committee, to the extent provided in the resolution of the Board, or in these By-Laws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have such power or authority in reference to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the shareholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation; and, unless the resolution, these By-Laws or the Articles of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

                                        VII-7

         SECTION 7. MEETINGS.

                  (a) Regular Meetings. Regular meetings of the Board may be held without notice of the time, date, place or purpose of such meeting, at such places and times as shall be determined from time to time by resolution of the directors.

                  (b) Special Meetings. Special meetings of the Board may be called by the Chairman, the Chief Executive Officer, the President, or by the Secretary on the written request of any two directors on at least two hours' notice to each director and shall be held at such place or places as may be determined by the directors, or as shall be stated in the notice of the meeting; provided, however, that if such meeting is held on less than two days' notice, notice thereof must be given telephonically or by telecopy to such director's principal place of business or personally to such director.

                  (c) Participation in Meetings. Unless otherwise restricted by the Articles of Incorporation or these By-Laws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

         SECTION 8. ACTION BY THE BOARD. Any act of the Board shall require the approval of a majority of the directors then in office unless the Articles of Incorporation or these By-Laws shall require the vote of a greater number.

         SECTION 9. COMPENSATION. By resolution of the Board, directors may receive a stated salary for their services as directors or as members of committees, or by resolution of the Board, a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

         SECTION 10. ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting by the unanimous written consent of all members of the Board then in office, or of such committee as the case may be. Such written consent shall be filed with the minutes of proceedings of the Board or committee.

         SECTION 11. GENERAL STANDARDS FOR DIRECTORS.

                  (a) A director shall discharge his duties as a director, including his duties as a member of any committee of the Board upon which he may serve, in good faith, with the care of an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner he reasonably believes to be in the best interests of the Corporation.

                                        VII-8

                  (b) In discharging his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

                           (i) one or more officers or employees of the
                  Corporation whom the director reasonably believes to be reliable and competent in the matters presented;

                           (ii) legal counsel, public accountants or other
                  persons as to matters which the director reasonably believes to be within such persons' professional or expert competence; or

                           (iii) a committee of the Board upon which he does not
                  serve, duly designated in accordance with a provision of the Articles of Incorporation or these By-Laws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

                  (c) A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted.

                  (d) In discharging his duties, a director may consider such factors as the director deems relevant, including the long term prospects and interests of the Corporation, and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the Corporation or its subsidiaries; the communities and society in which the Corporation or its subsidiaries operate; and the economy of the state of the nation.

                  (e) A person who performs his duties in compliance with this
         Section 11 shall have no liability for any action taken as a director, or any failure to take any action, if he performed the duties of his office in compliance with this Section 11.

         SECTION 12. DIRECTORS CONFLICTS OF INTEREST. No contract or other transaction between this Corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest because such director or directors are present at the meeting of the Board or a committee thereof which authorizes, approves or ratifies such contract or transaction, or because his or their votes are counted for such purpose, if:

                  (a) The fact of such relationship or interest is disclosed or known to the Board or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

                  (b) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote, and, they authorize, approve or ratify such contract or transaction by vote or written consent sufficient for the purpose, excluding shares held by such interested director; or

                  (c) The contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the Board, a committee or the shareholders.

                                        VII-9

                  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

                                   ARTICLE IV

                                    OFFICERS

         SECTION 1. OFFICERS. The officers of the Corporation shall be a Chairman, the Chief Executive Officer, the Chief Financial Officer, the President, and a Secretary, all of whom shall be elected by the Board and who shall hold office until their successors are elected and qualified. None of the officers of the Corporation need be directors. The Chairman shall be chosen from among the directors. All officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers shall also have such powers and duties as from time to time may be conferred by the Board or by any committee thereof. The officers shall be elected at the first meeting of the Board after each annual meeting. More than two offices may be held by the same person.

         SECTION 2. ELECTION AND TERM OF OFFICE. Only the elected officers of the Corporation shall be elected annually by the Board at the regular meeting of the Board held after the annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, or resignation, but any officer (other than the Chairman or the Chief Executive Officer) may be removed from office at any time, with or without cause, by either the affirmative vote of a majority of the directors then in office or by the Chairman or the Chief Executive Officer. The Chairman and the Chief Executive Officer may be removed from office, with or without cause, only by the affirmative vote of a majority of the directors then in office. Such removal or resignation shall be without prejudice to the contractual rights, if any, of the person so removed.

         SECTION 3. OTHER OFFICERS AND AGENTS. The Board or any committee thereof may elect, from time to time, and the Chairman and the Chief Executive Officer may appoint, from time to time, such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as provided in these By-Laws, or as may be prescribed by the Board or any committee thereof, or the Chairman or the Chief Executive Officer, as the case may be.

         SECTION 4. CHAIRMAN. The Chairman-of the Board, shall preside, if present, at all meetings of the shareholders and at all meetings of the Board and he shall perform such other duties and have such other powers as may from time to time be designated and assigned to him by the Board.

         SECTION 5. CHIEF EXECUTIVE OFFICER. The Chief Executive officer shall have general direction of the affairs of the Corporation and general supervision over its several


                                       VII-10
officers, subject, however, to the control of the Board. He shall at each annual meeting and from time to time report to the shareholders and to the Board all matters within his knowledge which the interest of the Corporation may require to be brought to their notice; may sign with the Secretary or an Assistant Secretary any or all certificates of stock of the Corporation; in the absence of the Chairman, shall preside at all meetings of the shareholders and at all meetings of the Board; shall have the power to sign and execute in the name of the Corporation all contracts, or other instruments authorized by the Board, and in general shall perform all duties incident to the office of Chief Executive Officer and such other duties as from time to time may be assigned to him by the Board or as are prescribed by these By-Laws.

         SECTION 6. CHIEF FINANCIAL OFFICER. The Chief Financial officer shall have charge and custody of, and be responsible for, all funds and securities of the Corporation, and deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these By-Laws; at all reasonable times exhibit his books of account and records, and cause to be exhibited the books of account and records of any corporation controlled by the Corporation, to any of the directors of the Corporation upon application during business hours at the office of the Corporation, or such other corporation where such books and records are kept; render a statement of the condition of the finances of the Corporation at all regular meetings of the Board and a full financial report at the annual meeting of shareholders; if called upon to do so, receive and give receipts for moneys due and payable to the Corporation from any source whatsoever; may sign with a secretary or Assistant Secretary certificates of stock of the Corporation; and, in general, perform all the duties incident to the office of Chief Financial Officer and such other duties as from time to time may be assigned to him by the Board or the Chief Executive Officer.

         SECTION 7. PRESIDENT AND VICE-PRESIDENTS. The President and any Vice-Presidents shall have such powers and shall perform such duties as may from time to time be assigned to him by the Board or by the Chief Executive Officer; and shall have the power to sign and execute in the name of the Corporation all contracts or other instruments authorized by the Board, except where the Board or the By-Laws shall expressly delegate or permit some other officer to do so. The President and Vice-Presidents may also sign with the Secretary or an Assistant Secretary certificates of stock of the Corporation.

         SECTION 8. SECRETARY. The Secretary shall keep or cause to be kept the minutes of the meetings of the shareholders, of the Board and of any committee when so required; shall see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law; shall be custodian of the corporate records and of the seal of the Corporation and see that the seal is affixed to all documents on which it is required, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of the By-Laws; shall keep or cause to be kept a register of the post office address of each shareholder; may sign with the Chairman, Chief Executive Officer, Chief Financial Officer, the President, or any Vice-President certificates of stock of the Corporation; and, in general, the Secretary shall perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board or by the Chief Executive Officer.


                                       VII-11

         SECTION 9. ASSISTANT SECRETARIES. At the request of the Secretary, or in his absence or disability, an Assistant Secretary shall perform the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary. An Assistant Secretary shall perform such other duties as from time to time may be assigned to him by the Chief Executive Officer, the Secretary, or the Board.

         SECTION 10. REMOVAL. Subject to Section 2 of this Article IV, any officer elected, or agent appointed, by the Board may be removed by the affirmative vote of a majority of the directors then in office whenever, in their judgment, the best interests of the Corporation would be served thereby. Any officer or agent appointed by the Chairman or the Chief Executive Officer may be removed by him whenever, in his judgment, the best interests of the Corporation would be served thereby. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his successor, his death, his resignation or his removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.

         SECTION 11. VACANCIES. A newly created elected office and a vacancy in any elected office because of the death, resignation, or removal may be filled by the Board for the unexpired portion of the term at any meeting of the Board. Any vacancy in an office appointed by the Chairman or the Chief Executive Officer because of death, resignation, or removal may be filled by the Chairman or the Chief Executive Officer.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 1. CERTIFICATES OF STOCK. Certificates of stock, may be signed by the Chairman, Chief Executive Officer, Chief Financial Officer, the President, or any Vice-President, and the Secretary or an Assistant Secretary, shall be issued to each shareholder certifying the number of shares owned by him in the Corporation. Any of or all the signatures may be facsimiles.

         SECTION 2. LOST CERTIFICATES. A new certificate of stock may be issued in the place of any certificate theretofore issued by the Corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

         SECTION 3. TRANSFER OF SHARES. The shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books


                                       VII-12
and ledgers, or to such other person as the directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

         SECTION 4. SHAREHOLDERS RECORD DATE. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting (if permitted) , or entitled to receive payment of any dividend or other distribution or allotment or any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purposes of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than seventy days prior to the meeting or action requiring a determination by shareholders. A determination of shareholders entitled to notice or to vote at a shareholders' meeting shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

         SECTION 5. DIVIDENDS. Subject to the provisions of law and the Articles of Incorporation, the Board may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the Corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the Corporation.

         SECTION 6. SEAL. The corporate seal shall be circular in form and shall contain the name of the Corporation, the year of its creation and the words "CORPORATE SEAL FLORIDA." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

         SECTION 7. FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board.

         SECTION 8. CHECKS. All checks, drafts, or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall be determined from time to time by resolution of the Board.

         SECTION 9. NOTICE AND WAIVER OF NOTICE. Whenever any notice is required by these By-Laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such mailing. Shareholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by statute.


                                       VII-13

        Whenever any notice whatsoever is required to be given under the provisions of any law, or under the provisions of the Articles of Incorporation of the Corporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

         SECTION 10. VOTING OF SHARES IN OTHER CORPORATION. Shares in other corporations which are held by the Corporation may be represented and voted by the Chairman, the Chief Executive Officer, the Chief Financial Officer, the President, or any Vice-President, in person or by proxy or proxies appointed by one of them, subject, however, to the right of the Board to appoint some other person to vote the shares.

                                   ARTICLE VI

                                   AMENDMENTS

         These By-Laws may be altered or repealed and By-Laws may be made at any annual meeting of the shareholders or at any special meeting thereof if notice of the proposed alteration or repeal of By-Law or By-Laws to be made be contained in the notice of such special meeting, by the affirmative vote of the holders of at least 66-2/3% of the voting power of all the then outstanding Voting Stock, or by the affirmative vote of a majority of the Board, at any regular meeting of the Board, or at any special meeting of the Board, if notice of the proposed alteration or repeal, or By-Law or By-Laws to be made, be contained in the notice of such special meeting.

                                   ARTICLE VII

                                 INDEMNIFICATION

         SECTION 1. INDEMNIFICATION RESPECTING THIRD PARTY CLAIMS.

                  (a) The Corporation, to the full extent permitted, and in the manner required, by the laws of the State of Florida as in effect on the effective date of these Amended and Restated By-Laws or as such laws may be amended from time to time, shall indemnify, in accordance with the following provisions of this Article VII, any person who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature (other than an action by or in the right of the Corporation) , by reason of the fact that such person is or was a director or officer of the Corporation, or, if at a time when he or she was a director or officer of the Corporation, is or was, serving at the request of the Corporation as a director, officer, partner, trustee, fiduciary, employee or agent (a "Subsidiary Officer") of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Affiliated Entity"), against expenses (including attorneys' fees and disbursements) , costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (including any appeal thereof) if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful; provided, however, that (i) the Corporation shall not be obligated to indemnify a director or officer of the Corporation or a Subsidiary Officer of


                                       VII-14
         any Affiliated Entity against expenses incurred in connection with an action, suit, proceeding or investigation to which such person is threatened to be made a party but does not become a party unless such expenses were incurred with the approval of the Chairman, the Chief Executive Officer, the Chief Financial Officer, or the Board or a committee thereof and (ii) the Corporation shall not be obligated to indemnify against any amount paid in settlement unless the Chairman, the Chief Executive Officer, the Chief Financial Officer, or the Board or a committee thereof has consented to such settlement. The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendre or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in, or not opposed to, the best interests of the Corporation, or, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful. Notwithstanding anything to the contrary in the foregoing provisions of this Section l(a), a person shall not be entitled, as a matter of right, to indemnification pursuant to this Section l(a) against costs or expenses incurred in connection with any action, suit or proceeding commenced by such person against the Corporation or any Affiliated Entity or any person who is or was a director, officer, fiduciary, employee or agent of the Corporation or a Subsidiary Officer of any Affiliated Entity, but such indemnification may be provided by the Corporation in a specific case as permitted by
         Section 6 below in this Article VII.

                  (b) The Corporation may indemnify any employee or agent of the Corporation in the manner and to the same or a lesser extent than it shall indemnify any director or officer under Section 1(a) above in this Article VII.

         SECTION 2. INDEMNIFICATION RESPECTING DERIVATIVE CLAIMS.

                  (a) The Corporation, to the full extent permitted, and in the manner required, by the laws of the State of Florida as in effect on the effective date of these Amended and Restated By-Laws or as such laws may be amended from time to time, shall indemnify, in accordance with the following provisions of this Article VII, any person who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof) brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a Subsidiary Officer of an Affiliated Entity against expenses (including attorneys' fees and disbursements) and costs actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit, or proceeding (including any appeal thereof), not exceeding, in the judgment of the Board, the estimated expense of litigating the proceeding to conclusion, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless, and only to the extent that, the court in which such action, suit or proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses and costs as the court shall deem proper; provided, however, that the Corporation shall not be obligated to indemnify a director or officer of the Corporation or a Subsidiary Officer of any Affiliated Entity against expenses incurred in connection with an action or suit to which such person is threatened to be made a party but does not become a party unless such expenses were incurred with the approval of the Chairman, the Chief Executive Officer, the Chief Financial Officer, or the Board or a committee


                                       VII-15
         thereof. Notwithstanding anything to the contrary in the foregoing provisions of this Section 2 (a), a person shall not be entitled, as a matter of right, to indemnification pursuant to this Section 2 (a) against costs and expenses incurred in connection with any action or suit in the right of the Corporation commenced by such person, but such indemnification may be provided by the Corporation in any specific case as permitted by Section 6 below in this Article VII.

                  (b) The Corporation may indemnify any employee or agent of the Corporation in the manner and to the same or a lesser extent that it shall indemnify any director or officer under Section 2(a) above in this Article VII.

         SECTION 3. DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION. Any indemnification to be provided under any of Sections 1(a), l(b), 2(a) or 2(b) above in this Article VII (unless ordered by a court of competent jurisdiction) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification is proper under the circumstances because such person had met the applicable standard of conduct set forth in such Section of this Article VII. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding in respect of which indemnification is sought or by majority vote of the members of a committee of the Board composed of at least two members each of whom is not a party to such action, suit or proceeding, or
(ii) if such a quorum is not obtainable and/or such a committee is not established or obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or
(iii) by the affirmative vote of a quorum consisting of the holders of a majority of the holders of Common Stock not parties to such proceeding, or, if no such quorum is obtainable, by a majority of holders of Common Stock who were not parties to such proceeding. In the event a request for indemnification is made by any person referred to in Sections 1(a) or 2(a) above in this Article VII, the Corporation shall use its best efforts to cause such determination to be made not later than 60 days after such request is made.

         SECTION 4. RIGHT TO INDEMNIFICATION UPON SUCCESSFUL DEFENSE AND FOR SERVICE AS A WITNESS.

                  (a) Notwithstanding the other provisions of this Article VII, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in any of Sections 1 (a), 1 (b), 2 (a) or 2 (b) above in this Article VII, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees and disbursements) and costs actually and reasonably incurred by such person in connection therewith.

                  (b) To the extent any person who is or was a director or officer of the Corporation in office on the effective date of these Amended Restated By-Laws or thereafter has served or prepared to serve as a witness in any action, suit or proceeding (whether civil, criminal, administrative, regulatory or investigative in nature) , including any investigation by any legislative body or any securities or commodities exchange of which the Corporation is a member or to the jurisdiction of which it is subject, by reason of his or her services as a director or officer of the Corporation or his or her service as a Subsidiary Officer of an Affiliated Entity at a time when he or she was a director or


                                       VII-16
         officer of the Corporation (assuming such person is or was, as evidenced by a writing to such effect, serving at the request of, or to represent the interests of, the Corporation as a Subsidiary Officer of such Affiliated Entity), but excluding service as a witness in an action or suit commenced by such person, the Corporation shall indemnify such person against expenses (including attorneys, fees and disbursements) and out-of-pocket costs actually and reasonably incurred by such person in connection therewith and shall use its best efforts to provide such indemnity within 60 days after receipt by the Corporation from such person of a statement requesting such indemnification, averring such service and reasonably evidencing such expenses and costs; it being understood, however, that the Corporation shall have no obligation under this Article VII to compensate such person for such person's time or efforts so expended. The Corporation may indemnify any employee or agent of the Corporation in the manner and to the same or lesser extent as it may indemnify any director or officer of the Corporation pursuant to the foregoing sentence of this paragraph.

         SECTION 5. ADVANCE OF EXPENSES.

                  (a) Expenses and costs incurred by any person referred to in Sections 1 (a) or 2 (a) above in this Article VII in defending a civil, criminal, administrative, regulatory or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking in writing by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified in respect of such costs and expenses by the Corporation as authorized by this Article VII. Such expenses (including attorneys' fees) incurred by other employees and agents of the Corporation may be so paid upon such terms and conditions, if any, as the Board may deem appropriate.

                  (b) Expenses and costs incurred by any person referred to in Sections l(b) or 2(b) above in this Article VII in defending a civil, criminal, administrative, regulatory or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board or a committee thereof authorized to so act by the Board upon receipt of an undertaking in writing by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation in respect of such costs and expenses as authorized by this Article VII.

         SECTION 6. INDEMNIFICATION NOT EXCLUSIVE. The provision of indemnification to or the advancement of expenses and costs to any person under this Article VII, or the entitlement of any person to indemnification or advancement of expenses and costs under this Article VII, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such person in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any person seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person's capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.

         SECTION 7. CORPORATE OBLIGATIONS; RELIANCE. The provisions of Section l through 6 above of this Article VII shall be deemed to create a binding obligation on the part of the Corporation to the officers and directors of the Corporation on the effective date of these Amended and Restated By-Laws and persons thereafter elected as officers and directors


                                       VII-17

         SECTION 8. (including persons who served as officers and directors on or after such date but are no longer officers and directors at the time they present claims for advancement of expenses or indemnity), and such persons in acting in their capacities as officers or directors of the Corporation or Subsidiary Officers of any Affiliated Entity shall be entitled to rely on such provisions of this Article VII, without giving notice thereof to the Corporation.

         SECTION 9. SUCCESSORS. The right of any person who is or was a director, officer, employee or agent of the Corporation to indemnification or advancement of expenses under Sections l through 7 above in this Article VII shall continue after he or she shall have ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, distributees, executors, administrators and other legal representatives of such person.

         SECTION 10. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of, or to represent the interests of, the Corporation as a Subsidiary Officer of any Affiliated Entity, against any liability asserted against such person and incurred by such person in any capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VII or applicable law.

         SECTION 11. DEFINITIONS OF CERTAIN TERMS.

                  (a) For purposes of the Article VII, references to "the Corporation" shall include any constituent corporation (including any constituent of a constituent) absorbed into the Corporation after the effective date of these Amended and Restated By-Laws in a consolidation or merger if such corporation would have been permitted (if its corporate existence had continued) under applicable law to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request, or to represent the interests of, such constituent corporation as a director, officer, employee or agent of any Affiliated Entity shall stand in the same position under the provisions of Sections l through 9 above in this
         Article VII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued; provided, however, that, no such person shall be entitled to indemnity from the corporation in respect of his or her service to such constituent Corporation, or at the request of such constituent corporation, pursuant to Sections l(a) or 2(a) above but may be indemnified by the Corporation in respect thereof as permitted by Sections l(b) or 2(b) above.

                  (b) For purposes of this Article VII, references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, trustee, fiduciary, employee or agent of the Corporation or any Affiliated Entity which service imposes duties on, or involves services by, such director, officer, trustee, fiduciary, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the Corporation" as referred to in this
         Article VII.


                                       VII-18

                         BOCA RATON CAPITAL CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   OF BOCA RATON CAPITAL CORPORATION ("BRCC").

         The undersigned hereby appoints Alan L. Jacobs and Franklyn B. Weichselbaum, as Proxies, each with the power to appoint his substitute; and hereby authorizes them, or any of them, to represent and vote as designated on the reverse side of this proxy card, all the shares of common stock of BRCC held of record by the undersigned on August 26, 1997 at the Special Meeting of Shareholders to be held on October 9, 1997, or any adjournment or postponement thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

[X]

Please mark your votes as in this example.

TO VOTE WITH THIS PROXY BALLOT, FILL IN THE BOX TO THE RIGHT OF YOUR VOTE FOR EACH PROPOSAL THEN SIGN, DATE AND RETURN THIS BALLOT IN THE ENVELOPE PROVIDED.


The undersigned hereby instructs each of the proxies named hereon or their substitutes to vote, in their discretion, upon such other matters which may properly come before the meeting or any adjournment thereof.

   1.   Approval of the Issuance and the          FOR      AGAINST      ABSTAIN
        Merger.                                   [ ]        [ ]          [ ]


   2.   Approval of the Amended and               FOR      AGAINST      ABSTAIN
        Restated Articles of Incorporation        [ ]        [ ]          [ ]
        and the Amended and Restated By-
        Laws in the event the Merger is not
        consummated.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU EXECUTE AND RETURN THIS PROXY BUT DO NOT SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED FOR THE APPROVAL THE ISSUANCE AND THE MERGER THEREBY WAIVING SUCH SHAREHOLDER'S RIGHT TO DISSENT AND FOR THE APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION AND THE AMENDED AND RESTATED BY-LAWS.


SIGNATURE
         -----------------------------  ---------------------------------------
                                 DATED  SIGNATURE IF JOINTLY OWNED        DATED

Note: Please sign exactly as the name appears above. When shares are held by Joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign the full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.